As filed with the Securities and Exchange Commission on June 17, 2010




                                          Securities Act File No. 333-165528
                                     Investment Company Act File No. 811-21997


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM N-2/A
                        (CHECK APPROPRIATE BOX OR BOXES)
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  X
                          PRE-EFFECTIVE AMENDMENT NO. 1               X



                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                X
                                AMENDMENT NO. 6                       X
                           --------------------------

             Old Mutual Emerging Managers Institutional Fund, L.L.C.
               (Exact name of Registrant as specified in Charter)
                           --------------------------

                             Larch Lane Advisors LLC
                          800 Westchester Avenue, S-618
                            Rye Brook, New York 10573
                           --------------------------

                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code: (888) 266-2200

                               Matthew Appelstein
                           c/o Larch Lane Advisors LLC
                          800 Westchester Avenue, S-618
                            Rye Brook, New York 10573
                                 (888) 266-2200
                           --------------------------

                     (Name and address of agent for service)

                                    Copy to:

                             George M. Silfen, Esq.
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
               AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF
                           THIS REGISTRATION STATEMENT

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [X]

It is proposed that this filing will become effective:
[X] when declared effective pursuant to Section 8(c)

If appropriate, check the following box:
[ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _____.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                       PROPOSED
                                        MAXIMUM                    AMOUNT OF
     TITLE OF SECURITIES               AGGREGATE                 REGISTRATION
       BEING REGISTERED             OFFERING AMOUNT                   FEE


 Limited Liability
   Company Interests                  $50,000,000                 $3,565.00*

    The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

    * Previously paid.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER AND SALE IS NOT PERMITTED.


PRELIMINARY PROSPECTUS
SUBJECT TO COMPLETION


                                 DATED [ ], 2010
                          OLD MUTUAL EMERGING MANAGERS
                           INSTITUTIONAL FUND, L.L.C.
                                 ---------------
                  UNITS OF LIMITED LIABILITY COMPANY INTERESTS
                                 ---------------

     Old Mutual Emerging Managers Institutional Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility.

     The units of limited liability company interests in the Fund ("Units") are not deposits in, obligations of, or guaranteed by the Fund or any of its affiliates or by any bank, are not government guaranteed or insured, and are subject to investment risks, including the possible loss of the principal amount invested. See "Investment Practices and Related Risk Factors."

                                 TOTAL OFFERING

          Amount(1)                                                $50,000,000
          Sales Load(2)                                            None
          Proceeds to the Fund(3)                                  $50,000,000

 ---------------
 1 Generally, the minimum initial investment by an investor is $250,000. Subsequent investments must be at least $25,000. These minimums may be reduced for certain investors.
 2 Under the terms of this Prospectus, investors in the Fund (who must meet the eligibility requirements described herein) will not be charged a sales load by the broker-dealer selling the Units. (See "Purchases of Units - Eligible Investors.")
 3 These estimated proceeds assume the sale of all Units registered under this offering.

     Old Mutual Investment Partners serves as the distributor of the Units (the "Distributor") and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of Old Mutual Investment Partners is 4643 South Ulster Street, Sixth Floor, Denver, Colorado 80237. The Distributor may retain broker-dealers (collectively with the Distributor, the "Member Service Providers") to assist in the distribution of Units. In addition to distributing the Fund, the Distributor provides or arranges for the provision of certain investor and account maintenance services pursuant to the Distribution Agreement with the Fund. As compensation for distribution and other services it provides, the Fund pays Old Mutual Investment Partners a monthly member servicing fee at an annual rate of 0.50% of the net assets of the Fund (the "Member Servicing Fee"). Pursuant to limitations imposed by the Financial Industry Regulatory Authority, Inc. ("FINRA"), the Member Servicing Fee will be capped at 6% of the total proceeds to be received by the Fund in respect of sales of Units registered pursuant to this offering. See "Purchases of Units -- Plan of Distribution." Units will be sold only to investors qualifying as "Eligible Investors" as described in this Prospectus.

     Neither the Securities and Exchange Commission nor any other U.S. federal or state governmental agency or regulatory authority has approved or disapproved the merits of an investment in these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus sets forth concisely information about the Fund that a prospective investor should know before investing. It includes the information required to be included in a prospectus and statement of additional information. Please read it before you invest and keep it for future reference. You may request a free copy of this Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make inquiries by calling (888) 266-2200 or by writing to the Fund. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available on the Securities and Exchange Commission's website at www.sec.gov.


                             LARCH LANE ADVISORS LLC
                               INVESTMENT ADVISER
                                 ---------------
                         800 WESTCHESTER AVENUE, S-618
                            RYE BROOK, NEW YORK 10573
                                 ---------------
                         OLD MUTUAL INVESTMENT PARTNERS

                                TO ALL INVESTORS

     This Prospectus will not constitute an offer to sell or the solicitation of an offer to buy, and no sale of Units will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus. Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. This Prospectus is qualified in its entirety by reference to the Amended and Restated Limited Liability Company Agreement of the Fund (the "Company Agreement") dated as of October 16, 2008, which appears in Appendix A. Prospective investors should read this Prospectus and the Company Agreement carefully before investing and retain them for future reference. Units are subject to restrictions on transferability and resale.

                                 PRIVACY NOTICE

     Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to nonpublic personal information of investors, prospective investors and former investors in the Fund and may be changed at any time, provided a notice of such change is given to you.

     You provide us with personal information, such as your address, social security number, assets and/or income information: (i) in investor certifications and related documents; (ii) in correspondence and conversations with the Fund's representatives; and (iii) through transactions in the Fund.

     We do not disclose any of this personal information about our investors, prospective investors or former investors to anyone, other than to our affiliates, and except as permitted by law, such as to our attorneys, auditors, brokers and regulators and, in such case, only as necessary to facilitate the acceptance and management of your investment. Thus, it may be necessary, under anti-money laundering and similar laws, to disclose information about investors in order to accept investor certifications and payments for Units from them. We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

     We seek to carefully safeguard your private information and, to that end, restrict access to nonpublic personal information about you to those employees and other persons who need to know the information to enable the Fund to provide services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

     Notwithstanding anything to the contrary herein, each investor (and each employee, representative, or other agent of such investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Fund, and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the investor relating to such tax treatment and tax structure.

                                TABLE OF CONTENTS


Offering Summary..............................................................1
Summary of Fund Expenses.....................................................15
Financial Highlights.........................................................16
The Fund.....................................................................18
Use of Proceeds; Cash Equivalents............................................18
Structure....................................................................18
Investment Program...........................................................18
Investment Practices and Related Risk Factors................................23
Additional Risk Factors......................................................32
Performance History..........................................................37
Investment Policies and Restrictions.........................................37
Management of the Fund.......................................................38
Investment Advisory Services.................................................43
Voting.......................................................................47
Brokerage....................................................................47
Administration Agreement.....................................................48
Custodian and Escrow Agent...................................................49
Fees and Expenses............................................................49
Net Asset Valuation..........................................................50
Conflicts of Interest........................................................52
Codes of Ethics..............................................................53
Purchases of Units...........................................................54
Redemptions, Repurchases of Units and Transfers..............................56
Dividends and Capital Gains..................................................59
Tax Aspects..................................................................60
ERISA Considerations.........................................................66
Additional Information and Summary of Amended and Restated
 Limited Liability Company Agreement.........................................68
Reports to Members...........................................................70
Term, Dissolution and Liquidation............................................70
Fiscal Year..................................................................70
Independent Registered Public Accounting Firm................................70
Inquiries....................................................................71


Appendix A - Company Agreement..............................................A-1

Appendix B - Financial Statements...........................................B-1

Appendix C - Investor Certifications........................................C-1

Appendix D - Fund and Master Fund Performance Information...................D-1

                                OFFERING SUMMARY

IN MAKING AN INVESTMENT DECISION, AN INVESTOR MUST RELY UPON HIS, HER OR ITS OWN EXAMINATION OF OLD MUTUAL EMERGING MANAGERS INSTITUTIONAL FUND, L.L.C. AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED IN ACQUIRING UNITS OF LIMITED LIABILITY COMPANY INTERESTS IN OLD MUTUAL EMERGING MANAGERS INSTITUTIONAL FUND, L.L.C. THIS IS ONLY A SUMMARY OF INFORMATION TO CONSIDER BEFORE INVESTING AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION THAT FOLLOWS ELSEWHERE IN THIS PROSPECTUS. AN INVESTOR SHOULD REVIEW THE ENTIRE PROSPECTUS BEFORE MAKING A DECISION TO PURCHASE UNITS OF LIMITED LIABILITY COMPANY INTERESTS IN OLD MUTUAL EMERGING MANAGERS INSTITUTIONAL FUND, L.L.C.

The Fund                Old Mutual Emerging Managers Institutional Fund, L.L.C.
                        (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. Larch Lane Advisors LLC (the "Adviser") serves as the investment adviser of the Fund.

                        Investors who purchase units of limited liability company interests in the Fund ("Units") in the offering, and other persons who acquire Units and are admitted to the Fund by its Board of Managers (each member of the Board of Managers, a "Manager" and collectively, the "Board of Managers"), will become members of the Fund ("Members").

                        The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund provides the benefits of professional selection of asset managers, professional asset allocation and the opportunity to invest with asset managers whose services may not generally be available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Fund is similar to a private investment fund in that its Units will be sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act and has registered the offering of its Units under the Securities Act of 1933, as amended (the "1933 Act").

Investment Objective    The Fund's investment objective is to seek to generate
and Investment          attractive returns Program while attempting to reduce
                        volatility. In pursuing its investment objective, the Fund invests substantially all of its assets in Old
                        Mutual Emerging Managers Master Fund, L.L.C. (the
                        "Master Fund"), a Delaware limited liability company, which, like the Fund, is registered under the 1940 Act.
                        The Master Fund, in turn, invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles
                        ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Master
                        Fund invests primarily in Portfolio Funds managed by Portfolio Managers that are deemed by the Adviser to be "emerging managers." The Adviser deems a Portfolio
                        Manager to be an "emerging manager" under circumstances where, at the time of the investment: (i) the Portfolio
                        Manager has been in operation for three years or less;
                        (ii) the Portfolio Fund has been in operation for three years or less and the Portfolio Manager does not have a greater than three year track record in employing the investment program of the Portfolio Fund; or (iii) the Portfolio Manager's assets under management are under $400 million. The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund. This form of investment structure is commonly known as a "master/feeder fund" arrangement. The Adviser is responsible for determining the portion of the Master
                        Fund's assets to be allocated to each Portfolio Manager.
                        Because the Adviser determines whether a Portfolio
                        Manager is an "emerging manager" at the time of investment, it is possible that, over time, as the Fund holds investments with these Portfolio Managers, they may no longer qualify as "emerging managers" and, thus, may no longer possess the characteristics deemed attractive at the time of investment.

                        In allocating the assets of the Master Fund, the Adviser takes an "absolute return" approach, i.e., seeks to generate returns that are not highly correlated with the performance of major equity, bond or commodities markets. In doing so, the Adviser expects to emphasize investments with Portfolio Managers that pursue "Relative Value Arbitrage Strategies" and "Long-Short Trading Strategies." Relative Value Arbitrage Strategies generally involve the simultaneous purchase and sale of 'like' securities in order to seek to profit from pricing discrepancies between markets. The following strategies fall within this category, among others: (i) Convertible Arbitrage; (ii) Option Volatility Arbitrage;
                        (iii) Capital Structure Arbitrage; (iv) Fixed Income Arbitrage; and (v) Event Arbitrage. Long-Short Trading Strategies involve the purchase of stocks which are believed to be undervalued and the selling short of stocks believed to be overvalued. Statistical Arbitrage and Fundamental Long-Short Strategies are among the strategies used in long-short trading. (See "Investment Program" for a description of various Relative Value Arbitrage and Long-Short Trading Strategies.)

                        The Adviser may also allocate the assets of the Master Fund to Portfolio Funds employing a mix of other strategies including, among others, "Global Macro," "Currency & Commodity Trading" and "Multi-Strategy." It is expected that Portfolio Funds employing these strategies would comprise a much smaller portion of the Master Fund's portfolio than Portfolio Funds employing Relative Value Arbitrage and Long-Short Trading Strategies.

                        PORTFOLIO MANAGER SELECTION PROCESS. Portfolio Managers are selected on the basis of various criteria established by the Adviser, including, but not limited to, an analysis of: the particular strategy employed by the Portfolio Manager and its expected correlation with the U.S. equities markets, the expected level of portfolio diversification, the Portfolio Manager's experience and reputation, applicable Portfolio Fund fees, anticipated risks versus projected returns, applicable liquidity terms and the Portfolio Manager's track record.

                        The Adviser regularly monitors the performance of each Portfolio Fund and evaluates each Portfolio Manager to determine whether its investment program is consistent with the Master Fund's investment objective. The Adviser may: (i) reallocate the Master Fund's assets among Portfolio Managers; (ii) allocate the Master Fund's assets to new Portfolio Managers; and (iii) remove existing Portfolio Managers from the Master Fund's portfolio. The identity and number of Portfolio Managers is likely to change over time. The Adviser may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.

                        PORTFOLIO FUND INVESTMENTS AND INVESTMENT PRACTICES. Portfolio Funds are not expected to be registered under the 1940 Act. Unregistered investment funds typically provide greater flexibility than traditional investment funds, such as mutual funds, as to the types of securities that may be owned, the types of trading strategies that may be employed and, in some cases, the amount of leverage that may be used. Portfolio Managers may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. In addition to investments in equity and debt securities of U.S. and foreign issuers, Portfolio Managers may invest in equity-related instruments, currencies, commodities, futures, U.S. and foreign equity-related instruments, debt-related instruments, notes, options, warrants, convertible securities, repurchase and reverse repurchase agreements, mortgage-related and other asset-backed securities, real estate investment trusts, swaps, other derivatives and cash or cash equivalents (such as treasury notes and bills, certificates of deposit, commercial paper, bankers acceptances or mutual funds that invest in these types of instruments). Some of these instruments may not be traded on public markets. The Adviser expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments), trade on margin and engage in short sales. Portfolio Managers are generally not limited in the markets in which they invest (either by location or type, such as large capitalization, small capitalization or foreign markets) or the investment disciplines that they may employ (such as value or growth or bottom-up or top-down analysis).

                        Portfolio Managers may use various investment techniques for hedging and non-hedging purposes. For example, a Portfolio Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions. The use of these techniques may be an integral part of a Portfolio Manager's investment program, and involves certain risks. Portfolio Managers may generally utilize leverage without limit, which also entails risk. Portfolio Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are generally not subject to any investment limitations imposed by the 1940 Act.

                        TEMPORARY INVESTMENTS. Each Portfolio Manager and, during periods of adverse market conditions in the securities markets as determined by the Adviser, the Fund or the Master Fund may temporarily invest all or any portion of their respective assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold cash. The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (See "Investment Practices And Related Risk Factors -- Money Market Instruments.")

                        1940 ACT LIMITATIONS. The Master Fund will limit its investment position in a Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in a Portfolio Fund, if investments in the Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets, or such other percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

                        An investment in the Fund involves substantial risks and no assurance can be given that the Fund will achieve its investment objective.

Potential Benefits of   By investing in the Fund, Members gain access to a
Investing in the        group of Portfolio Managers whose services typically
Fund                    are not available to the general investing public,
                        whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Fund provides Members the opportunity to participate in the investment programs of a professionally selected cross-section of Portfolio Managers, without being subject to the high minimum investment requirements that Portfolio Managers typically would impose on investors. Allocation of assets among Portfolio Managers has the potential to reduce the volatility of investment returns from that which might be associated with a direct investment with any single Portfolio Manager.

Borrowings              The Fund and the Master Fund are authorized to borrow
                        money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund or the Master Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. Borrowing for investment purposes (a practice known as "leverage") is a speculative practice that involves risks. It is not anticipated that borrowings for investment purposes
                        (other than on a short-term basis) by the Master Fund would be a principal investment strategy of the Master
                        Fund. Nevertheless, to the extent permitted by law, the Master Fund may borrow on a short-term basis (i.e., for repayment in less than 120 days) to meet repurchase requests or to make investments in Portfolio Funds pending the receipt of monies from anticipated purchases of Units and proceeds from any withdrawal of the Master
                        Fund from a Portfolio Fund. (See "Investment Program -
                        Borrowing; Use of Leverage.")

Risk Factors            The investment program of the Fund is speculative and
                        involves substantial risks. There can be no assurance that the investment objective of the Fund will be achieved. The investment performance of the Fund will depend on the performance of the Master Fund, which in turn will depend upon the performance of the Portfolio
                        Managers with which the Master Fund invests, and the Adviser's ability to select Portfolio Managers and to allocate and reallocate effectively the Fund's assets among Portfolio Funds. The value of an investment in the Fund will fluctuate with changes in the values of the Master Fund's investments.

                        AN INVESTMENT IN THE FUND INVOLVES THE FOLLOWING GENERAL RISKS:

                        o Investing in the Fund can result in a loss of invested capital. Use of leverage, short sales and derivative transactions by Portfolio Managers can result in significant losses to the Master Fund and, therefore, the Fund.

                        o The Master Fund is a non-diversified fund and invests in Portfolio Funds that may not have diversified investment portfolios, thereby increasing investment risk. Further, as a non-diversified fund, the Master Fund is permitted to concentrate investments in a smaller number of Portfolio Funds than a "diversified fund" (although it is currently anticipated that the Master Fund will allocate assets to more than 20 Portfolio Funds).

                        o There are special tax risks associated with an investment in the Fund. Satisfaction of the various tests that must be met to maintain the Fund's tax status as a "regulated investment company" under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code") requires significant support from the underlying Portfolio Funds. Failure to maintain such tax status would result in the Fund being subject to corporate level income tax. In addition, as a related matter, the Fund is required each December to make certain "excise tax" calculations on certain undistributed income of the Fund based on income and gain information that must be obtained from the underlying Portfolio Funds. If the Fund does not receive accurate information from the Portfolio Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income. (See "Tax Aspects.")

                        o Many Portfolio Funds and Portfolio Managers may be recently formed and have only limited operating histories.

                        o Units will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. (See "Investment Practices and Related Risk Factors," "Redemptions, Repurchases of Units and Transfers" and "Tax Aspects.") Liquidity will be provided to Members only through repurchase offers made from time to time by the Fund. There is no assurance that an investor tendering Units for repurchase in connection with a repurchase offer made by the Fund will have those Units repurchased in that repurchase offer.

                        o An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may, in many cases, be substantially higher than $250,000 could invest directly in Portfolio Funds or with Portfolio Managers. By investing in Portfolio Funds indirectly through the Fund, a Member bears a pro rata portion of the asset-based fees and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Portfolio Funds.

                        o The fees and other expenses borne directly and indirectly by the Fund, including those of the Master Fund, which include the fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in the Portfolio Funds, are higher than those of most other registered investment companies.

                         INVESTING IN PORTFOLIO FUNDS INVOLVES SPECIAL RISKS, INCLUDING THE FOLLOWING:

                        o Portfolio Funds generally will not be registered as investment companies under the 1940 Act. Therefore, the Master Fund, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies (such as mutual funds).

                        o Portfolio Funds may, in some cases, concentrate their investments in a single industry or group of related industries. This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries.

                        o The Adviser may have little or no means of independently verifying information provided by Portfolio Managers and, thus, may not be able to ascertain whether Portfolio Managers are adhering to their disclosed investment strategies and their investment and risk management policies. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

                        o The Master Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Units and the amounts Members receive upon the repurchase of Units. Because Portfolio Funds generally will provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers.

                        o Portfolio Managers typically charge asset-based management fees, and typically are also entitled to receive performance-based fees or allocations. The Master Fund, as an investor in Portfolio Funds, will be subject to these fees and allocations, which will reduce the investment returns of the Fund. These fees and allocations are in addition to the investment management fee the Fund pays to the Adviser.

                        o The performance-based fees or allocations to Portfolio Managers may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of a performance-based fee or allocation. In addition, because a performance-based fee or allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund's assets, the fee or allocation may be greater than if it were based solely on realized gains.

                        o   Each Portfolio Manager will receive any
                            performance-based fees or allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Master Fund generally. Accordingly, a Portfolio Manager with positive performance may receive performance-based compensation from the Master Fund, which will be borne indirectly by Members, even if the Master Fund's overall returns are negative.

                        o Investment decisions for Portfolio Funds are made by Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Master Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

                        o To the extent the Master Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.

                        o The Master Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Master Fund may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's investment return.

                        o Portfolio Funds may be permitted to distribute securities in-kind to investors making withdrawals of capital. Upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund in connection with a repurchase by the Master Fund of all or a portion of its interests.

                        INVESTING IN A MASTER/FEEDER ARRANGEMENT INVOLVES CERTAIN ADDITIONAL RISKS, INCLUDING THE FOLLOWING:

                        o The Fund pursues its investment objective by investing in the Master Fund. The Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may only do so through periodic repurchases by the Master Fund of the Fund's interests in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Units. In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Fund will incur expenses in liquidating investments received in connection with any in-kind distributions.

                        o A change in the investment objective, policies or restrictions of the Master Fund may cause the Fund to withdraw its investment in the Master Fund. Alternatively, the Fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund. The investment objective and certain investment restrictions of the Master Fund may be changed without the approval of investors in the Master Fund. However, the Master Fund will notify the Fund at least 30 days before any such significant changes are implemented.

                        o Interests in the Master Fund may be held by investors other than the Fund. These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act, and other types of pooled investment vehicles. When investors in the Master Fund vote on matters affecting the Master Fund, the Fund could be outvoted by other investors. The Fund also may be adversely affected otherwise by other investors in the Master Fund.

                        o Other investors in the Master Fund may offer shares (or interests) to their respective investors that have costs and expenses that differ from those of the Fund. Thus, the investment returns for investors in other funds that invest in the Master Fund may differ from the investment return of investors in the Fund.

MANAGEMENT              The Board of Managers has overall responsibility for the
                        management and supervision of the operations of the Fund. The initial Managers serving on the Board of Managers have been elected by the organizational Member of the Fund (who is affiliated with the Adviser). By signing the Company Agreement, each Member will be deemed to have voted for the election of each of the Managers. Any vacancy on the Board of Managers may be filled by the remaining Managers, except to the extent the 1940 Act requires the election of Managers by Members. A majority of the Managers are persons who are not "interested persons" (as defined by the 1940 Act) of the Fund, the Adviser or their affiliates (the "Independent Managers"). (See
                        "Management of the Fund" and "Voting.")

                        The Master Fund also has a board of managers (the "Master Fund Board") which currently is comprised of the same individuals who comprise the Board of Managers of the Fund. The Master Fund Board has overall responsibility for the management and supervision of the operations of the Master Fund.

THE ADVISER             The Adviser, Larch Lane Advisors LLC, a Delaware
                        limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), serves as the investment adviser of the Master Fund and the Fund. LLA
                        Holdings LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings
                        Inc., which is a wholly-owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. As of March 31, 2010, the Adviser provided investment advisory services to client portfolios with assets of approximately $1.09 billion.

                        Pursuant to an investment management agreement with the Fund (the "Investment Management Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing management services to the Fund. The Adviser is authorized to pursue the investment objective of the Fund by investing substantially all of the Fund's assets in another pooled investment fund that is managed by the Adviser and has the same investment objective and substantially the same investment policies as the Fund. Relying on this authority, the Adviser has determined to pursue the Fund's investment program by investing the Fund's assets in the Master Fund. In addition, pursuant to the terms of the Investment Management Agreement, the Adviser is authorized to retain any registered investment adviser to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services. The Adviser also provides office space, telephone and utilities and certain other administrative services (including legal and compliance services relating to the provision of investment advisory services) as well as secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Investment Management Agreement. In consideration for the services provided by the Adviser, the Fund pays the Adviser a monthly fee equal to 0.121% (1.45% on an annual basis) of the Fund's net assets as of the end of the month (after adjustment for any purchases and repurchases of Units during the month) (the "Investment Management Fee"). The Investment Management Fee is payable in arrears within 30 business days after the end of the month.

                        Pursuant to its investment management agreement with the Master Fund (the "Master Fund Investment Management Agreement"), the Adviser is responsible for developing, implementing and supervising the Master Fund's investment program. In addition, pursuant to the terms of the Master Fund Investment Management Agreement, the Adviser is authorized to retain any registered investment adviser to provide any or all of the investment advisory services required to be provided to the Master Fund or to assist the Adviser in providing these services. The Adviser also provides office space, telephone and utilities and certain other administrative services (including legal and compliance services relating to the provision of investment advisory services) as well as secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Master Fund Investment Management Agreement. The Master Fund does not pay any investment management fee to the Adviser under the Master Fund Investment Management Agreement. However, under that agreement, in the event the Adviser ceases to serve as the investment adviser to each fund that invests substantially all of its assets in the Master Fund (each, a "Feeder Fund"), the Master Fund would then be subject to a fee that is calculated and payable in accordance with the lowest annual rate that had most recently been charged by the Adviser to a Feeder Fund.

ADMINISTRATOR           Pursuant to an administration agreement (the
                        "Administration Agreement"), SEI Investments Global
                        Funds Services (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Units; reviewing and, subject to approval by the Fund, accepting subscriptions for Units and accepting payment therefor; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund. The Administrator may delegate certain of its administrative functions to other parties as it deems reasonable and appropriate, provided the provider and its services rendered to the Fund are disclosed to the Board. In consideration for these services, the Fund pays the Administrator a monthly administration and accounting fee of up to 0.0108% (0.13% on an annual basis) of the net assets of the Fund as of the end of the month (the "Administration
                        Fee"), which will decline to the extent the Fund's net assets exceed $100 million. However, the Fund and Old
                        Mutual Emerging Managers Fund, L.L.C. are collectively subject to a minimum Administration Fee that is subject to increases in subsequent years and is allocated on a pro rata basis among the funds based on the net assets of each fund.

                        Pursuant to the Administration Agreement, the Administrator provides or arranges for the provision of similar administrative services to the Master Fund. In consideration for these services, the Master Fund pays the Administrator an administration and accounting fee equal to 0.01% on an annual basis, calculated and assessed monthly, based on the net assets of the Master Fund as of the end of the month (the "Master Fund Administration Fee"). The Master Fund is also subject to a minimum Master Fund Administration Fee.

                        The Fund also pays the Administrator or its affiliates certain investor servicing (i.e., transfer-agency) fees.

CUSTODIAN AND ESCROW    SEI Private Trust Company serves as the custodian for
AGENT                   the assets of the Fund. SEI Private Trust Company also
                        serves as the escrow agent for the assets of the Fund.

FEES AND EXPENSES       The Adviser bears all of its own costs incurred in
                        providing investment advisory and other services to the Fund and the Master Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers (except with respect to performing background checks on Portfolio Managers and retaining third parties to provide risk management services).

                        In addition to fees paid under the Investment Management Agreement, Distribution Agreement (defined below) and Administration Agreement, the

                        Fund bears its own operating expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Portfolio Funds, costs and expenses associated with background checks on Portfolio Managers, all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund and the Master Fund; entity-level taxes; audit and tax preparation fees and expenses; administrative expenses and fees of the Master Fund; custody and escrow fees and expenses of the Fund and Master Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund and the Master Fund; fees and travel-related expenses of the Board of Managers and the Master Fund Board who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

                        The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0% - 2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15% - 25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. In addition, as an investor in Portfolio Funds, the Master Fund may also bear placement fees and/or repurchase or withdrawal fees, as well as other operating expenses of the Portfolio Funds.

                        The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including all offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.75% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time of reimbursement. The Expense Limitation Agreement will remain in effect until terminated by the Fund. (SEE

                        "Fees and Expenses.")

CONFLICTS OF INTEREST   The investment activities of the Adviser, the Portfolio
                        Managers and their affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund.
                        (See "Conflicts of Interest.")

PURCHASES OF UNITS      Units are offered at the Fund's net asset value per
                        Unit, and each Unit purchased represents a capital investment in the Fund at that amount. Generally, the minimum initial investment by an investor is $250,000 and the minimum additional investment is $25,000. Member
                        Service Providers have the discretion to reduce the minimum initial investment for an investor to an amount not lower than $50,000. The minimum initial investment for employees of the Adviser or a Member Service
                        Provider and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board of Managers.

                        The Fund expects to offer Units once a month, generally as of the first business day of each month or more or less frequently in the sole discretion of the Board of Managers. All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase. The investor (or his or her duly authorized representative) must also submit a completed investor certification before the applicable purchase date. The Board of Managers reserves the right to reject any purchase for Units and the Board of Managers may, in its sole discretion, suspend purchases of Units at any time.

                        The Fund has entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners (previously defined as "OMIP") to act as the distributor for the sale of Units and to facilitate and assist in (or arrange for) the provision by Member Service Providers of ongoing Member and account maintenance services ("Member Services") to Members (or their investment advisers, financial planners or other financial representatives that are customers of Member Service Providers). These services include, but are not limited to, handling inquiries regarding the Fund (for example, responding to questions concerning account balances and reports and tax information provided by the
                        Fund); assisting in the enhancement of communications from the Fund; assisting in the establishment and maintenance of Member accounts with the Fund; assisting in the maintenance of records; and providing such other information and Member services as the Fund (or the Distributor) may reasonably request.

                        As compensation for payments made to Member Service Providers and/or for providing ongoing Member servicing activities, the Fund will pay the Distributor a monthly fee at an annual rate of 0.50% of the net assets of the Fund (the "Member Servicing Fee"). This fee is calculated as of the end of the month, after adjustment for any purchases and repurchases of Units during the month. The fee is due and payable in arrears within 30 business days after the end of such month. Pursuant to limitations imposed by the Financial Industry Regulatory Authority, Inc. ("FINRA"), the Member Servicing Fee will be capped at 6% of the total proceeds to be received by the Fund in respect of sales of Units registered pursuant to this offering. (SEE "Purchases of Units -

                        Plan of Distribution.")

INVESTOR SUITABILITY    An investment in the Fund involves substantial risks and
                        is not necessarily suitable for all eligible investors.
                        You may lose some or all of your investment in the Fund.
                        Before making a decision to invest in the Fund, you should consider whether the investment is consistent with your investment goals and needs and your financial situation, considering such factors as personal net worth, income, age, risk tolerance and liquidity needs.

INVESTOR ELIGIBILITY    The Fund intends to sell Units only to investors: (i)
                        who purchase their investment through a discretionary or non-discretionary fee-based advisory or wrap program of a Member Service Provider; (ii) who are clients of investment advisers or financial planners that participate in programs operated by Member Service
                        Providers through which Units in the Fund are offered;
                        or (iii) who are other customers or clients of Member
                        Service Providers or their affiliates, as authorized by the Distributor. In addition, these investors must be U.S. persons for Federal tax purposes and meet the following criteria: persons having an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million; entities having total assets of at least $5 million; entities all of whose beneficial owners themselves satisfy the aforementioned income or net worth criteria; entities satisfying certain other qualification requirements as set forth in the form of Non-Individual Investor Certification contained in
                        Appendix C of this Prospectus; or entities (other than investment companies as defined in Section 3 of the 1940
                        Act) having a net worth of more than $1.5 million.
                        Prospective investors meeting these standards are referred to in this Prospectus as "Eligible Investors."
                        Each prospective investor will be required to certify that the Units being purchased are being acquired directly or indirectly for the account of an Eligible
                        Investor. An existing Member who is purchasing an additional investment in the Fund will be required to meet these eligibility criteria at the time of the additional investment. The relevant investor qualifications are set forth in the investor certification that must be completed by each prospective investor (or his or her duly authorized representative).
                        (The form of certification that each investor will be asked to sign is contained in Appendix C of this Prospectus.) Units may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Internal Revenue Code of 1986, as amended.

TRANSFER RESTRICTIONS   Units held by Members may be transferred only: (i) by
                        operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member; or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion). A Member who transfers Units may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. (SEE "Redemptions, Repurchase of Units and Transfers -- Transfers of
                        Units.")

REDEMPTIONS AND         Units are not redeemable and a Member has no right to
REPURCHASES OF UNITS    require the Fund to redeem its Units. The Fund will
BY THE FUND             from time to time make offers to repurchase Units
                        from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board of Managers, in its sole discretion. In determining whether the Fund should offer to repurchase Units or portions thereof from Members, the Board of Managers will consider the recommendations of the Adviser. The
                        Adviser currently expects that it will recommend to the Board of Managers that the Fund offer to repurchase
                        Units from Members four times each year, as of the last day of each calendar quarter. The Board of Managers will also consider the following factors, among others, in making a determination as to whether to make an offer to repurchase Units from Members: (i) whether any Members have requested the Fund to repurchase their Units or portions thereof; (ii) the liquidity of the Fund's assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund;
                        (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; and
                        (vii) the anticipated tax consequences of any proposed repurchases of Units or portions thereof. (See
                        "Redemptions, Repurchases of Units and Transfers - No
                        Right of Redemption" and "- Repurchases of Units.")

                        The Company Agreement generally provides that the Fund will be dissolved if the Units of any Member that has submitted a written request to the Fund for the repurchase of all of its Units, in accordance with the terms of the Company Agreement, are not repurchased by the Fund within a period of two years following the date the request is received by the Fund.

                        If a repurchase offer is oversubscribed by Members who tender Units for repurchase, the Fund will repurchase only a pro rata portion of the Units tendered by each Member. In addition, a Member who tenders for repurchase only a portion of its Units will be required to maintain a minimum investment balance of $50,000 (or $25,000 in the case of Members who are employees of the Adviser or a Member Service Provider and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families) or such other amount as is determined by the Board of Managers. The Fund maintains the right to reduce the portion of Units to be repurchased from a Member so that the required minimum investment balance is maintained.

                        The Fund may redeem all or a portion of Units if, among other reasons, ownership of Units by a Member would cause the Fund, the Master Fund or the Adviser to be in violation of, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction.

TAXATION The Fund has elected to be taxed as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" under Subchapter M of the Code. As a regulated investment company under Subchapter M of the Code, each year that the Fund qualifies as a regulated investment company and distributes to its Members generally at least 90% of its "investment company taxable income" (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a "double tax" on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally will not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment. Certain requirements under Subchapter M and additional information regarding the Fund's tax treatment are described in this prospectus. The Fund's tax reporting to Members is made on IRS Form 1099. (See "Tax Aspects.")

ERISA Investors subject to the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA") may invest in the Fund. Because the Fund has elected to be taxed as a corporation (and, as a result, intends to qualify as a "regulated investment company" under Subchapter M of the Code), tax-exempt U.S. investors generally will not incur unrelated business taxable income as a result of an investment by the Fund or a Portfolio Fund. If, however, a tax-exempt U.S. investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Units would give rise to unrelated business taxable income to such tax-exempt U.S. investor. (See "Tax Aspects" and "ERISA Considerations.")

REPORTS TO MEMBERS      The Fund will furnish to Members as soon as practicable
                        after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

                        The Fund sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Fund's operations after the end of each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

TERM The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Company Agreement.

FISCAL YEAR AND         For accounting purposes, the Fund's fiscal year is the
TAXABLE YEAR            12-month period ending on March 31. The 12-month
                        period ending December 31 of each year is the taxable year of the Fund.

                            SUMMARY OF FUND EXPENSES

     The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.

      INVESTOR TRANSACTION EXPENSES

         Sales Load................... ..................................None(1)

      ANNUAL EXPENSES (as a percentage of net assets attributable to Units)

         Investment Management Fee....................................    1.45%

         Other Expenses(2)............................................    7.08%

         Acquired Fund (Portfolio Funds) Fees and Expenses(3).........    4.49%

         Total Annual Expenses(4).....................................   13.02%

               Amount Waived Under Expense Limitation Agreement(4)....    5.78%

         Net Annual Expenses After Expense Limitation

               (including Portfolio Fund Fees and Expenses)(4)........    7.24%

-------------

(1) Under the terms of this Prospectus, investors in the Fund (who must meet the eligibility requirements described herein) will not be charged a sales load by the broker-dealer selling the Units. (See "Purchases of Units - Eligible Investors.")

(2) Reflects all expected operating expenses for the Fund's current fiscal year, including an Administration Fee at the annual rate of 0.13% and a Member Servicing Fee at the annual rate of 0.50% to be paid to the Distributor. In addition, the Fund's "Other Expenses" include ordinary operating expenses of the Master Fund (including a Master Fund Administration Fee at the annual rate of 0.01% to be paid to the Administrator) that are expected to be borne by the Fund for the current fiscal year (but excluding any Portfolio Fund fees and expenses). The Fund's "Other Expenses" are based on the Fund's net assets as of March 31, 2010.

(3) Includes the fees and expenses of the Portfolio Funds in which the Master Fund is already invested in and intends to invest in based upon the anticipated net proceeds from this offering. Typical performance fees or allocations to be paid to a Portfolio Manager generally range between 15% to 25% of the net capital appreciation (if any) in the assets managed by the Portfolio Manager. Fees and expenses of Portfolio Funds are based on historic fees and expenses. Future Portfolio Funds' fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time. The amount of the Fund's average net assets used in calculating this percentage was based on the Fund's net assets as of March 31, 2010.

(4) The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.75% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's operating expenses to exceed the Expense Limitation in effect at the time of reimbursement. The Expense Limitation Agreement will remain in effect until terminated by the Fund. (See "Fees and Expenses.")

     The purpose of the table above and the example below is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see "Investment Advisory Services," "Fees and Expenses" and "Purchases of Units."

     EXAMPLE:
     -------

     An investor would pay the following expenses on a $250,000 investment, assuming a 5% annual return:*

               1 Year             3 Years           5 Years           10 Years
               ------             -------           -------           --------

              $17,897             $52,498           $85,566           $161,969

     The Example above is based on the fees and expenses set forth above and assumes that the Expense Limitation Agreement remains in effect. It should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the example.

     --------------------------
     * On an investment of $1,000, the Example would be as follows:

     EXAMPLE:
     -------

     An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                 1 Year             3 Years             5 Years        10 Years
                 ------             -------             -------        --------

                  $72                $210                $342            $648

                              FINANCIAL HIGHLIGHTS

     The information contained in the table below sets forth selected information derived from: the financial statements contained in the Fund's annual reports for the fiscal periods ended March 31, 2010, March 31, 2009, March 31, 2008 and March 31, 2007 (collectively, the "Annual Reports"). The financial information for the fiscal years ended March 31, 2010 and March 31, 2009 has been audited by Rothstein, Kass & Company, P.C. ("Rothstein"). The financial information for the fiscal periods ended March 31, 2008 and March 31, 2007 is derived from financial statements which have been audited by the Fund's former independent public accounting firm. Rothstein's report, along with the Fund's financial statements, is included in the Annual Report for the fiscal year ended March 31, 2010. The Fund's Annual Reports have been filed with the Securities and Exchange Commission (the "SEC") and are available on the SEC's website at www.sec.gov, and are also available upon request by calling (888) 266-2200.




                                       For the year              For the year              For the year          October 13, 2006*
                                          ended                     ended                     ended                     to
                                      March 31, 2010            March 31, 2009            March 31, 2008          March 31, 2007
                                      --------------------------------------------------------------------------------------------

Per Unit Operating Performance
Net asset value, beginning
     of year / Issuance price         $    103.82            $    100.00 (4)
Income (loss) from investment
  operations:
     Net investment loss                    (2.79)                 (0.68)(4)                   N/A                     N/A
     Net gain on investments                 5.35                   4.50 (4)
                                      ------------           ---------------
Total from investment operations             2.56                   3.82 (4)

Net asset value, end of year          $    106.38            $    103.82 (4)
                                      ============           ===============

Total Return                           2.46 %                 (0.47)%  (5)                   (2.96) %                     --%

Net assets, end of period (in 000's)  $ 2,544                 $   146                        $  147                  $   100

Ratio to average members' capital:
     Expenses, before waivers and
        reimbursements (1)             8.95 %                118.12  %                      184.50  %                    81.16  %(2)
     Expenses, net of waivers and
        reimbursements (1)             2.75 %                  2.75  %                        2.75  %                     0.00  %(2)
     Net investment loss, before
     waivers and reimbursements       (8.92)%               (117.74) %                     (184.43) %                   (81.16) %(2)
     Net investment loss, net of
     waivers and reimbursements       (2.72)%                 (2.40) %                       (2.68) %                     0.00  %(2)

Portfolio turnover rate (3)           24.06 %                 63.70  %                       14.48  %                      --%


              *   Date of formation, prior to commencement of operations.

              (1) Expenses of Portfolio Funds from the Master Fund are not included in the expense ratio.

              (2) Annualized.

              (3) Represents portfolio turnover rate of Old Mutual Emerging
                  Managers Master Fund, L.L.C. Portfolio turnover rate is the lesser of purchases or proceeds from sales of investments in Portfolio Funds during the period divided by the average value of investments in Portfolio Funds held during the year.

              (4) For the period January 1, 2009 through March 31, 2009. See
                  Note 6 to the financial statements for additional information.

              (5) Total return listed is for the year ended March 31, 2009, which takes into consideration the Fund's change to unit structure during the year. See Note 6 to the financial statements for additional information.

              Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

                                    THE FUND

     Old Mutual Emerging Managers Institutional Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund invests substantially all of its assets in Old Mutual Emerging Managers Master Fund, L.L.C. (the "Master Fund"), a Delaware limited liability company that is also registered under the 1940 Act. The Fund's principal office is located at c/o Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573 and its telephone number is (888) 266-2200. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the Board of Managers of the Fund (the "Board of Managers"). Investors who purchase units of limited liability company interests in the Fund ("Units") in the offering being made hereby will become members of the Fund ("Members").

                        USE OF PROCEEDS; CASH EQUIVALENTS

     The net proceeds of the offering of Units (after payment of expenses) are expected to be invested at all times in accordance with the investment objective and policies of the Fund. During periods of adverse market conditions in the securities markets, as determined by Larch Lane Advisors LLC (the "Adviser"), the Fund or the Master Fund may temporarily invest all or any portion of their respective assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold cash. The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (See "Investment Practices and Related Risk Factors -- Money Market Instruments.") The Portfolio Managers (as defined below) may also invest in such cash equivalents.

                                    STRUCTURE

     The Fund is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individual and institutional investors. The investment advisers of these funds are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds. They generally impose relatively modest minimum initial investment requirements (often less than $2,000) and are publicly offered to a broad range of investors. The managers to these companies are typically compensated through asset-based (but not performance-based) fees.

     The Fund is similar to a private investment fund in that its Units will be sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act and has registered the offering of its Units under the Securities Act of 1933, as amended (the "1933 Act"). The structure of the Fund is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds.

                              INVESTMENT PROGRAM

INVESTMENT OBJECTIVE

     The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. In pursuing its investment objective, the Fund invests substantially all of its assets in the Master Fund. The Master Fund, in turn, invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

The Master Fund invests primarily in Portfolio Funds managed by Portfolio Managers that are deemed by the Adviser to be "emerging managers." The Adviser deems a Portfolio Manager to be an "emerging manager" under circumstances where, at the time of the investment: (i) the Portfolio Manager has been in operation for three years or less; (ii) the Portfolio Fund has been in operation for three years or less and the Portfolio Manager does not have a greater than three year track record in employing the investment program of the Portfolio Fund; or (iii) the Portfolio Manager's assets under management are under $400 million. The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund. This form of investment structure is commonly known as a "master/feeder fund" arrangement. The Adviser is responsible for determining the portion of the Master Fund's assets to be allocated to each Portfolio Manager. Because the Adviser determines whether a Portfolio Manager is an "emerging manager" at the time of investment, it is possible that, over time, as the Fund holds investments with these Portfolio Managers, they may no longer qualify as "emerging managers" and, thus, may no longer possess the characteristics deemed attractive at the time of investment.

     At present, there are a number of money managers whose services are not generally available to the investing public. These managers, who generally place stringent restrictions on the number of persons whose money they will manage, employ a wide variety of investment strategies and techniques. By investing through this diverse group, the Fund seeks to provide investors with access to the varied skills and expertise of these managers while at the same time seeks to lessen the risks and volatility associated with investing through any single money manager. An investment in the Fund also enables investors to avoid, to a significant extent, the high minimum investment requirements typically imposed on individual investors by Portfolio Managers.

     In allocating the assets of the Master Fund, the Adviser takes an "absolute return" approach, i.e., seeks to generate returns that are not highly correlated with the performance of major equity, bond or commodities markets. In doing so, the Adviser expects to emphasize investments with Portfolio Managers that pursue "Relative Value Arbitrage Strategies" and "Long-Short Trading Strategies." Relative Value Arbitrage Strategies generally involve the simultaneous purchase and sale of 'like' securities in order to seek to profit from pricing discrepancies between markets. The following strategies fall within this category, among others: (i) Convertible Arbitrage; (ii) Option Volatility Arbitrage; (iii) Capital Structure Arbitrage; (iv) Fixed Income Arbitrage; and
(v) Event Arbitrage. Long-Short Trading Strategies involve the purchase of stocks which are believed to be undervalued and the selling short of stocks believed to be overvalued. Statistical Arbitrage and Fundamental Long-Short Strategies are among the strategies used in long-short trading. (See "Investment Strategies" for a description of various Relative Value Arbitrage and Long-Short Trading Strategies.) The Adviser may also allocate the assets of the Master Fund to Portfolio Funds employing a mix of other strategies including, among others, "Global Macro," "Currency & Commodity Trading" and "Multi-Strategy." It is expected that Portfolio Funds employing these strategies would comprise a smaller portion of the Master Fund's portfolio than Portfolio Funds employing Relative Value Arbitrage and Long-Short Trading Strategies. The strategies, as well as various others, that may be employed by Portfolio Managers are described below under "Investment Strategies."

     PORTFOLIO MANAGER SELECTION. The Adviser is responsible for researching and identifying Portfolio Managers and determining the portion of the Master Fund's assets to be allocated to each Portfolio Manager. Portfolio Managers are chosen on the basis of selection criteria established by the Adviser, including, but not limited to, an analysis of: the particular strategy employed by the Portfolio Manager and its expected correlation with the U.S. equities markets, the expected level of portfolio diversification, the Portfolio Manager's experience and reputation, applicable Portfolio Fund fees, anticipated risks versus projected returns, applicable liquidity terms and the Portfolio Manager's track record. Portfolio Managers generally will be compensated on terms which will usually include asset-based and performance-based fees or allocations paid by, or charged to, the relevant Portfolio Fund.

     The Fund's multi-asset, multi-manager structure seeks to take advantage of broad market opportunities. The Master Fund does not follow a rigid investment policy that would restrict it from participating in any market, strategy or investment. In fact, subject to certain limitations described herein, the Fund's assets may be deployed in whatever markets or strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve attractive long-term risk-adjusted returns. The Adviser regularly monitors the performance of each Portfolio Fund and evaluates each Portfolio Manager to determine whether its investment program is consistent with the Master Fund's investment objective. The Adviser may: (i) reallocate the Master Fund's assets among Portfolio Managers; (ii) allocate the Master Fund's assets to new Portfolio Managers; and (iii) remove existing Portfolio Managers from the Master Fund's portfolio. The identity and number of Portfolio Managers is likely to change over time. The Adviser may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.

     PORTFOLIO FUND INVESTMENTS AND INVESTMENT PRACTICES. Portfolio Managers may invest in a wide range of instruments and markets and may pursue various investment strategies. In addition to investments in equity and debt securities of U.S. and foreign issuers, Portfolio Managers may invest in equity-related instruments, currencies, commodities, futures, U.S. and foreign equity-related instruments, debt-related instruments, notes, options, warrants, convertible securities, repurchase and reverse repurchase agreements, mortgage-related and other asset-backed securities, real estate investment trusts, swaps, other derivatives and cash or cash equivalents (such as treasury notes and bills, certificates of deposit, commercial paper, bankers acceptances or mutual funds that invest in these types of instruments). Some of these instruments may not be traded on public markets. The Adviser expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments), trade on margin and engage in short sales. Portfolio Managers are generally not limited in the markets in which they invest (either by location or type, such as large capitalization, small capitalization or foreign markets) or the investment disciplines that they may employ (such as value or growth or bottom-up or top-down analysis).

     Portfolio Managers may use various investment techniques for hedging and non-hedging purposes. For example, a Portfolio Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions. The use of these techniques may be an integral part of a Portfolio Manager's investment program, and involves certain risks. Portfolio Managers may generally utilize leverage without limit, which also entails risk. Portfolio Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are generally not subject to any investment limitations imposed by the 1940 Act.

     1940 ACT LIMITATIONS. The Master Fund will limit its investment position in a Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in a Portfolio Fund, if investments in the Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets, or such other percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

     TEMPORARY INVESTMENTS. Each Portfolio Manager and, during periods of adverse market conditions in the securities markets as determined by the Adviser, the Fund or the Master Fund, may temporarily invest all or any portion of their respective assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold cash. The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (See "Investment Practices and Related Risk Factors -- Money Market Instruments.")

     THE FUND'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE FUND, THE MASTER FUND OR A PORTFOLIO FUND WILL BE ACHIEVED OR THAT THEIR INVESTMENT PROGRAMS WILL BE SUCCESSFUL. IN PARTICULAR, THE USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS BY PORTFOLIO MANAGERS AND LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE MASTER FUND, AND, THEREFORE, THE FUND. INVESTORS SHOULD CONSIDER THE FUND AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. INVESTORS IN THE FUND COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

INVESTMENT STRATEGIES

     The Master Fund seeks to provide investors with exposure to a mix of hedge fund strategies by investing in Portfolio Funds. The Adviser follows a well-developed investment process consisting of a rigorous evaluation of Portfolio Managers.

     It is currently expected that a majority of the Master Fund's portfolio will be comprised of Portfolio Funds employing "Relative Value Arbitrage Strategies" and "Long-Short Trading Strategies." The other portion of the Fund's portfolio is expected to be comprised of a mix of other strategies, including but not limited to "Global Macro," "Currency & Commodity Trading" and "Multi-Strategy." A description of these strategies follows. The discussion is not, in any way, intended to predict the mix of strategies that will be represented in the Fund's portfolio.

                            RELATIVE VALUE ARBITRAGE

     Relative Value Arbitrage Strategies generally involve the simultaneous purchase and sale of 'like' securities in order to seek to profit from pricing discrepancies between markets. The following strategies fall within this category, among others: (i) Convertible Arbitrage; (ii) Option Volatility Arbitrage; (iii) Capital Structure Arbitrage; (iv) Fixed Income Arbitrage; and
(v) Event Arbitrage.

     o CONVERTIBLE ARBITRAGE. Buying "long" a convertible bond or preferred stock and selling "short" the underlying common stock into which the bond or preferred stock may be converted in anticipation of profiting from a relative mispricing between them.

     o OPTION VOLATILITY ARBITRAGE. Purchasing an option when its implied volatility is below its historic mean and selling short the underlying security to hedge. Conversely, if implied volatility is above its historic mean, the Portfolio Manager would likely sell an option and buy the underlying security to hedge.

     o CAPITAL STRUCTURE ARBITRAGE. Buying "long" and selling "short" different classes of securities of the same issuer in anticipation of profiting from the relative mispricing between them. Convertible-bond arbitrage and equity-warrant arbitrage are forms of balance-sheet arbitrage.

     o FIXED INCOME ARBITRAGE. Purchasing government, corporate mortgage or bank debt securities and selling "short" government, corporate, mortgage or bank debt securities in anticipation of profiting from a relative mispricing between them.

     o EVENT ARBITRAGE. Investing in the securities of companies that are the subject of a corporate event, where there is a perceived differential between the current market price and the value to be received from the successful consummation of the anticipated corporate event. Conversely, short positions may be taken in anticipation of a failure of such events. Event arbitrage includes the following strategies, among others:

          o MERGER ARBITRAGE: Investing in the securities of publicly-traded companies involved in announced mergers or acquisitions, cash tender offers, exchange offers or corporate recapitalizations, either long or short, in expectation of profiting from the price differential between the purchase price of the securities and the value received for the securities as a result of or in expectation of the consummation of the event.

          o DISTRESSED SECURITIES INVESTING: Investing in the securities of companies involved in bankruptcies, liquidations, workouts and financial reorganizations, either long or short, in order to realize profit potential.

                                   LONG-SHORT

     Long-Short Trading Strategies generally involve the purchase of stocks which are believed to be undervalued and the selling short of stocks believed to be overvalued. Statistical Arbitrage and Fundamental Long-Short Strategies are among the strategies used in long-short trading.

     o STATISTICAL ARBITRAGE. Buying "long" a security, or a basket of securities, that are believed to be undervalued relative to their historic price and selling "short" a related security, or related basket of securities, that are believed to be overvalued relative to their historic price in anticipation of profiting as the prices of the securities, or baskets of securities, return to their historic prices.

     o FUNDAMENTAL LONG-SHORT. Buying "long" and selling "short" portfolios of securities which, in the aggregate, have limited market exposure using fundamental analysis in anticipation of profiting from the excess return provided by the portfolios over the market return.

                                OTHER STRATEGIES

     Portfolio Managers may also employ the following trading strategies, including, but not limited to, equity and fixed-income securities or currency and commodities using either technical or fundamental analysis or a combination thereof in order to profit from movements in the prices of these securities or commodities. Portfolio Managers may concentrate their trading in specific industry sectors and the nature of their trading activities may be either short- or long-term. Trading can include emerging market securities or commodities, and examples of relevant strategies include the following:

     o GLOBAL MACRO. Making opportunistic investments in any type of market or instrument that a Portfolio Manager believes offers a high profit potential, often based on macroeconomic supply-and-demand factors rather than company-specific analysis. Portfolio Managers employing this strategy may take large long or short positions in derivatives, currencies or commodities, as well as in various types of securities. Such positions may reflect the Portfolio Manager's views on the direction of an asset class, or may be offsetting positions that reflect the Portfolio Manager's views on the relative value of two or more asset classes.

     o CURRENCY & COMMODITY TRADING. This strategy can be employed as part of a Global Macro Strategy. Portfolio Managers employing this particular strategy purchase and sell local or foreign currency, commodity futures and options or such futures contracts based on supply and demand factors affecting price within each market. Certain Portfolio Managers also use commodity-related equities to implement their strategies.

     o MULTI-STRATEGY. Portfolio Managers of multi-strategy funds can invest across a range of strategies and markets and have the unique ability to shift capital across a variety of strategies based on the market environment and the opportunities available in the financial markets.

NEGOTIATION OF TERMS

     In some cases, the Adviser actively negotiates the terms of an investment with a Portfolio Manager. The primary items that may be negotiated are management and incentive fees or allocations, liquidity and reporting transparency. These revised terms are typically reflected in a "side letter" that modifies the generic offering terms.

REDEMPTION OF INVESTMENTS

     When determined to be appropriate, the Adviser will withdraw the Master Fund's investment from a Portfolio Fund. These withdrawals can be for structural or strategic reasons (e.g., to emphasize a certain strategy based on

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


market conditions) or for specific reasons (e.g., strategy/style drift; departure of key personnel; underperformance relative to peers or relative to expectations). Withdrawals may also be made to fund repurchase requests.

PORTFOLIO MANAGERS

     The identity and number of Portfolio Managers will change over time. The Adviser may withdraw from or invest in Portfolio Funds in its discretion. The termination of Portfolio Managers and the addition of Portfolio Managers do not require the approval of Members.

     Certain of the Portfolio Managers chosen for the Fund's portfolio may be registered as investment advisers under the Advisers Act, or similar state statutes. The Adviser does not require any Portfolio Managers it selects for the Fund to be so registered.

BORROWING; USE OF LEVERAGE

     The Fund and the Master Fund are authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Portfolio Funds generally are permitted to borrow money for a variety of purposes. The use of borrowings for investment purposes is known as "leverage" and involves a high degree of risk. It is not anticipated that borrowings for investment purposes (other than on a short-term basis) by the Master Fund would be a principal investment strategy of the Master Fund. Nevertheless, to the extent permitted by law, the Master Fund may borrow on a short-term basis (i.e., for repayment in less than 120 days) to meet repurchase requests or to make investments in Portfolio Funds pending the receipt of monies from anticipated purchases of Units and proceeds from any withdrawal of the Master Fund from a Portfolio Fund. The investment programs of certain Portfolio Managers may make extensive use of leverage.

     The Fund and Master Fund are subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of each of the Fund's and Master Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Portfolio Funds (except for Portfolio Funds that are registered under the 1940 Act, if any) and, therefore, the Master Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds. (See "Investment Practices and Related Risk Factors - Leverage.") The Asset Coverage Requirement applies to borrowings by the Fund and Master Fund, as well as to other transactions by the Fund and the Master Fund that can be deemed to result in the creation of a "senior security." Generally, in conjunction with investment positions for the Fund and the Master Fund that are deemed to constitute senior securities, the Fund and the Master Fund must: (i) observe the Asset Coverage Requirement; (ii) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (iii) otherwise cover the investment position with offsetting portfolio securities. Segregation of assets or covering investment positions with offsetting portfolio securities may limit the Fund's and the Master Fund's ability to otherwise invest those assets or dispose of those securities.

                  INVESTMENT PRACTICES AND RELATED RISK FACTORS

GENERAL

     All investments made by the Fund and Master Fund risk the loss of capital. The Portfolio Managers may utilize such investment techniques as margin transactions, short sales, option transactions and forward and futures contracts, which practices can, in certain circumstances, maximize the adverse impact to which the Fund, through the Master Fund, may be subject. No guarantee or representation is made that the Fund's or the Master Fund's program will be successful, and investment results may vary substantially over time. (See "Investment Program.")

     This section discusses the types of financial instruments that may be used by Portfolio Managers, the types of investment practices that may be used and the risk factors associated with these instruments and practices. The

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

impact of a particular risk on a Portfolio Fund will, in turn, have a corresponding impact on the Master Fund and, therefore, the Fund.

     PAST RESULTS OF THE PORTFOLIO MANAGERS SELECTED BY THE ADVISER ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.

EQUITY SECURITIES

     Portfolio Funds' investments may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Portfolio Funds also may invest in depositary receipts relating to foreign securities. (See "Foreign Securities" below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

     Portfolio Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies because these securities typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Portfolio Managers may purchase securities in all available securities trading markets.

     COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

     PREFERRED STOCKS. Preferred stock generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer's common stock, but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

     CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, a Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Portfolio Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

BONDS AND OTHER FIXED-INCOME SECURITIES

     Portfolio Funds may invest in bonds and other fixed-income securities. Portfolio Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity.

     Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

     Portfolio Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by a Portfolio Manager to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

FOREIGN SECURITIES

     Portfolio Managers may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which Portfolio Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes on interest, dividends, capital gains or other income; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of a Portfolio Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

     Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of a Portfolio Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, a Portfolio Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging and less developed countries. (SEE "Investment Practices and Related Risk Factors - Emerging Market Investments.")

     A Portfolio Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving a Portfolio Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by a Portfolio Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Portfolio Fund anticipates purchasing or selling a foreign security. This technique would allow the Portfolio Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of a Portfolio Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between a Portfolio Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Fund's investment portfolio. There is no requirement that the Portfolio Funds hedge all or any portion of their exposure to foreign currency risks.

NON-DIVERSIFIED STATUS

     The Fund and the Master Fund are "non-diversified" investment companies. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of their assets that may be invested in the securities of any one issuer. Also, other than as required to qualify under Subchapter M of the Code, there generally are no requirements that the investments of Portfolio Funds be diversified. The portfolio of the Master Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments. To address this risk, the Master Fund generally does not invest more than 25% of its net asset value (measured at the time an investment is made) in the investment program of any single Portfolio Manager. The Adviser believes that this approach can help to reduce overall investment risk.

LEVERAGE

     Some or all of the Portfolio Managers may make margin purchases of securities and, in that regard, can borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. The Fund and Master Fund may also borrow money as discussed under "Investment Program - Borrowing; Use of Leverage."

     Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

     Although leverage can increase investment return if a Portfolio Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of investments held by Portfolio Funds that engage in this practice. In the event that a Portfolio Fund's equity or debt instruments decline in value, the Portfolio Fund could be subject to a "margin call" or "collateral call," pursuant to which the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Manager might not be able to liquidate assets quickly enough to pay off the Portfolio Fund's borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. Portfolio Funds also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. These risks are magnified under circumstances where the Fund or the Master Fund engage in permissible borrowing transactions (as discussed in "Investment Program - Borrowing; Use of Leverage").

SHORT SALES

     Some or all of the Portfolio Managers may attempt to limit a Portfolio Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Portfolio Manager believes possess volatility characteristics similar to those being hedged. In addition, Portfolio Managers may use short sales for non-hedging purposes to pursue their investment objectives. For example, a Portfolio Fund may effect a short sale of a security if, in the Portfolio Manager's view, the security is over-valued in relation to the issuer's prospects for growth.

     To effect a short sale, a Portfolio Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively. This investment technique is considered speculative. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

REPURCHASE AGREEMENTS

     Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Portfolio Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Portfolio Fund is able to dispose of them. If a Portfolio Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Portfolio Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

FOREIGN CURRENCY TRANSACTIONS

     Portfolio Funds may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security a Portfolio Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Portfolio Fund already owns, particularly if a Portfolio Manager expects a decrease in the value of the currency in which the foreign security is denominated. Portfolio Funds may, in some cases, purchase and sell foreign currency for non-hedging purposes.

     Foreign currency transactions may involve the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve a Portfolio Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio Fund contracted to receive in the exchange. A Portfolio Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

MONEY MARKET INSTRUMENTS

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

     Portfolio Managers may, for defensive purposes or otherwise, invest some or all of a Portfolio Fund's assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances. The Fund and the Master Fund also may invest in these instruments for liquidity purposes. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

PURCHASING INITIAL PUBLIC OFFERINGS

     Portfolio Managers may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for Units. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

     Portfolio Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's investment objective. These strategies may be executed through derivative transactions. The instruments the Portfolio Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

     DERIVATIVES. Some or all of the Portfolio Managers may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Portfolio Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Portfolio Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Portfolio Fund's performance.

     If a Portfolio Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower a Portfolio Fund's return and result in a loss. A Portfolio Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if a Portfolio Manager is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     OPTIONS AND FUTURES. Portfolio Managers may utilize options and futures contracts. They also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, a Portfolio Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Funds also may include options on baskets of specific securities.

     Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes a Portfolio Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's books to fulfill the obligation undertaken. The sale of such an option exposes a Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

     A Portfolio Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Portfolio Fund's position by selling the option previously purchased, although the Portfolio Manager would be entitled to exercise the option should it deem it advantageous to do so.

     Portfolio Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Portfolio Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to the Portfolio Funds which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Funds to substantial losses.

     Successful use of futures also is subject to the Portfolio Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

      Portfolio Managers may purchase and sell stock index futures contracts for the Portfolio Funds. A stock index future obligates a Portfolio Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     Portfolio Managers may purchase and sell interest rate futures contracts for the Portfolio Funds. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Portfolio Managers may purchase and sell currency futures. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

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     CALL AND PUT OPTIONS ON SECURITIES INDICES. Portfolio Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

     WARRANTS AND RIGHTS. Portfolio Funds may purchase warrants and rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

     SWAP AGREEMENTS. Portfolio Funds may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by Portfolio Funds would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

     The Fund has claimed an exemption from the definition of the term commodity pool operator pursuant to Rule 4.5 under the Commodity Exchange Act of 1974, as amended (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

     FORWARD TRADING. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by a Portfolio Manager due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Portfolio Managers would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, managed accounts or investment funds in which the Portfolio Fund has an interest may be exposed to credit risks with regard to counterparties with whom the Portfolio Managers trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund. To the extent possible, the Adviser will endeavor to select Portfolio Managers that it believes will deal only with counterparties that are creditworthy and reputable institutions, but such counterparties may not be rated investment grade.

     EMERGING MARKET INVESTMENTS. A Portfolio Manager may invest in securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in substantially greater price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict a Portfolio Manager's investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, in emerging countries designed to protect investors than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.

LENDING PORTFOLIO SECURITIES

     Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. In respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Portfolio Managers may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, when effected by the Master Fund, will be subject to the Master Fund's limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

     Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Further, from time to time, certain Portfolio Managers may allocate certain Portfolio Fund assets

(which generally are illiquid) to special investment accounts within the particular Portfolio Fund managed by the Portfolio Manager (i.e., "side pockets" or "special investment accounts"). Generally, the Portfolio Funds will not be able to withdraw their interest in such side pockets or special investment accounts until they are disposed of by the Portfolio Manager. The market prices, if any, for illiquid securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.

      Where registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, a Portfolio Fund might obtain a less favorable price than prevailed when it decided to sell. Portfolio Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

     In addition, the Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so. (See "Additional Risk Factors - Liquidity Risks.")

                             ADDITIONAL RISK FACTORS

EMERGING MANAGERS

     Investments in the Portfolio Funds involve a high degree of business and financial risk that can result in substantial losses. The Portfolio Funds in which the Master Fund invests are expected to be managed by "emerging managers" who may lack a significant track record, have limited assets under management and/or not have a fully developed client base among other characteristics, and, as a result, may: (i) generate substantial losses; (ii) be subject to substantial fluctuations in performance results from period to period; or (iii) need substantial additional capital to enable them to participate in select investments, achieve desired performance results or maintain a competitive position within the investment industry. Moreover, such Portfolio Funds may face competition from other investment funds, which, compared to the Portfolio Funds, may be more established, have a larger number of qualified management and technical personnel and benefit from a larger capital base that provides them greater access to desirable investment opportunities requiring substantial capital.

INCENTIVE ALLOCATION

     The Portfolio Managers may receive compensation based on performance-based allocations, expected to range from 15% - 25% of net profits. Such compensation arrangements may create an incentive for the Portfolio Manager to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because the performance-based allocation will be calculated on a basis that includes realized and unrealized appreciation of a Portfolio Fund's assets, the performance-based allocation may be greater than if it were based solely on realized gains.

LIMITED OPERATING HISTORY

     The Fund and the Master Fund have limited operating histories upon which prospective investors can evaluate their likely performance. There can be no assurance that the Fund or the Master Fund will achieve their investment objective.

LIQUIDITY RISKS

     Units will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. No Member will have the right to require the Fund to redeem its Units in the Fund. Although the Fund will offer to repurchase Units from time to time, a Member may not be able to liquidate its Units for up to two years. The Adviser currently expects that it will recommend to the Board of Managers that the Fund offer to repurchase Units from Members four times each year, as of the last day of each calendar quarter. (See "Redemptions, Repurchases of Units and Transfers.")

     Limitations on the Master Fund's ability to withdraw its assets from Portfolio Funds may limit the Fund's ability to repurchase Units. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Master Fund's investment. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Units will be withdrawals from Portfolio Funds, the application of these lock-ups and other withdrawal limitations will significantly limit the Fund's ability to tender for repurchase its interests in the Master Fund.

COUNTERPARTY CREDIT RISK

     Many of the markets in which the Portfolio Managers effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Portfolio Fund enters into swaps or transactions in derivatives or synthetic instruments, or other over-the-counter transactions, it is assuming a credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

     The Adviser invests assets of the Master Fund through the Portfolio Managers. The success of the Master Fund and thus the Fund depend upon the ability of the Adviser and the Portfolio Managers to develop and implement investment strategies that achieve the Fund's investment objective. For example, a Portfolio Manager's inability to effectively hedge an investment strategy that it utilizes may cause the assets of the Master Fund invested with such Portfolio Manager to significantly decline in value and could result in substantial losses to the Fund. Moreover, subjective decisions made by the Adviser and/or the Portfolio Managers may cause the Master Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

     INVESTMENTS IN UNREGISTERED PORTFOLIO FUNDS. The Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

     There is also a risk that a Portfolio Manager could convert to its own use assets committed to it by the Master Fund or that a custodian could convert to its own use assets committed to it by a Portfolio Manager. There can be no assurance that the Portfolio Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Managers will be protected.

     RELIANCE ON INFORMATION PROVIDED BY PORTFOLIO MANAGERS. The Master Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Units and, therefore, the amounts Members receive upon the repurchase of Units. Because Portfolio Funds provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser. The Master Fund expects to receive advance notice of any material change in a Portfolio Fund's investment program or policies. However, there can be no assurance that a Portfolio Manager will provide such notice and thus, the Master Fund's investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.

     For the Fund to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the Master Fund which, in turn, receives such information from the Portfolio Managers. A Portfolio Manager's delay in providing this information could delay the Fund's preparation of tax information for investors, which will require Members to seek extensions on the deadline to file their tax returns, or could delay the preparation of the Fund's annual report.

     ADDITIONAL FEES AND EXPENSES. An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly with the Portfolio Managers. By investing in the Portfolio Funds indirectly through the Fund, an investor bears a pro rata portion of the asset-based fee and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations, placement fees and/or repurchase or withdrawal fees and other operating expenses borne by the Master Fund as an investor in Portfolio Funds.

     The fees and other expenses borne directly and indirectly by the Master Fund, including those fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in Portfolio Funds, are higher than those of most other registered investment companies.

     The Master Fund, as an investor in a Portfolio Fund, may be required to indemnify the Portfolio Fund and its Portfolio Manager from liability, damage, cost or expense arising out of various matters where the Portfolio Fund or Portfolio Manager has been adversely affected by the Master Fund's actions or has incurred liabilities arising from the Master Fund's actions.

     INDEPENDENT PORTFOLIO MANAGERS. Each Portfolio Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers generally. Thus, a Portfolio Manager with positive performance may receive compensation from the Master Fund, and thus indirectly from investors in the Fund even if the Master Fund's overall returns are negative. Investment decisions of the Portfolio Funds are made by the Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Master Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

     LIQUIDITY IMPLICATIONS. The Master Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Master Fund may not be able to withdraw its investment in the Portfolio Fund promptly after it has made a decision to do so, which may result in a loss to the Master Fund and adversely affect the Fund's investment return.

     Portfolio Funds may be permitted to distribute securities in-kind to investors, including the Master Fund, making withdrawals of capital. Thus, upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund. In the event the Fund was to receive such securities from the Master Fund, it would be required to dispose of such securities immediately either through liquidation or by distributing such securities to Members in connection with a repurchase by the Master Fund of all or a portion of its interests.

     LIMITATIONS ON VOTING RIGHTS OF PORTFOLIO FUNDS. To the extent the Master Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.

VALUATION ESTIMATES

     In most cases, the Adviser will have no ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund. Furthermore, the net asset values received by the Adviser from such Portfolio Managers will typically be estimates only, subject to revision based on the Portfolio Fund's annual audit. Revisions to the Fund's gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the Master Fund's annual audit is completed.

     Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. Portfolio Managers may use estimates in valuing these securities due to the inherent difficulty in ascertaining precise values. Therefore, the valuations of these securities may not be reflective of their actual sale price upon their realization. This risk is especially applicable to any Portfolio Fund assets allocated to "side pockets." These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Master Fund, even though Portfolio Managers may face a conflict of interest in valuing such securities because the values given to the securities can affect the compensation of the Portfolio Managers.

     The valuation of the Master Fund's investment in a Portfolio Fund as provided by a Portfolio Manager as of a specific date may vary from the fair value of the investment as determined under procedures adopted by the Master Fund's board of managers (the "Master Fund Board"). In such event, the Master Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Portfolio Fund. The Adviser will attempt to resolve any conflicts between valuations assigned by a Portfolio Manager and fair value as determined by the Master Fund Board by seeking information from the Portfolio Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Master Fund's investment. Investors should recognize that valuations of illiquid securities, such as interests in Portfolio Funds, involve various judgments and consideration of factors that may be subjective. As a result, the net asset value of the Master Fund (and thus the Fund), as determined based on the fair value of its interests in Portfolio Funds, may vary from the amount the Master Fund would realize on the withdrawal of its investments from the Portfolio Funds. This could adversely affect the Master Fund, the Fund, new Members and Members whose Units are repurchased.

SPECIAL TAX RISKS

     Special tax risks are associated with an investment in the Fund. The Fund has elected to be taxed as a corporation for Federal tax purposes and intends to
(i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" or "RIC" under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements imposed by Subchapter M. Each of these ongoing requirements for qualification for the favorable tax treatment for RICs requires that the Fund obtain information from the Portfolio Funds in which the Fund is invested. The Adviser has established internal policies and procedures for facilitating the information-gathering process and compliance with applicable qualification requirements.

     If before the end of any quarter of its taxable year, the Fund believes that it may fail the Subchapter M asset diversification requirement, the Fund may seek to take certain actions to avert such a failure. The Fund, through the Master Fund, may try to acquire additional interests in Portfolio Funds to bring itself into compliance with the Subchapter M asset diversification test. However, the disposition of non-diversified assets, an action frequently taken by regulated investment companies to avert such a failure, may be difficult for the Fund to pursue because the Master Fund may effect withdrawals from a Portfolio Fund only at certain times specified by the governing documents of the particular fund. While relevant provisions also afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a withdrawal from a Portfolio Fund referred to above may limit utilization of this cure period.

     If the Fund fails to satisfy the Subchapter M asset diversification or other RIC requirements, it may lose its status as a regulated investment company under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to the Members. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits. Accordingly, disqualification as a regulated investment company would have a material adverse effect on the value of the Units and the amount of the Fund's distributions. In addition, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from the underlying Portfolio Funds. If the Fund does not receive accurate information from the Portfolio Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income. (See "Tax Aspects.")

OTHER CONSIDERATIONS

     MASTER-FEEDER STRUCTURE. The Fund does not invest directly in individual securities. Instead, it invests all of its investable assets in the Master Fund. The Master Fund, in turn, purchases, holds and sells investments in accordance with its investment objectives and policies. The Board of Managers of the Fund believes that the fees and expenses of the Fund (including its share of the fees and expenses of the Master Fund as an investor in the Master Fund) will be less than or approximately equal to the expenses that the Fund would incur if its assets were invested directly in securities and other investments. The Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may do so only through periodic repurchases by the Master Fund of its interests in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Units. In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Fund will incur expenses in liquidating investments received in connection with any in-kind distributions. A change in the investment objective, policies or restrictions of the Master Fund may cause the Fund to seek to have repurchased its interests in the Master Fund. Alternatively, the Fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund. The investment objectives and certain investment restrictions of the Master Fund may be changed without the approval of investors in the Master Fund. These investments may include other types of pooled investment vehicles that may or may not be investment companies registered under the 1940 Act. In addition, to the extent the Fund's assets are invested in the Master Fund, certain conflicts of interest may exist due to different tax considerations applicable to the Fund and other feeder funds. These conflicts may result in the Master Fund making investments that may have a negative tax impact on certain feeder funds (potentially, the Fund, for example) and not on others.

     CONSIDERATIONS FOR ERISA PLANS AND OTHER TAX-EXEMPT INVESTORS. Investors subject to the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the prohibited transaction provisions of Section 4975 of the Code, and other tax-exempt investors, may purchase Units. Because the Fund is a registered investment company, the Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. Similarly, because the Master Fund is a registered investment company, the Master Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. For further information regarding an investment in the Fund by investors subject to ERISA, see "ERISA Considerations." Because the Fund has elected to be taxed as a corporation (and, as a result, intends to qualify as a "regulated investment company" under Subchapter M of the Code), tax-exempt U.S. investors generally will not incur unrelated business taxable income as a result of an investment by the Fund or a Portfolio Fund. If, however, a tax-exempt U.S. investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Units would give rise to unrelated business taxable income to such tax-exempt U.S. investor. (See "Tax Aspects" and "ERISA Considerations.")

     FOREIGN TAXATION. With respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains or other income, limitations on the removal of funds or other assets of the Master Fund, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

     DILUTION. In the case of Portfolio Managers that limit the amount of additional capital which they will accept from the Master Fund, continued sales of the interests in the Master Fund will dilute the participation of existing members in such Portfolio Funds.

     CHANGING MARKET AND ECONOMIC CONDITIONS. Changing market and economic conditions and other factors, such as changes in U.S. Federal, state or local tax laws, securities laws, bankruptcy laws or accounting standards, may make the business of the Fund less profitable or unprofitable.

     WITHDRAWAL BY ADVISER OR ITS AFFILIATES. The Adviser, or an affiliate of the Adviser, may determine to make an investment in the Fund. The Adviser or its affiliate is generally not restricted in its ability to have its Units repurchased by the Fund in connection with a repurchase offer conducted by the Fund in accordance with applicable law. As a result, the Adviser or its affiliate may reduce significantly its investment in the Fund, or may withdraw completely as a Member. If the investment is significant, this could have a negative effect on the Fund including causing the Fund's fixed expenses to increase as a percentage of the Fund's net asset value.

     POSSIBLE U.S. WITHHOLDING TAX ON CERTAIN NON-U.S. PORTFOLIO FUNDS. Under recently enacted legislation, a U.S. withholding tax of 30% will apply to certain payments (including payments of gross proceeds) made after December 31, 2012 to certain non-U.S. Portfolio Funds, with respect to certain U.S. investments, unless such Portfolio Funds enter into an agreement with the Internal Revenue Service identifying certain direct and indirect U.S. equityholders.

     THE FOREGOING LIST OF RISK FACTORS DOES NOT PURPORT TO BE A COMPLETE ENUMERATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE FUND. PROSPECTIVE INVESTORS SHOULD READ THIS ENTIRE PROSPECTUS.

                               PERFORMANCE HISTORY

     The Fund has a limited operating history. Appendix D provides the Fund's and the Master Fund's actual investment performance since each commenced operations. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix D. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.


                      INVESTMENT POLICIES AND RESTRICTIONS

     The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act). The Fund may not:

o Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

o Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in connection with the disposition of its portfolio securities.

o Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

o Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

o Invest in commodities or commodity contracts, except that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

o Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries, except that: (i) the Fund may pursue its investment objective by investing substantially all of its assets in the Master Fund (or another investment company that has the same investment objective and substantially the same investment policies as the
     Fund); and (ii) the Fund (if it invests directly in Portfolio Funds rather than the Master Fund) and the Master Fund will invest 25% or more of the value of their respective total assets in Portfolio Funds except during temporary adverse market conditions affecting Portfolio Funds in which they may invest. Additionally, neither the Fund nor the Master Fund may invest 25% or more of the value of its total assets in Portfolio Funds that focus on investing in any single industry or group of related industries.

     The investment objective of the Fund is also fundamental and may not be changed without a vote of a majority of the Fund's outstanding Units.

     Under the 1940 Act, the vote of a majority of the outstanding Units of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called: (i) of 67% or more of the Units present at the meeting, if the holders of more than 50% of the outstanding Units of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding Units of the Fund, whichever is less.

     If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of the Fund's or the Master Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

     The Adviser will not cause the Fund to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Fund, the Master Fund and Portfolio Funds may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act. (See "Brokerage" and "Conflicts of Interest.")

     The Master Fund has adopted substantially similar investment restrictions to those applicable to the Fund.

                             MANAGEMENT OF THE FUND

BOARD OF MANAGERS

     The Board of Managers has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program. It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Managers do not contribute to the capital of the Fund in their capacity as Managers, but may purchase Units, subject to the eligibility requirements described in this Prospectus. The Board of Managers also oversees the Fund's risk management processes, primarily through the functions (described below) performed by the Audit Committee.

     Mr. Appelstein, the president and principal executive officer of the Fund and the Executive Vice President and Head of Institutional Sales and Marketing of Old Mutual (US) Holdings, Inc., the parent company of the Adviser, serves as chairman of the Board of Managers (the "Chairman"). Although he is an "interested person" of the Fund, as defined by the 1940 Act, the Board of Managers believes that by having the Fund's principal executive officer serve as Chairman, it can more effectively conduct the regular business of the Fund and that through its regularly-scheduled executive sessions, the Independent Managers (defined below) have an adequate opportunity to serve as an independent, effective check on management and to protect Members' interests. Furthermore, as summarized below, the Board of Managers has two committees performing critical functions for the Fund's governance and operations: the Audit Committee and the Governance and Nominating Committee, both of which are comprised exclusively of Independent Managers. Although the Fund does not have a "lead" Independent Manager, the Board of Managers believes that adequate independent leadership is present given the relatively small size of the Board of Managers (75% of which is represented by Independent Managers) and that each of the Fund's critical committees of the Board of Managers (Audit and Governance and Nominating) is chaired by an Independent Manager.

     Information regarding each of the Managers and officers of the Fund, including their principal occupations during the past five years, is set forth below. The business address of each Manager and officer is c/o Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573.



------------------------- ------------------ --------------------------------------- --------------- -----------------------
NAME, AGE, AND POSITION   TERM OF OFFICE     PRINCIPAL OCCUPATION DURING PAST 5      NUMBER OF       PRESENT OR PAST
WITH THE FUND             AND LENGTH OF      YEARS                                   FUNDS IN FUND   (WITHIN 5 YEARS)
                          TIME SERVED                                                COMPLEX         OTHER DIRECTORSHIPS
                                                                                     OVERSEEN BY     HELD BY MANAGERS
                                                                                     MANAGER
----------------------------------------------------------------------------------------------------------------------------

                                                  DISINTERESTED MANAGERS
----------------------------------------------------------------------------------------------------------------------------

Gerald Hellerman          Indefinite/Since   Principal, Hellerman Associates               6         Director, The Mexico
                          February 2007      (financial and corporate consulting),                   Equity and Income
Year of Birth:  1937                         1993 - present; Chief Compliance                        Fund, Inc., June 2001
                                             Officer and Chief Financial Officer,                    - present; Director
Manager                                      The Mexico Equity and Income Fund,                      and Audit-Chair, MVC
                                             Inc., June 2001 - present; Chief                        Capital Inc., March
                                             Compliance Officer and Chief                            2003 - present;
                                             Financial Officer, Special                              Director, Brantley
                                             Opportunities Fund, Inc., August 2009                   Capital, March 2003 -
                                             - present; President, Innovative                        March 2006 and March
                                             Clinical Solutions, May 2002 - 2008.                    2007 - present;
                                                                                                     Director, Special
                                                                                                     Opportunities Fund, Inc.,
                                                                                                     August 2009 - present;
                                                                                                     Director, Innovative Clinical
                                                                                                     Solutions, May 2002 - 2008;
                                                                                                     Director and Audit-Chair,
                                                                                                     AirNet Systems, July 2005 -
                                                                                                     May 2008; Director, FNC
                                                                                                     Realty, May 2002 - 2007;
                                                                                                     Director, Element Long/Short
                                                                                                     Equity, May 2005 - November
                                                                                                     2005.
------------------------- ------------------ --------------------------------------- --------------- ------------------------------

Paul D. Malek             Indefinite/Since   General Counsel, Stonehill Capital            6         None
                          February 2007      Management LLC, April 2009 -present;
Year of Birth:  1967                         General Counsel, Latigo Partners, LP
                                             (hedge fund), February 2006 - March
Manager                                      2009; Associate, Milbank, Tweed,
                                             Hadley & McCloy LLP, May 2001 -
                                             January 2006.
------------------------- ------------------ --------------------------------------- --------------- ------------------------------


------------------------- ------------------ --------------------------------------- --------------- ------------------------------
NAME, AGE, AND POSITION   TERM OF OFFICE     PRINCIPAL OCCUPATION DURING PAST 5      NUMBER OF       PRESENT OR PAST
WITH THE FUND             AND LENGTH OF      YEARS                                   FUNDS IN FUND   (WITHIN 5 YEARS)
                          TIME SERVED                                                COMPLEX         OTHER DIRECTORSHIPS
                                                                                     OVERSEEN BY     HELD BY MANAGERS
                                                                                     MANAGER
-----------------------------------------------------------------------------------------------------------------------------------

George W. Morriss         Indefinite/Since   Retired                                       6         Trustee/Director,
                          February 2007                                                              open-end and
Year of Birth:  1947                                                                                 closed-end funds in
                                                                                                     Neuberger Berman Fund
Manager                                                                                              Complex, February
                                                                                                     2007 - present;
                                                                                                     Advisory Director,
                                                                                                     Berkshire Capital
                                                                                                     Securities, August
                                                                                                     2006 - February 2007
                                                                                                     and July 2009 -
                                                                                                     present; Director,
                                                                                                     Lehman Brothers First
                                                                                                     Trust Income
                                                                                                     Opportunity Fund,
                                                                                                     July 2003 - April
                                                                                                     2006; Trustee,
                                                                                                     Element Long/Short
                                                                                                     Funds, March 2005 -
                                                                                                     September 2005.
------------------------- ------------------ --------------------------------------- --------------- ------------------------------

                                                  Interested Manager
-----------------------------------------------------------------------------------------------------------------------------------

Matthew Appelstein *      Indefinite/Since   Executive Vice President/Head of              6         Trustee,
                          April 2008         Global Sales and Marketing, Old                         TS&W/Claymore Tax-Advantage
Year of Birth:  1961                         Mutual (US) Holdings Inc., October                      Balanced Fund,
                                             2008 - present; Senior Vice                             November 2004 -
Manager, President and                       President, Old Mutual (US) Holdings                     present; Trustee, Old
Chief Executive Officer                      Inc., October 2006 - October 2008;                      Mutual/Claymore
                                             Vice President, Old Mutual (US)                         Long-Short Fund,
                                             Holdings, Inc., December 2003 -                         April 2005 - present;
                                             October 2006.                                           Director, Old Mutual Global
                                                                                                     Funds plc, May 2008 - present;
                                                                                                     Trustee, Old Mutual Investment
                                                                                                     Partners, August 2009 -
                                                                                                     present; Manager, Director,
                                                                                                     Old Mutual Asset Management
                                                                                                     International, Ltd., November
                                                                                                     2009 - present.

-------------------------- ------------------- ------------------------------------------------------------------------------------


* Mr. Appelstein is a Manager who may be deemed an "interested person" of the Fund, as that term is defined by the 1940 Act, because he is the Principal Executive Officer of the Fund and he is an officer of an affiliate of the Adviser.




NAME, AGE, AND POSITION    TERM OF             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
WITH THE FUND              OFFICE*AND LENGTH
                           OF TIME SERVED
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Officers
-----------------------------------------------------------------------------------------------------------------------------------

Ross Weissman              Indefinite/Since                Chief Financial Officer, Larch Lane Advisors LLC, 2005 - present;
                           February 2007                   Controller and Chief Financial Officer, Larch Lane Advisors LP, 1999
                                                           - 2005.
Year of Birth:  1970

Treasurer and Chief
Financial Officer
-------------------------- ------------------- ------------------------------------------------------------------------------------

Stephen A. McShea          Indefinite/Since                Chief Compliance Officer and General Counsel, Larch Lane Advisors LLC,
                           September 2009                  June 2009 - present; Associate, Dechert LLP, May 2004 - February 2009.
Year of Birth:   1971

Chief Compliance Officer
-------------------------- ------------------- ------------------------------------------------------------------------------------
*Officer of the Fund until such time as his or her successor is duly elected and qualified.



     The Managers serve on the Board of Managers for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Manager may be removed either by a vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager so long as immediately after the appointment, at least two-thirds (2/3) of the Managers then serving have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which the Managers who were elected by the Members cease to constitute a majority of the Managers then serving.

     As of the date of this Prospectus, other than as described above, none of the Managers who are not "interested persons" (as defined by the 1940 Act) of the Fund, the Adviser or its affiliates (the "Independent Managers") who is a manager, director or trustee of another investment company whose adviser and principal underwriter is affiliated with the Adviser has held any other position with: (i) the Fund; (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser; (iii) the Adviser or other affiliate of the Fund; or (iv) any person controlling, controlled by or under common control with the Adviser.

     As of the date of this Prospectus, the Managers and officers as a group owned an aggregate of less than 1% of the outstanding interests of the Fund and none of the Independent Managers or any of their immediate family members owned beneficially or of record any securities in the Adviser or Old Mutual Investment Partners ("OMIP"), or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or OMIP.

SHARE OWNERSHIP


     The following tables set forth the dollar range of equity securities beneficially owned by each Manager as of March 31, 2010.



                              INDEPENDENT MANAGERS
                                                       Aggregate Dollar Range of Equity
                                                          Securities of All Registered
                                                         Investment Companies Overseen by
                             Dollar Range of Equity            Manager in Family of
        Name of Manager     Securities of the Fund            Investment Companies*
        ---------------     ----------------------             --------------------

Gerald Hellerman                   None                               None

Paul D. Malek                      None                               None

George W. Morriss                  None                         $10,001 - $50,000


*The family of registered investment companies includes the Fund, the Master Fund, Old Mutual Emerging Managers Fund, L.L.C., Old Mutual Absolute Return Master Fund, L.L.C., Old Mutual Absolute Return Fund, L.L.C. and Old Mutual Absolute Return Institutional Fund, L.L.C.


                               INTERESTED MANAGER
                                                            Aggregate Dollar Range of Equity
                                                             Securities of All Registered
                                                           Investment Companies Overseen by
                                Dollar Range of Equity           Manager in Family of
         Name of Manager     Securities of the Fund               Investment Companies*
         ---------------     ----------------------               --------------------

Matthew Appelstein                       None                            None

* The family of registered investment companies includes the Fund, the Master Fund, Old Mutual Emerging Managers Fund, L.L.C., Old Mutual Absolute Return Master Fund, L.L.C., Old Mutual Absolute Return Fund, L.L.C. and Old Mutual Absolute Return Institutional Fund, L.L.C.

COMPENSATION

     The following table sets forth the approximate aggregate compensation the Fund paid to the Independent Managers and the aggregate compensation paid by all investment companies in the Fund Complex to the Independent Managers for the fiscal year ended March 31, 2010. No compensation is paid by the Fund to Managers who are "interested persons" (as defined by the 1940 Act), if any, of the Fund, the Adviser or their affiliates.


                                                          Pension or
                                    Aggregate        Retirement Benefits        Estimated        Total Compensation
                                   Compensation       Accrued as Part of     Annual Benefits        from the Fund
       Name of Person             from the Fund         Fund Expenses        Upon Retirement      and Fund Complex
       --------------             -------------         -------------        ---------------      ----------------

Gerald Hellerman                     $2,500                None                 None                $15,000

Paul D. Malek                        $2,500                None                 None                $15,000

George W. Morriss                    $2,500                None                 None                $15,000


     Currently, the Independent Managers are each paid an annual retainer of $2,500 by the Fund and are reimbursed by the Fund for travel-related expenses. The Managers do not receive any pension or retirement benefits from the Fund. It is estimated that each Independent Manager would receive a total of $15,000 per year (plus expenses) from the Fund Complex. In addition to compensation from the Fund, the compensation would come from the Master Fund, Old Mutual Absolute Return Fund, L.L.C., Old Mutual Absolute Return Master Fund, L.L.C., Old Mutual Absolute Return Institutional Fund, L.L.C. and Old Mutual Emerging Managers Fund, L.L.C., which are part of the Fund Complex.

COMMITTEES

     The Board of Managers has formed an Audit Committee consisting of the Independent Managers of the Fund. The primary duties of the Audit Committee are:
(i) to recommend to the full Board of Managers and to approve the independent registered public accounting firm to be retained by the Fund each fiscal year;
(ii) to meet with the Fund's independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the registered public accounting firm for audit and non-audit services; (iv) to oversee the Fund's risk management processes by, among other things, meeting with the Fund's auditors and overseeing the Fund's disclosure controls and procedures (including the Fund's internal controls over financial reporting); and (v) to report to the full Board of Managers on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Board of Managers of the Fund has adopted a written charter for the Audit Committee. During the fiscal year ended March 31, 2010, the Audit Committee held three meetings.

     The Board of Managers has also formed a Governance and Nominating Committee ("Nominating Committee") comprised of the Independent Managers to which the discretion to select and nominate candidates to serve as Independent Managers has been committed. While the Nominating Committee is solely responsible for the selection and nomination of the Fund's Independent Managers, the Nominating Committee may consider nominations for the office of Independent Manager made by investors in the Fund or by Fund management as it deems appropriate.

     Although the Board of Managers does not have a formal diversity policy, the Board of Managers endeavors to comprise itself of members with a broad mix of professional backgrounds. Thus, the Nominating Committee and the Board of Managers accorded particular weight to the individual professional background of each Independent Manager, as set forth in their biographies included in the table contained in "Management of the Fund--Board of Managers." In considering the nominees for election as Managers, the Nominating Committee and the Board of Managers took into account a variety of factors, including each nominee's professional background and experience. In addition, the Board of Managers considered that each Manager also serves as a manager of each of the other funds in the Fund Complex, including the Master Fund. In this regard, the Board of Managers accorded weight to the efficiencies associated with maintaining a common directorship of a single Fund Complex. The Independent Managers also considered that Mr. Appelstein is not an Independent Manager, but recognized that he is a senior management representative of the Adviser's parent, Old Mutual (US) Holdings Inc., and, as such, helps foster the Board of Managers' direct access to information regarding the Adviser and its affiliates.

     Members who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573; Attention: Old Mutual Emerging Managers Institutional Fund, L.L.C. During the fiscal year ended March 31, 2010, the Nominating Committee held no meetings.

PROXY VOTING

     The Adviser votes proxy proposals, amendments, consents or resolutions (collectively, "proxies"), on behalf of the Master Fund, relating to the Master Fund's investments in Portfolio Funds (and any other Fund investments), in a manner that seeks to serve the best interests of the Fund and the Master Fund, taking into account the following factors: (i) the impact on the value of the returns of the Portfolio Fund; (ii) the attraction of additional capital to the Portfolio Fund; (iii) the alignment of the interests of the Portfolio Fund's management with the interests of the Portfolio Fund's beneficial owners, including establishing appropriate incentives for the Portfolio Fund's management; (iv) the costs associated with the proxy; (v) the impact on redemption or withdrawal rights; (vi) the continued or increased availability of portfolio information; and (vii) industry and business practices. In general, the Adviser seeks to resolve any potential conflicts of interest associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Fund and the Master Fund. The Adviser has specific guidelines addressing how it votes proxies with regard to specific matters, such as voting rights, termination or liquidation of a Portfolio Fund, approval of members of the board of a Portfolio Fund or advisors and various other issues. It is important to note that the Adviser will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Adviser determines that abstaining or not voting is in the best interests of the Fund. In making such a determination, the Adviser will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g. translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. In addition, the Adviser may waive a Fund's voting rights attributable to the Fund's interests in Portfolio Funds, as set forth in "Investment Program - Investment Objective" of the Fund's prospectus. Information regarding how the Adviser voted any proxies on behalf of the Fund during the twelve-month period ending June 30 will be reported on Form N-PX and will be made available no later than August 31 of each year. Such information can be obtained, (i) without charge, upon request, by calling toll-free (888) 266-2200 and (ii) on the SEC's Internet web site at http://www.sec.gov.

                          INVESTMENT ADVISORY SERVICES

THE ADVISER

     The Adviser, a Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), serves as the investment adviser of the Master Fund and the Fund. LLA Holdings LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings Inc., which is a wholly-owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. As of March 31, 2010, the Adviser provided investment advisory services to client portfolios with assets of approximately $1.09 billion.

     Pursuant to an investment management agreement with the Fund, dated as of February 8, 2007 (the "Investment Management Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing management services to the Fund. The Adviser is authorized to pursue the investment objective of the Fund by investing substantially all of the Fund's assets in another pooled investment fund that is managed by the Adviser and has the same investment objective and substantially the same investment policies as the Fund. Relying on this authority, the Adviser has determined to pursue the Fund's investment program by investing the Fund's assets in the Master Fund. In addition, pursuant to the terms of the Investment Management Agreement, the Adviser is authorized to retain any registered investment adviser to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services. The Adviser also provides office space, telephone and utilities and certain other administrative services (including legal and compliance services relating to the provision of investment advisory services) as well as secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Investment Management Agreement. In consideration for the services provided by the Adviser, the Fund pays the Adviser a monthly fee equal to 0.121% (1.45% on an annual basis) of the Fund's net assets as of the end of the month (after adjustment for any purchases and repurchases of Units during the month) (the "Investment Management Fee"). The Investment Management Fee is payable in arrears within 30 business days after the end of the month. After taking into account the Expense Limitation, the Fund accrued advisory fees payable to the Adviser of $1,277 for the fiscal year ended March 31, 2008, $1,897 for the fiscal year ended March 31, 2009 and $35,473 for the fiscal year ended March 31, 2010.

     Pursuant to its investment management agreement with the Master Fund, dated as of October 13, 2006 (the "Master Fund Investment Management Agreement"), the Adviser is responsible for developing, implementing and supervising the Master Fund's investment program. In addition, pursuant to the terms of the Master Fund Investment Management Agreement, subject to the approval of the Master Fund Board and the members of the Master Fund, the Adviser is authorized to retain any registered investment adviser to provide any or all of the investment advisory services required to be provided to the Master Fund or to assist the Adviser in providing these services. The Adviser also provides office space, telephone and utilities and certain other administrative services

(including legal and compliance services relating to the provision of investment advisory services) as well as secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Master Fund Investment Management Agreement. The Master Fund does not pay any investment management fee to the Adviser under the Master Fund Investment Management Agreement. However, under that agreement, in the event the Adviser ceases to serve as the investment adviser to each fund that invests substantially all of its assets in the Master Fund (each, a "Feeder Fund"), the Master Fund would then be subject to a fee that is calculated and payable in accordance with the lowest annual rate that had most recently been charged by the Adviser to a Feeder Fund.

     The Investment Management Agreement was initially approved by the Board of Managers (including the vote of all of the Independent Managers), at a meeting held in person on February 8, 2007, and was approved on February 8, 2007 by William J. Landes, as the organizational Member of the Fund. At a meeting of the Board of Managers held on September 15, 2009, all of the Managers, including all of the Independent Managers, approved the renewal of the Investment Management Agreement for an additional one-year term. (A discussion regarding the basis for the Board's most recent approval of the renewal of the Investment Management Agreement is available in the Fund's Semi-Annual Report filed on December 8, 2009.) The Master Fund Investment Management Agreement was initially approved on October 13, 2006 by the Master Fund Board (including the vote of each of the independent managers of the Master Fund), at a meeting held in person, and was approved on October 13, 2006 by Old Mutual Capital, Inc., as the initial member of the Master Fund. At a meeting of the Master Fund Board held on September 15, 2009, all of the Managers of the Master Fund, including all of the Independent Managers of the Master Fund, approved the renewal of the Master Fund Investment Management Agreement for an additional one-year term. (A discussion regarding the basis for the Master Fund Board's most recent approval of the renewal of the Master Fund Investment Management Agreement is available in the Master Fund's Semi-Annual Report filed on December 8, 2009.) The Investment Management Agreement is terminable without penalty, on 60 days' prior written notice by:
(i) the Board of Managers; (ii) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or (iii) the Adviser. Similarly, the Master Fund Investment Management Agreement is terminable without penalty, on 60 days' prior written notice by: (i) the Master Fund Board; (ii) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; or (iii) the Adviser.

     The Investment Management Agreement and the Master Fund Investment Management Agreement may each be continued in effect from year to year if its continuance is approved annually by: (i) in the case of the Investment Management Agreement, either the Board of Managers or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval; and (ii) in the case of the Master Fund Investment Management Agreement, either the Master Fund Board or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; provided that in either event the continuance is also approved by a majority of the independent managers of the Master Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The agreements also provide that they will terminate automatically in the event of their "assignment," as defined by the 1940 Act and the rules thereunder.

     The Investment Management Agreement provides that the Adviser will not be liable to the Fund for any loss suffered by the Fund sustained by reason of good faith errors or omissions of the Adviser or any affiliate of the Adviser, or their respective directors, officers or employees, in connection with the performance by the Adviser of its duties under the Investment Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties under the Investment Management Agreement, or from reckless disregard by the Adviser of its obligations and duties under the Investment Management Agreement.

     The Master Fund Investment Management Agreement provides that the Adviser will not be liable to the Master Fund for any loss suffered by the Master Fund sustained by reason of good faith errors or omissions of the Adviser or any affiliate of the Adviser, or their respective directors, officers or employees, in connection with the performance by the Adviser of its duties under the Master Fund Investment Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties under the Master Fund Investment Management Agreement, or from reckless disregard by the Adviser of its obligations and duties under the Master Fund Investment Management Agreement.

INFORMATION REGARDING THE INDIVIDUALS RESPONSIBLE FOR PORTFOLIO MANAGEMENT

     The day-to-day management of the Fund's and the Master Fund's portfolio will be the responsibility of the Adviser's Investment Committee, which is led by Mark Jurish, the Adviser's Chief Investment Officer, and also includes Kenneth Stemme and Kevin Mirabile.

MARK JURISH, Chief Investment Officer, founded Larch Lane Advisors L.P., the predecessor entity of the Adviser, in August 1999. He has managed accounts that are managed by the Adviser from their inception. In addition, he is the founder and Chief Executive Officer of the managing entities of private investment vehicles that invest in early-stage hedge funds. Prior to joining the Adviser, Mr. Jurish was Managing Director at Paloma Partners, a firm that he joined in 1988. At Paloma, Mr. Jurish was primarily responsible for evaluating, selecting, and monitoring suitable investments for various Paloma trading entities, as well as creating and structuring new products. From 1986 to 1988, Mr. Jurish was employed at Skadden, Arps, Slate, Meagher & Flom as a specialist in financial investment modeling and management consulting. Mr. Jurish began his financial career in 1984 at Arthur Young & Company (a predecessor of Ernst & Young, LLP), an international accounting and consulting firm, where Paloma Partners was one of his main clients. He served as an Independent Trustee of an investment manager's investment grade municipal fund. Previously, he served on the Best Practices Committee of the Greenwich Roundtable and on the Board of Directors for the Managed Funds Association. Mr. Jurish received his B.A. from State University of New York at Albany and his M.B.A. in Finance from New York University.

Mr. Jurish is a member of the Investment Committee.

KENNETH W. STEMME, Director of Research, joined the Adviser in April 2007. Mr. Stemme was previously a Senior Vice President and Director of Hedge Fund Investments at Northern Trust Global Advisors, where he managed approximately $1 billion in assets and chaired the Hedge Fund Investment Committee. Prior to joining Northern Trust in 2003, Mr. Stemme was a Managing Director in the Alternative Investment Group at American Express Asset Management. From 1999 to 2002, Mr. Stemme was Executive Director in the Alternative Investment Group at CIBC Oppenheimer, where he was involved in the creation and management of a registered fund of funds. From 1990 through 1998, Mr. Stemme worked at Harris Associates, last serving as a research associate. Mr. Stemme received his B.A. from Cornell University and his M.B.A. from DePaul University.

Mr. Stemme is a member of the Investment Committee.

KEVIN MIRABILE, Chief Operating Officer, joined the Adviser in May 2008. Immediately prior to joining Larch Lane, Mr. Mirabile was C.O.O. of Orca Asset Management, a registered investment adviser. Mr. Mirabile has over 20 years of business development, regulatory, financing, trading and sales experience with the hedge fund sector dating back to 1983. Mr. Mirabile was previously a principal at Morgan Stanley, President of the Morgan Stanley Trust Company, an Executive V.P. at Daiwa Securities and a Managing Director and Operating Committee Member of Barclays Capital. At Barclays he headed the firm's Collateralized Finance Division from 1998 to 2004, which included Global Futures, Corporate Bond and Treasury Repo and the firms multi asset class Prime Brokerage and electronic execution business. He was also responsible globally for the firm's business development and relationship management with the hedge fund sector. Mr. Mirabile is a C.P.A., a member of the A.I.C.P.A., the International Association of Financial Engineers, the Greenwich Roundtable's Founders Council and is a part-time Adjunct Professor of Finance at Fordham University's Graduate School of Business where he teaches an introductory course on hedge fund investment management. Mr. Mirabile received his B.S. in Accounting from State University of New York at Albany and his M.S. in Banking and Finance from Boston University.

Mr. Mirabile is a member of the Investment Committee.


OTHER FUNDS AND ACCOUNTS MANAGED

     The following table sets forth information about funds and accounts, other than the Fund and the Master Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of March 31, 2010.



                                      Registered Investment       Pooled Investment Vehicles
                                     Companies Managed by the              Managed                Other Accounts Managed
                                        Portfolio Manager          by the Portfolio Manager      by the Portfolio Manager
                                     ------------------------      --------------------------    ------------------------
Name of Portfolio Manager            Number      Total Assets      Number      Total Assets      Number      Total Assets
-------------------------           --------    --------------    --------    --------------    --------    -------------
Mark Jurish                            4         $35 million         19        $996 million         1        $52 million
Kenneth Stemme                         4         $35 million         19        $996 million         1        $52 million
Kevin Mirabile                         4         $35 million         19        $996 million         1        $52 million





                                                            Pooled Investment Vehicles
                    Registered Investment Companies               Managed by the                      Other Accounts
                    Managed by the Portfolio Manager            Portfolio Manager            Managed by the Portfolio Manager
                   ----------------------------------     ------------------------------    ----------------------------------

Name of             Number with     Total Assets with     Number with      Total Assets with      Number with      Total Assets with
Portfolio         Performance-Based Performance-Based   Performance-Base  Performance-Based   Performance-Base  Performance-Based
Manager                 Fees             Fees                Fees              Fees                 Fees             Fees
-------------     ----------------- -----------------   ----------------  ------------------  ----------------- -------------------
Mark Jurish             0                $0                    5             $544 million            0                $0
Kenneth Stemme          0                $0                    5             $544 million            0                $0
Kevin Mirabile          0                $0                    5             $544 million            0                $0

-----------------------------------------------------------------------------------------------------------------------------------



     Investment decisions at the Adviser are made with oversight by the Investment Committee. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk and strategy, and to review forthcoming investment decisions.

COMPENSATION PROGRAM

     Compensation for the Portfolio Managers is a combination of a fixed salary and a bonus. The bonus paid to a Portfolio Manager for any year may be made with reference, in part, to the performance of the Fund or the Master Fund or any other fund or account managed by the Adviser during such year. The amount of salary and bonus paid to the Portfolio Managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the Portfolio Managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus, without any contribution from the Adviser, into a tax-qualified retirement plan.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

     Real, potential or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day portfolio management responsibilities with respect to more than one fund. The Portfolio Managers may manage other accounts with investment strategies similar to the Fund and the Master Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the Portfolio Managers may personally invest in these accounts. These factors could create conflicts of interest because Portfolio Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund or the Master Fund. A conflict may also exist if the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund or the Master Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund or the Master Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis. (See "Conflicts of Interest.")

FUND OWNERSHIP

     The following table sets forth the dollar range of Units beneficially owned by the Portfolio Managers as of the date of this Prospectus.

                Portfolio Manager               Dollar Range
               ------------------              --------------

                Mark Jurish                         None

                Kenneth Stemme                      None

                Kevin Mirabile                      None


                                     VOTING

     Each Member has the right to cast a number of votes based on the value of the Member's respective Units at meetings of Members called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers, approval of any investment advisory agreement entered into by the Fund and certain other matters. Except for the exercise of their voting privileges, Members are not entitled to participate in the management or control of the Fund's business, and may not act for or bind either the Fund or the Master Fund.

     Notwithstanding the foregoing, the Fund will seek instructions from Members with regard to voting proxies of the Master Fund and vote such proxies of the Master Fund only in accordance with such instructions, or will vote its interests in the Master Fund in the same proportion and in the same manner as the interests of all other members of the Master Fund are voted.

                                    BROKERAGE

     Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is applicable to securities traded in certain over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

     The Adviser expects that each Portfolio Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially in the manner set forth below. However, no guarantee or assurance can be made that a Portfolio Manager will adhere to, and comply with, its stated practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of its Portfolio Fund, each Portfolio Manager will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. As described below, Portfolio Managers may place orders with brokers that provide research services. Certain Portfolio Managers may comply with the safe harbor under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Safe Harbor"), with respect to the receipt of such services. However, subject to appropriate disclosure, Portfolio Managers of Portfolio Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or benefits that accrue to the Portfolio Manager rather than its Portfolio Fund which are not covered by the Safe Harbor. The Adviser considers the broker selection process employed by a Portfolio Manager in determining whether to invest in its Portfolio Fund. Each Portfolio Manager generally will seek reasonably competitive commission rates. However, Portfolio Managers will not necessarily pay the lowest commission available on each transaction.

     Consistent with the principle of seeking best execution, a Portfolio Manager may place brokerage orders with brokers (including affiliates of the Adviser) that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by Portfolio Managers in connection with Portfolio Funds in which the Fund invests. Conversely, the information provided to Portfolio Managers by brokers and dealers through which other clients of the Portfolio Managers effect securities transactions may be useful to the Portfolio Managers in providing services to Portfolio Funds in which the Fund invests.

                            ADMINISTRATION AGREEMENT

     Pursuant to an administration agreement (the "Administration Agreement"), SEI Investments Global Funds Services (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Units; reviewing and, subject to approval by the Fund, accepting subscriptions for Units and accepting payment therefor; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund. The Administrator may delegate certain of its administrative functions to other parties as it deems reasonable and appropriate, provided the provider and its services rendered to the Fund are disclosed to the Board. In consideration for these services, the Fund pays the Administrator a monthly administration and accounting fee of up to 0.0108% (0.13% on an annual basis) of the net assets of the Fund as of the end of the month (the "Administration Fee"), which will decline to the extent the Fund's net assets exceed $100 million. However, the Fund and Old Mutual Emerging Managers Fund, L.L.C. are collectively subject to a minimum Administration Fee that is subject to increases in subsequent years and is allocated on a pro rata basis among the funds based on the net assets of each fund.

     Pursuant to the Administration Agreement, the Administrator provides or arranges for the provision of similar administrative services to the Master Fund. In consideration for these services, the Master Fund pays the Administrator an administration and accounting fee equal to 0.01% on an annual basis, calculated and assessed monthly, based on the net assets of the Master Fund as of the end of the month (the "Master Fund Administration Fee"). The Master Fund is also subject to a minimum Master Fund Administration Fee.

     The Fund also pays the Administrator or its affiliates certain investor servicing (i.e., transfer-agency) fees.

                           CUSTODIAN AND ESCROW AGENT

     SEI Private Trust Company (the "Custodian") serves as the custodian of the assets of the Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account. The Custodian's principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456, Attention: General Counsel.

     SEI Private Trust Company (the "Escrow Agent") also serves as the escrow agent with respect to monies received from prospective investors in advance of dates when Units may be purchased and monies may be transmitted to the Fund. The Escrow Agent's principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456, Attention: General Counsel.

                                FEES AND EXPENSES

     The Adviser bears all of its own costs incurred in providing investment advisory and other services to the Fund and the Master Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers (except with respect to performing background checks on Portfolio Managers and retaining third parties to provide risk management services).

     In addition to fees paid under the Investment Management Agreement, Distribution Agreement (defined below) and Administration Agreement, the Fund bears its own operating expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Portfolio Funds, costs and expenses associated with background checks on Portfolio Managers, all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund and the Master Fund; entity-level taxes; audit and tax preparation fees and expenses; administrative expenses and fees of the Master Fund; custody and escrow fees and expenses of the Fund and Master Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund and the Master Fund; fees and travel-related expenses of the Board of Managers and the Master Fund Board who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

     The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. In addition, as an investor in Portfolio Funds, the Master Fund may also bear placement fees and/or repurchase or withdrawal fees, as well as other operating expenses of the Portfolio Funds.

     The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including all offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.75% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time of reimbursement. The Expense Limitation Agreement will remain in effect until terminated by the Fund.

                               NET ASSET VALUATION

     The Fund sells Units at their offering price, which is equal to the "net asset value" per Unit. The net asset value of the Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any Units are purchased; or (iv) any day as of which the Fund repurchases any Units. The Fund's net asset value is the value of the Fund's assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

     The net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business as of the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers. The net asset value of the Fund is based on the net asset value of its interest in the Master Fund. The net asset value of the Master Fund is based primarily on the fair value of each of its interests in Portfolio Funds.

     In accordance with the policies discussed below, investments in Portfolio Funds are valued at their "fair values." Ordinarily, these will be the values determined by the Portfolio Managers of the Portfolio Funds in accordance with the Portfolio Funds' valuation policies and as reported by the Portfolio Managers. As a general matter, the fair value of the Master Fund's interest in a Portfolio Fund will represent the amount that the Master Fund could reasonably expect to receive from the Portfolio Fund if the Master Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. Because Portfolio Funds provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers. In the unlikely event that a Portfolio Fund does not report a value to the Master Fund on a timely basis, the Master Fund would determine the fair value of its interest in that Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Master Fund values its assets. The Master Fund Board has determined that any values of interests in Portfolio Funds reported as "estimated" or "final" values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.

     Before investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Master Fund for valuing its own investments. Furthermore, prior to the Master Fund investing in a Portfolio Fund, the Adviser will seek confirmation from the Portfolio Manager that, in the event that the Portfolio Manager allocates Portfolio Fund assets to a special investment account or side pocket that: (i) the estimated monthly valuations as provided to the Master Fund (which are expected to be based on the audited year-end valuations of the Portfolio Funds) are reflective of the most recently computed fair value of the special investment account or side pocket by the Portfolio Manager; and (ii) the Portfolio Manager computes the fair value of the special investment account or side pocket at least on an annual basis. In a situation where a Portfolio Manager allocates a Portfolio Fund's assets to special investment accounts or side pockets, the current fair value of the Master Fund's interest in that Portfolio Fund may not be accurately reflected in the Master Fund's and, thus, the Fund's net asset value. This is because the Portfolio Manager's most recent computation of the fair value of the special investment account or side pocket may have last occurred a significant amount of time (i.e., as much as eleven months or longer) before the current monthly computation of the Fund's and the Master Fund's net asset value. As a result, for any given month, the stated net asset value of the Master Fund and, thus, the Fund may, under certain circumstances, be higher or lower than the value that would otherwise have been utilized had the Portfolio Manager determined and reported the fair value of any side pocket as of the end of the most recent calendar month. Although the procedures approved by the Master Fund Board provide that the Adviser will periodically review the valuations of interests in Portfolio Funds provided by the Portfolio Managers, the Adviser will not be able to confirm independently the accuracy of valuations of such interests provided by such Portfolio Managers (which are unaudited, except for year-end valuations).

     The Fund's and the Master Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund and the Master Fund value their respective assets. The Adviser or, in certain cases, the Master Fund Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund's interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Master Fund Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Master Fund Board.

     The Portfolio Funds are required to provide estimated net asset value determinations to the Master Fund on a monthly basis, generally within one or two weeks following the end of the month. The Adviser attempts to confirm the accuracy of each Portfolio Fund's monthly valuation using various means, including: discussing monthly with Portfolio Managers their Portfolio Funds' values; reviewing Portfolio Fund portfolio positions, when available; and analyzing audited financial statements of Portfolio Funds. Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Master Fund could result in an adjustment to the fair value given by the Master Fund to its investment in a Portfolio Fund or a decision by the Adviser to liquidate the Master Fund's investment in a Portfolio Fund. The valuations reported by the Portfolio Managers, upon which the Master Fund calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the independent auditors of the Portfolio Funds and may be revised as a result of such audits. Other adjustments may occur from time to time.

     To the extent the Fund or the Master Fund invests in money market instruments, the Fund and the Master Fund will generally value such portfolio securities at amortized cost.

     All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Master Fund Board.

     Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets, which, in turn, would affect amounts paid on repurchases of Units and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect.

                              CONFLICTS OF INTEREST

GENERAL

     The Adviser and its respective affiliates and members, partners, officers and employees carry on substantial investment activities for their own accounts and for other registered investment companies, private investment funds, institutions and individual clients (collectively, the "Clients"). Neither the Fund nor the Master Fund has any interest in these activities. The Adviser and its respective officers are engaged in substantial activities other than on behalf of the Fund and the Master Fund and may have conflicts of interest in allocating their time and activity between the Fund, the Master Fund and such other activities. The Adviser and its respective officers and employees devote so much time to the affairs of the Fund and the Master Fund as in their judgment is necessary and appropriate.

     The Adviser or one of its respective affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular client or for itself or its officers, directors, partners, members or employees, but the Adviser may determine that such investment opportunity is not appropriate for the Fund. Situations also may arise in which the Adviser, its affiliates or its clients have made investments which would have been suitable for investment by the Master Fund but, for various reasons, were not pursued by, or available to, the Master Fund. The investment activities of the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Master Fund and, indirectly, the Fund in certain situations, if among other reasons, the investment activities limit the Master Fund's ability to invest in a particular investment vehicle or investment.

     The Adviser manages other investment vehicles in addition to the Fund. Certain of these investment vehicles invest in funds managed by "emerging managers" as part of a business strategy that seeds capital to these managers ("Seed Vehicles"). Often, the Adviser, through the Seed Vehicles, earns a special allocation of the profits generated by the "emerging managers" in addition to the investment returns generated by the seed capital invested. Thus, Seed Vehicles position the Adviser to earn greater returns from "emerging managers" than would otherwise be the case if the Fund or the Master Fund (each, a non-Seed Vehicle) invested with an "emerging manager." Therefore, the Adviser is presented with the potential conflict of interest of having an incentive to earn greater returns by favoring investment by Seed Vehicles into "emerging managers" over the Fund's or the Master Fund's investment with "emerging managers." The Adviser believes, however, that such conflicts may be mitigated by the fact that the Seed Vehicles and the Fund have generally distinct investment objectives and programs (despite their common focus on "emerging managers"). Thus, many of the Seed Vehicle investments with "emerging managers" are not suitable for, and thus would not be made by, the Fund or the Master Fund. For example, Seed Vehicle investments typically involve significant amounts of capital being invested with a single "emerging manager," whereas the Fund does not seek to concentrate large amounts of capital in a single Portfolio Fund. (To the contrary, the Fund and the Master Fund seek a broad mix of Portfolio Funds.) Nevertheless, given that both the Fund and Seed Vehicles focus on "emerging managers," conflicts may still arise and the Adviser, through application of its allocation policy which seeks to treat each of its clients fairly and equitably, will endeavor to manage these conflicts.

     The Adviser and its affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by the Portfolio Managers or their affiliates, including the Portfolio Funds. (All Portfolio Funds and other accounts managed by the Portfolio Managers or their affiliates, excluding the Fund and the Master Fund, are referred to collectively as the "Portfolio Manager Accounts.")

     The Adviser and its affiliates or their Clients may (i) have an interest in an account managed by, or (ii) enter into relationships with, a Portfolio Manager or its affiliates on terms different than the terms entered into with the Fund and the Master Fund. In addition, the Portfolio Managers may receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide from time to time to one or more Portfolio Manager Accounts or to the Master Fund.

     The Adviser and its affiliates, including their directors, officers or employees, may have business relationships with the issuers of securities that are held by the Portfolio Funds or by the Master Fund. They may also own the securities of these issuers. However, in making investment decisions for the Master Fund and the Portfolio Funds, the Adviser does not obtain or use material inside information acquired by it or its affiliates in the course of those relationships. In addition, affiliates of the Adviser may have made loans which are currently outstanding that could be repaid with proceeds of securities purchased by the Master Fund or a Portfolio Fund.

     The Master Fund, absent SEC exemptive relief, may be precluded from investing any assets in certain Portfolio Funds where an account managed by the Adviser is already invested (or seeks to invest) to the extent that the Fund is considered a "joint participant" (within the meaning of Section 17(d) of the 1940 Act or Rule 17d-1 thereunder) with an account managed by the Adviser.

     Other present and future activities of the Adviser, the Portfolio Managers, the Administrator and/or their affiliates may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser, as applicable, will attempt to resolve such conflicts in a fair and equitable manner. The use of a master-feeder structure also may create a conflict of interest in that different tax considerations for the Fund and other feeder funds may cause the Master Fund to structure or dispose of an investment in a manner that is more advantageous to one feeder fund.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

     Each Portfolio Manager and its principals, officers, employees and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Portfolio Manager that are the same, different or made at a different time than positions taken for the Master Fund.

     Portfolio Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser and its affiliates. In addition, Portfolio Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide to the Master Fund. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers, or employees of the foregoing may give rise to additional conflicts of interest.

                                 CODES OF ETHICS

     The Adviser and its affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Master Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by the Adviser and its affiliates (including personnel of the Adviser) that are the same, different or made at a different time than positions taken for the Master Fund. In order to mitigate the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Master Fund, the Adviser and OMIP have adopted codes of ethics (the "Codes of Ethics") in compliance with Rule 17j-1 under the 1940 Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

     Future investment activities of the Adviser and its affiliates and their principals, managers, partners, directors, officers or employees may give rise to additional conflicts of interest.

                               PURCHASES OF UNITS

PURCHASE TERMS

     Units may be purchased generally as of the first business day of each calendar month, except that the Fund may offer Units more or less frequently as determined by the Board of Managers. In order to purchase Units, an investor (or his or her duly authorized representative) must submit a completed investor certification to the Administrator generally five business days before the investor's proposed purchase. Cleared funds must be available in the investor's account no later than five business days before the investor's proposed purchase or such other date as the Member Service Provider may determine in its sole discretion and communicate to the investor (the "Funding Deadline"). If an investor's certification is accepted by the Administrator prior to the Funding Deadline, monies representing the capital contribution will be debited from the investor's account by the Member Service Provider servicing the investor's account and deposited in an escrow account that bears interest (which is accrued for the benefit of the Fund) pending the deposit of such monies with the Fund. On the last day of a "fiscal period" (generally, one month), the Fund will withdraw the monies representing an investor's capital contribution from the escrow account or the Member Service Provider servicing the investor's account will remit to the Fund such monies representing the capital contribution from the investor's account, as applicable. Effective as of the first business day of the succeeding month, the Fund's records will reflect the issuance of Units to the investor, who will become a Member of the Fund. All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase. The Board of Managers reserves the right to reject any purchase for Units and the Board of Managers may, in its sole discretion, suspend purchases of Units at any time.

     Units are offered at the Fund's net asset value per Unit, and each Unit purchased represents a capital investment in the Fund at that amount. Generally, the minimum initial investment by an investor is $250,000 and the minimum additional investment is $25,000. Member Service Providers have the discretion to reduce the minimum initial investment for an investor to an amount not lower than $50,000. The minimum initial investment for employees of the Adviser or a Member Service Provider and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board of Managers.

     Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Fund by any Member will be payable in cash. Initial and any additional contributions to the capital of the Fund will be payable in one installment. Although the Fund may accept contributions of securities in the sole discretion of the Board of Managers, the Fund has no present intention of accepting contributions of securities. If the Fund were to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets. (See "Net Asset Valuation.")

     Each new Member must agree to be bound by all of the terms of the Company Agreement.

ELIGIBLE INVESTORS

     The Fund intends to sell Units only to investors: (i) who purchase their investment through a discretionary or non-discretionary fee-based advisory or wrap program of a Member Service Provider; (ii) who are clients of investment advisers or financial planners that participate in programs operated by Member Service Providers through which Units in the Fund are offered; or (iii) who are other customers or clients of Member Service Providers or their affiliates, as authorized by the Distributor. In addition, these investors must be U.S. persons for Federal tax purposes and meet the following criteria: persons having an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million; entities having total assets of at least $5 million; entities all of whose beneficial owners themselves satisfy the aforementioned income or net worth criteria; entities satisfying certain other qualification requirements as set forth in the form of Non-Individual Investor Certification contained in Appendix C of this Prospectus; or entities (other than investment companies as defined in Section 3 of the 1940 Act) having a net worth of more than $1.5 million. Prospective investors meeting these standards are referred to in this Prospectus as

"Eligible Investors." Each prospective investor will be required to certify that the Units being purchased are being acquired directly or indirectly for the account of an Eligible Investor. An existing Member who is purchasing an additional investment in the Fund will be required to meet these eligibility criteria at the time of the additional investment. The relevant investor qualifications are set forth in the investor certification that must be completed by each prospective investor (or his or her duly authorized representative). (The form of certification that each investor (or his or her duly authorized representative) will be asked to sign is contained in Appendix C of this Prospectus.) Units may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Code.

     A person is considered a U.S. person for Federal income tax purposes if the person is: (i) a citizen or resident of the United States; (ii) a corporation, partnership (including an entity treated as a corporation or partnership for U.S. Federal income tax purposes) or other entity (other than an estate or trust) created or organized under the laws of the United States, any state therein or the District of Columbia; (iii) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Code); or (iv) a trust, if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust.

PLAN OF DISTRIBUTION

     The Fund has entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners (previously defined as "OMIP"), whose principal business address is 4643 South Ulster Street, Sixth Floor, Denver, Colorado 80237, to act as the distributor for the sale of Units and to facilitate and assist in (or arrange for) the provision by Member Service Providers of ongoing Member and account maintenance services ("Member Services") to Members (or their investment advisers, financial planners or other financial representatives that are customers of Member Service Providers). These services include, but are not limited to, handling inquiries regarding the Fund (for example, responding to questions concerning account balances and reports and tax information provided by the Fund); assisting in the enhancement of communications from the Fund; assisting in the establishment and maintenance of Member accounts with the Fund; assisting in the maintenance of records; and providing such other information and Member services as the Fund (or the Distributor) may reasonably request.

     As compensation for payments made to Member Service Providers and/or for providing ongoing Member servicing activities, the Fund will pay the Distributor a monthly fee at an annual rate of 0.50% of the net assets of the Fund (the "Member Servicing Fee"). This fee is calculated as of the end of the month, after adjustment for any purchases and repurchases of Units during the month. The fee will be due and payable in arrears within 30 business days after the end of such month. Pursuant to limitations imposed by the Financial Industry Regulatory Authority, Inc. ("FINRA"), the Member Servicing Fee will be capped at 6% of the total proceeds to be received by the Fund in respect of sales of Units registered pursuant to this offering ("Offering Proceeds"). Furthermore, the Adviser (or its affiliates), in its discretion and from its own resources, may pay the Distributor additional compensation not to exceed 0.35% (on an annual basis) of the aggregate value of outstanding Units held by Members. Pursuant to limitations imposed by FINRA, this additional compensation paid by the Adviser (or its affiliates) to the Distributor will be capped at 2% of the Offering Proceeds. The Distributor is not required to use all of the compensation it receives from the Fund and the Adviser (or its affiliates) to retain and pay Member Service Providers. However, it is currently expected that a significant portion of the compensation paid to the Distributor by the Fund and the Adviser (or its affiliates) will be used to compensate Member Service Providers for selling Units.

     The fees to be received by OMIP in its capacity as the Distributor, and the fees to be received by OMIP and any Member Service Providers, who are FINRA members, for providing ongoing Member Services, have been deemed by FINRA to be underwriting compensation in connection with the offering of Units.

                           REDEMPTIONS, REPURCHASES OF
                               UNITS AND TRANSFERS

NO RIGHT OF REDEMPTION

     No Member or other person holding Units acquired from a Member will have the right to require the Fund to redeem those Units or portion thereof. There is no public market for Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Units.

REPURCHASES OF UNITS

     The Fund from time to time will offer to repurchase outstanding Units or portions thereof from Members pursuant to written tenders by Members at such times and on such terms and conditions as may be determined by the Board of Managers, in its sole discretion. In determining whether the Fund should offer to repurchase Units or portions thereof from Members, the Board of Managers will consider various factors, including the recommendations of the Adviser. THE ADVISER CURRENTLY EXPECTS THAT IT WILL RECOMMEND TO THE BOARD OF MANAGERS THAT THE FUND OFFER TO REPURCHASE UNITS FROM MEMBERS FOUR TIMES EACH YEAR, AS OF THE LAST DAY OF EACH CALENDAR QUARTER. The Board of Managers will also consider the following factors, among others, in making this determination:

     o whether any Members have requested the Fund to repurchase their Units or portions thereof;

     o    the liquidity of the Master Fund's assets;

     o the investment plans and working capital requirements of the Fund and the Master Fund;

     o    the relative economies of scale with respect to the size of the Fund;

     o    the history of the Fund in repurchasing Units;

     o    the economic condition of the securities markets; and

     o the anticipated tax consequences of any proposed repurchases of Units or portions thereof.

     The Fund will repurchase Units or portions thereof from Members pursuant to written tenders on terms and conditions that the Board of Managers determines to be fair to the Fund and to all Members. The value of a Member's Units that are being repurchased will be equal to the value of the Units as of the date of their repurchase. When the Board of Managers determines that the Fund shall repurchase Units or portions thereof, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender their Units or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their Units by contacting the Adviser during the period. However, because the Fund expects to determine its net asset value only on a monthly basis, approximately one or two weeks after the end of each month, Members may not be able to obtain current information regarding the value of Units when making their decision as to whether to tender Units for repurchase.

     The Company Agreement provides that the Fund shall be dissolved if the Units of any Member that has submitted a written request for the repurchase of all of its Units by the Fund, in accordance with the terms of the Company Agreement, are not repurchased by the Fund within a period of two years following the date of the request; provided, however, that dissolution shall not be required if the Fund is unable to repurchase a Member's Units as a result of regulatory restrictions that prevent the Fund from fulfilling a repurchase request.

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


     Repurchases of Units or portions thereof from Members by the Fund may be made, in the discretion of the Fund, and may be paid in cash or by the distribution of securities in-kind or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in-kind except in the unlikely event that the Fund does not have sufficient cash to pay for Units that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Units for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Units or portions thereof from Members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the Company Agreement), which will be distributed to all tendering Members on a pari passu basis. Except as described above, the Fund does not impose any charges in connection with repurchases of Units or portion of Units.

     The Fund's ability to conduct a repurchase offer will also be dependent upon the Master Fund's ability to conduct a repurchase offer that would provide the Fund with the liquidity necessary, and within the timeframe needed, to carry out the Fund's repurchase offer. Like the Fund, the Master Fund's ability to conduct a repurchase offer will be subject to the discretion of the Master Fund Board based on considerations substantially identical to those considered by the Fund's Board of Managers and which are described above. It is currently expected that the Adviser will recommend to the Master Fund Board that the Master Fund offer to repurchase Units from its members four times each year, as of the last day of each calendar quarter.

REPURCHASE PROCEDURES

     Due to liquidity restraints associated with the Fund's investments in the Master Fund, which in turn is restricted as to its ability to withdraw from Portfolio Funds, the Adviser expects that, under the procedures applicable to the repurchase of Units, Units will be valued for purposes of determining their repurchase price as of a date at least 65 days after the date by which Members must submit a repurchase request (the "Valuation Date") and that the Fund will generally pay the value of the Units repurchased (or as discussed below, 97% of such value if all of a Member's Units are repurchased) approximately one month after the Valuation Date. The value of Units can change significantly between the date by which a Member must decide whether to tender its Units for repurchase and the Valuation Date. The amount that a Member may expect to receive on the repurchase of the Member's Units (or portion thereof) will be the value of the Member's Units (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the Fund's assets as of that date, after giving effect to all allocations to be made as of that date to the Member's Units. The balance due to each Member who tenders his Units, or a portion thereof, will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If all of a Member's Units are repurchased, the Member will receive an initial payment equal to 97% of the estimated value of the Units and the balance due will be determined and paid promptly after completion of the Fund's audit and will be subject to audit adjustment.

     Under these procedures, Members will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding value of Units as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Units and the date they can expect to receive payment for their Units from the Fund. However, promptly after the expiration of a repurchase offer, Members whose Units are accepted for repurchase will be given non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Units. Payments for repurchased Units may be delayed under circumstances where the Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio Funds.

     If a repurchase offer is oversubscribed by Members who tender Units for repurchase, the Fund will repurchase only a pro rata portion of the Units tendered by each Member. A Member who tenders for repurchase only a portion of the Member's Units will be required to maintain an investment balance of $50,000 (or $25,000 in the case of Members who are employees of the Adviser or the Member Service Provider and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families), or such other amount as is determined by the Board of Managers. If a Member tenders a portion of its Units and the repurchase of that portion would cause the Member's investment balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Units to be purchased from the Member so that the required minimum balance is maintained.

     Repurchases of Units by the Fund are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Units as described above may be amended by the Fund in order to comply with any regulatory requirements applicable to such repurchase procedures.

     The Fund may cancel an offer to repurchase Units (an "Offer"), amend the Offer or postpone the acceptance of tenders made pursuant to the Offer if: (i) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase Units tendered pursuant to the Offer; (ii) there is, in the judgment of the Board of Managers any: (a) legal action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Fund; (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or the States of New York or Pennsylvania that is material to the Fund; (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions; (d) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (e) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Fund; (f) material decrease in the net asset value of the Fund from the net asset value of the Fund as of commencement of the Offer; or (g) other event or condition that would have a material adverse effect on the Fund or its investors if Units tendered pursuant to the Offer were purchased; or (iii) the Board of Managers determines that it is not in the best interest of the Fund to purchase Units pursuant to the Offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.

     The Fund is permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for Members. (See "Investment Practices and Related Risk Factors -- Leverage.")

MANDATORY REDEMPTION BY THE FUND

     The Company Agreement provides that the Fund may redeem all or any Units of a Member or any person acquiring Units from or through a Member under certain circumstances, including if: ownership of the Units by the Member or other person will cause the Fund or the Adviser to be in violation of certain laws or any of the representations and warranties made by a Member in connection with the acquisition of the Units was not true when made or has ceased to be true.

TRANSFERS OF UNITS

     Except as otherwise described below, no person shall become a substituted Member without the written consent of the Board of Managers, which consent may be withheld for any reason in its sole discretion. Units held by Members may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member; or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion). Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board of Managers that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability and must be accompanied by a properly completed investor certification. The Board of Managers may not consent to a transfer of Units by a Member unless such transfer is to a single transferee or after the transfer of all or any Units, the value of the Units held by each of the transferee and transferor is not less than $50,000 (or $25,000 in the case of Members who are employees of the Adviser or the Member Service Provider and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families), or such other amount as is determined by the Board of Managers. A Member who transfers Units may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer.

     Any transferee that acquires Units by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Units so acquired, to transfer the Units in accordance with the terms of the Company Agreement and to tender the Units for repurchase by the Fund, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Company Agreement. If a Member transfers Units with the approval of the Board of Managers, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Units are transferred is admitted to the Fund as a Member.

     By purchasing Units, each Member agrees to indemnify and hold harmless the Fund, the Board of Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

                           DIVIDENDS AND CAPITAL GAINS

DIVIDENDS

     The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund's or the Master Fund's investment portfolio, the expenses borne by the Units, any distributions made to the Fund (or the Master Fund) by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Code. Nonetheless, the Fund cannot guarantee that it will pay any dividends or other distributions.

CAPITAL GAINS DISTRIBUTIONS (SEE "TAX ASPECTS.")

     A Portfolio Fund may realize capital gains on the sale of portfolio securities. If it does, the Fund may make distributions out of any net short-term capital gains (taxable at ordinary income rates) or long-term capital gains, normally in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

CHOICE FOR RECEIVING DISTRIBUTIONS

     When you open your account, specify on your application how you want to receive your dividends and distributions. Because the Fund's tax treatment requires the Fund to make certain annual distributions to Members, the Fund has established a program for the automatic reinvestment of these distributions in the Fund. Under the program, when a Member's distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution. Unless you provide specific instructions as to the method of payment, dividends and distributions will be automatically reinvested, without sales charge, in additional full and fractional Units. (See "Tax Aspects.")

     Dividends and distributions are taxable to Members, as discussed below, whether they are reinvested in Units or received in cash. Unless you inform the Fund otherwise, you will be enrolled automatically in the reinvestment program. You may, at any time, elect to have dividends or distributions paid in cash, rather than reinvested in additional Units (provided that a minimum account balance of $50,000 (or $25,000 in the case of Members who are employees of the Adviser or a Member Service Provider and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families), as of the date that the Fund values Units for repurchase, is maintained). If you wish to opt out of the program and to receive your dividends and distributions in cash, please contact UMB Fund Services ("UMB") at (888) 266-2200 to complete the necessary instructions. Members who held Units prior to January 1, 2009 will be enrolled in this program unless they elect otherwise by notice to UMB.

                                   TAX ASPECTS


CIRCULAR 230 NOTICE. THE FOLLOWING NOTICE IS BASED ON U.S. TREASURY REGULATIONS GOVERNING PRACTICE BEFORE THE U.S. INTERNAL REVENUE SERVICE: (1) ANY U.S. FEDERAL TAX ADVICE CONTAINED HEREIN, INCLUDING ANY OPINION OF COUNSEL REFERRED TO HEREIN, IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING U.S. FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER; (2) ANY SUCH ADVICE IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS DESCRIBED HEREIN (OR IN ANY SUCH OPINION OF COUNSEL); AND (3) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

     The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues discussed here.

     This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

     EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISOR IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

     In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Units.

     The Fund has elected to be taxed as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" under Subchapter M of the Code. Certain requirements under Subchapter M and additional information regarding the Fund's tax treatment are described below in "Tax Treatment."

          For 2008, the Fund's treatment as a partnership for Federal income tax purposes did not subject the Fund itself to Federal income tax. The Fund has filed an annual partnership information return for 2008 with the Service which reports the results of operations for such period. Each investor who was an investor prior to that date will be required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

          Members holding Units for any period on or after January 1, 2009 are subject in respect of the Units to the following tax aspects of the Fund. Members holding Units both before and on or after January 1, 2009 are subject to both the tax treatment described above and in the following sections.

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

TAX TREATMENT

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. In each year that the Fund so qualifies, it will pay no federal income tax on the earnings or capital gains it distributes to its Members. This avoids a "double tax" on that income and capital gains, since Members normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Units are held in a retirement account or the Member is otherwise exempt from tax). Tax-exempt U.S. investors will not incur unrelated business taxable income as a result of a leveraged investment by the Fund or a Portfolio Fund. If, however, a tax-exempt investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Units would give rise to unrelated business taxable income to such tax-exempt U.S. investor. The Adviser will be responsible for reviewing, analyzing and interpreting the format and content of the compliance reports, and will be responsible for assessing whether the Fund is in compliance with applicable requirements under Subchapter M of the Code.

          You should be aware of the following tax implications of investing in the Fund:

     o Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. For taxable years beginning on or before December 31, 2010, dividends paid from net investment taxable income that are designated by the Fund as being derived from "qualified dividend income" are taxable to individuals at the rates applicable to long-term capital gains. Distributions of the Fund's long-term capital gains are taxable as long-term capital gains. It does not matter how long you have held your Units.

     o Every calendar year the Fund will send you and the Service a statement showing the amount of any taxable dividends, including the amount that qualifies as qualified dividend income, and other distributions the Fund paid to you in the previous calendar year. The tax information the Fund sends you will separately identify any long-term capital gains distribution the Fund paid to you.

     o Because the Unit prices fluctuate, you may have a capital gain or loss when your Units are repurchased or you exchange them. A capital gain or loss is the difference between the price you paid for the Units and the price you received when they were accepted for repurchase or exchange. Generally, when Units you have tendered are repurchased, you must recognize any capital gain or loss on those Units. Capital gains will be long-term or short-term depending on how long you have held the Units.

     o If you buy Units on the date or just before the date the Fund declares a capital gains distribution, a portion of the purchase price for the Units will be returned to you as a taxable distribution.

          RETURNS OF CAPITAL CAN OCCUR. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to Members. The Fund will identify returns of capital in Member notices.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

          As a regulated investment company, the Fund is not subject to U.S. Federal income tax on the portion of its investment company taxable income, as that term is defined in the Code (determined without regard to the deduction for dividends paid), and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to Members. That qualification enables the Fund to "pass through" its distributed income and net capital gains to Members without the Fund having to pay tax on them. The Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If the Fund does not qualify as a regulated investment company during any period, it would be treated for U.S. Federal income tax purposes as an ordinary corporation and would receive no tax deduction for dividends paid to Members during that period.

          To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income and net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

          To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) or net income derived from an interest in a "qualified publicly traded partnership" (as defined in the Code).

          In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Diversification Requirement"). Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of "other issuers." As to each of those "other issuers," the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. In addition, no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

          The Master Fund intends to operate as a pass-through entity for Federal tax purposes and not as an entity taxable as a corporation. The Fund intends to look through to its proportionate share of the assets of the Master Fund for purposes of the Diversification Requirement.

          Satisfaction of the various tests that must be met to maintain the Fund's tax status as a regulated investment company under Subchapter M of the Code requires significant support from the underlying Portfolio Funds. In addition, as a related matter, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from the underlying Portfolio Funds. The risks of not receiving accurate information from the Portfolio Funds include failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

          Under the Code, by December 31 of each year, the Fund must distribute, or be deemed to have distributed, an amount at least equal to the sum of (1) 98% of its ordinary income earned from January 1 through December 31 of that year,
(2) 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gains for previous years that were not distributed during those years. If it does not, the Fund must pay a non-deductible 4% excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet these requirements, the Fund might, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions. However, the Board and the Adviser might determine in a particular year that it would be in the best interests of Members for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to Members.

FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY

          If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its Members will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the dividends received deduction available to corporate Members. Furthermore, in such event, individual Members of the Fund would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of U.S. Federal income taxation in taxable years beginning on or before December 31, 2010 subject to certain holding period requirements.

DISTRIBUTIONS

          Dividends paid out of the Fund's investment company taxable income will be taxable to a Member as ordinary income to the extent of the Fund's earnings and profits, whether such dividends are paid in cash or reinvested in additional Units. If a portion of the Fund's income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate Members may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by the Fund as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Certain holding period and other requirements must be met by both the Member and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be. Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a Member as long-term capital gain, regardless of how long the Member has held Units. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010 and are scheduled to increase to 20% for taxable years beginning on or after January 1, 2011. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a Member as a return of capital, which is applied against and reduces the Member's basis in his Units. To the extent that the amount of any such distribution exceeds the Member's basis in his Units, the excess will be treated by the Member as gain from a sale or exchange of the Units. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Units.

          The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Members, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each Member will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its Units by an amount equal to the deemed distribution less the tax credit.

          Dividends designated by the Fund and received by corporate Members of the Fund will qualify for the dividends received deduction to the extent of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid, (2) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property, or (3) to the extent the stock on which the dividend is paid is treated as debt financed. Moreover, the dividends received deduction may be disallowed or reduced if the corporate Member fails to satisfy the foregoing requirements with respect to Units or by applications of the Code.

          The maximum rate for ordinary income for individuals is scheduled to increase to 39.6% in 2011, and the maximum individual long-term capital gains tax rate will be 20% for sales or exchanges on or after January 1, 2011. The 15% maximum individual tax rate for qualified dividends is scheduled to expire on December 31, 2010. In addition, for taxable years beginning on or after January 1, 2013, individuals, estates and trusts will be subject to a Medicare tax of 3.8% on "net investment income" (or undistributed "net investment income", in the case of estates and trusts) for each such taxable year, with such tax applying to the lesser of such income or the excess of such person's adjusted gross income (with certain adjustments) over a specified amount ($250,000 for married individuals filing jointly $125,000 for married individuals filing separately, $200,000 for other individuals and the dollar amount at which the highest income tax bracket for estates and trusts begins.) Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property. It is anticipated that net income and gain attributable to an investment in the Fund will be included in an investor's "net investment income" subject to this Medicare tax.

          Members will be notified annually as to the U.S. Federal income tax status of distributions, and Members receiving distributions in the form of additional Units will receive a report as to the net asset value of those Units.

SALE OR EXCHANGE OF UNITS

          Upon the sale or other disposition of Units that a Member holds as a capital asset, the Member may realize a capital gain or loss in an amount equal to the difference between the amount realized and the Member's adjusted tax basis in the Units sold. Such gain or loss will be long-term or short-term, depending upon the Member's holding period for the Units. Generally, a Member's gain or loss will be a long-term gain or loss if the Units have been held for more than one year. However, any loss realized by a Member on a disposition of Units held by the Member for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the Member (or amounts credited as undistributed capital gains) with respect to such Units.

          Any loss realized on a sale or exchange will be disallowed to the extent that the Units disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Units. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss.

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


          Under Treasury Regulations, if a Member recognizes a loss with respect to Units of $2 million or more for an individual Member or $10 million or more for a corporate Member, the Member must attach to its tax return and also separately file with the Service a disclosure statement on Service Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Members should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

HEDGING AND DERIVATIVES TRANSACTIONS

          Certain of the Fund's hedging and derivatives transactions are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to Members. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

OTHER INVESTMENTS

          The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. Federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in domestic and foreign "high yield" securities. A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. Federal income tax purposes.

          As a result of investing in securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. Federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its Members.

PASSIVE FOREIGN INVESTMENT COMPANY

          If the Fund purchases shares in a passive foreign investment company (a "PFIC"), the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its Members. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy. Alternatively, the Fund could elect to mark-to-market at the end of each taxable year its shares in a PFIC. In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

SECTION 1256 CONTRACTS

          The Code generally applies a "mark to market" system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options. Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S. Federal income tax purposes as if they were sold by the Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as "marking to market"), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund's obligations under such contract), must be taken into account by the Fund in computing its taxable income for the year. Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

UNRELATED BUSINESS TAXABLE INCOME

          Generally, an exempt organization is exempt from U.S. Federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by "acquisition indebtedness" during the relevant period of time. Tax-exempt U.S. investors generally will not incur UBTI as a result of investment activities on the part of the Fund, although a tax-exempt investor may incur UBTI if it borrows to acquire Units. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. Federal tax consequences of an investment in the Fund.

FOREIGN TAXES

          Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund will not be eligible to "pass through" to its Members the amount of foreign taxes paid by the Fund for foreign tax credit purposes.

CERTAIN WITHHOLDING TAXES

          Non-U.S. Portfolio Funds in which the Fund invests may be subject to withholding tax on certain income derived from U.S. or other sources. Generally, U.S. investors in the Fund will not be entitled to a credit with respect to such taxes paid by such a Portfolio Fund. Such withholding taxes may not be applicable if an investor invests directly in a fund that does not invest in non-U.S funds.

          Under recently enacted legislation, a U.S. withholding tax of 30% will apply to certain payments (including payments of gross proceeds) made after December 31, 2012 to certain non-U.S. Portfolio Funds, with respect to certain U.S. investments, unless such Portfolio Funds enter into an agreement with the Service identifying certain direct and indirect U.S. equityholders.

BACKUP WITHHOLDING

          The Fund may be required to withhold U.S. Federal income tax from all distributions and redemption proceeds payable to Members who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will increase to 31% (unless Congress enacts legislation otherwise). Corporate Members and certain other Members specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the Member's U.S. Federal income tax liability, provided the required information is furnished to the IRS. To avoid such withholding, foreign Members (as defined below) that beneficially own Units generally must provide a properly completed IRS Form W-8BEN or other applicable forms or documentation certifying their non-U.S. status, and U.S. members must provide a properly completed IRS Form W-9.

FOREIGN MEMBERS

          U.S. Federal income taxation of a Member who with respect to the United States is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign Member") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the Member.

          If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign Member, distributions of investment company taxable income (other than distributions that consist of long-term capital gains) will be subject to a U.S. Federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, under proposed legislation, for taxable years beginning before January 1, 2011, certain "interest-related dividends" and "short-term capital gain dividends" paid by the Fund to a foreign Member would be eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to such tax if earned by a foreign Member directly. Short-term capital gain dividends generally are dividends derived from the excess of a Fund's net short-term capital gains over net long-term capital losses. Both "interest-related dividends" and "short-term capital gains dividends" must be designated as such by a written notice mailed to Members no later than 60 days after the Fund's taxable year. Such a foreign Member would generally be exempt from U.S. Federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units.

          Also, in certain limited circumstances, distributions paid by the Fund to a foreign Member will, to the extent the Fund is a qualified investment entity under Section 897(h) of the Code and makes (a) distributions, if such distributions are attributable to a United States real property interest distribution from a real estate investment trust (REIT), or (b) under proposed legislation, makes distributions before January 1, 2011 that are attributable to the disposition of a United States real property interest, be treated as gain recognized from the sale or exchange of a U.S. real property interest and taxed as such to a foreign Member. Such investors should consult with their own advisers regarding these rules.

          If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign Member, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate Members may also be subject to the branch profits tax imposed by the Code.

          In the case of a non-corporate foreign Member, the Fund may be required to withhold U.S. Federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign Member certifies his foreign status under penalties of perjury or otherwise establishes an exemption. See "Backup Withholding."

          The tax consequences to a foreign Member entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Members are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAXATION

          Fund Members may be subject to state, local and foreign taxes on their Fund distributions.

          The foregoing is a brief summary of certain material income tax matters that are pertinent to prospective investors. The summary is not, and is not intended to be, a complete analysis of all provisions of the U.S. Federal income tax law which may have an effect on such investments. This analysis is not intended as a substitute for careful tax planning. Accordingly, prospective investors are urged to consult their own respective tax advisors with respect to their own respective tax situations and the effects of this investment thereon.

                              ERISA CONSIDERATIONS

CIRCULAR 230 NOTICE - THE FOLLOWING NOTICE IS BASED ON U.S. TREASURY REGULATIONS GOVERNING PRACTICE BEFORE THE U.S. INTERNAL REVENUE SERVICE: (1) ANY U.S. FEDERAL TAX ADVICE CONTAINED HEREIN, INCLUDING ANY OPINION OF COUNSEL REFERRED TO HEREIN, IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER; (2) ANY SUCH ADVICE IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS DESCRIBED HEREIN (OR IN ANY SUCH OPINION OF COUNSEL); AND (3) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

          THE FOLLOWING SUMMARY OF CERTAIN ASPECTS OF ERISA IS BASED UPON ERISA, JUDICIAL DECISIONS, DEPARTMENT OF LABOR REGULATIONS AND RULINGS IN EXISTENCE ON THE DATE HEREOF. THIS SUMMARY IS GENERAL IN NATURE AND DOES NOT ADDRESS EVERY ERISA ISSUE THAT MAY BE APPLICABLE TO THE FUND, THE MASTER FUND, OR A PARTICULAR INVESTOR. ACCORDINGLY, EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH ITS OWN COUNSEL IN ORDER TO UNDERSTAND THE ERISA ISSUES AFFECTING THE FUND, THE MASTER FUND, AND THE INVESTOR.

GENERAL

          Persons who are fiduciaries with respect to a U.S. employee benefit plan or trust within the meaning of, and subject to, the provisions of ERISA (an "ERISA Plan"), an individual retirement account or a Keogh plan subject solely to the provisions of the Code(1) (an "Individual Retirement Fund") should consider, among other things, the matters described below before determining whether to invest in the Fund, and thus the Master Fund. Because the Fund has elected to be taxed as a corporation (and, as a result, intends to qualify as a "regulated investment company" under Subchapter M of the Code), tax-exempt U.S. investors generally will not incur unrelated business taxable income as a result of an investment by the Fund or a Portfolio Fund. If, however, a tax-exempt U.S. investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Units would give rise to unrelated business taxable income to such tax-exempt U.S. investor.

          ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, avoidance of prohibited transactions and compliance with other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, the risk and return factors of the potential investment (including the fact that the returns may be subject to federal tax as unrelated business taxable income), the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the projected return of the total portfolio relative to the ERISA Plan's funding objectives, and the limitation on the rights of investors to redeem all or any portion of their Units or to transfer their Units. Before investing the assets of an ERISA Plan in the Fund (and thus, the Master Fund), a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund (and thus, the Master Fund) may be too illiquid or too speculative for a particular ERISA Plan and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

PLAN ASSETS DEFINED

          ERISA and applicable DOL regulations describe when the underlying assets of an entity in which benefit plan investors ("Benefit Plan Investors") invest are treated as "plan assets" for purposes of ERISA. Under ERISA, the term Benefit Plan Investors is defined to include an "employee benefit plan" that is subject to the provisions of Title I of ERISA, a "plan" that is subject to the prohibited transaction provisions of Section 4975 of the Code, and entities the assets of which are treated as "plan assets" by reason of investment therein by Benefit Plan Investors.

          Under ERISA, as a general rule, when an ERISA Plan invests assets in another entity, the ERISA Plan's assets include its investment, but do not, solely by reason of such investment, include any of the underlying assets of the entity. However, when an ERISA Plan acquires an "equity interest" in an entity that is neither: (a) a "publicly

-------------------------------

1 References hereinafter made to ERISA include parallel references to the Code.

offered security;" nor (b) a security issued by an investment fund registered under the Company Act, then the ERISA Plan's assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless it is established that: (i) the entity is an "operating company"; or (ii) the equity participation in the entity by Benefit Plan Investors is limited.

          Because the Fund will register as an investment company under the 1940 Act, the assets of the Fund should not be treated as "plan assets" of the ERISA. Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and ERISA's and the Code's prohibited transaction rules. Thus, neither the Board of Managers nor the Adviser will be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund. Similar rules apply with respect to the Master Fund.

REPRESENTATIONS BY PLANS

          An ERISA Plan proposing to invest in the Fund (and thus the Master
Fund) will be required to represent that it is, and any fiduciaries responsible for the ERISA Plan's investments are, aware of, and understand, both the Fund's and the Master Fund's investment objective, policies and strategies, and that the decision to invest plan assets in the Fund, and thus the Master Fund, was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

          WHETHER OR NOT THE ASSETS OF THE FUND AND/OR THE MASTER FUND ARE TREATED AS PLAN ASSETS UNDER ERISA, AN INVESTMENT IN THE FUND (AND THUS THE MASTER FUND) BY AN ERISA PLAN IS SUBJECT TO ERISA. ACCORDINGLY, FIDUCIARIES OF ERISA PLANS SHOULD CONSULT WITH THEIR OWN COUNSEL AS TO THE CONSEQUENCES UNDER ERISA OF AN INVESTMENT IN THE FUND (AND THUS THE MASTER FUND).

ERISA PLANS AND INDIVIDUAL RETIREMENT FUNDS HAVING PRIOR RELATIONSHIPS WITH THE MEMBERS OF THE BOARD OF MANAGERS AND/OR ANY OF THEIR AFFILIATES.

          Certain prospective ERISA Plan and Individual Retirement Fund investors may currently maintain relationships with the members of the Board of Managers and/or their affiliates. Each of such persons may be deemed to be a party in interest to, and/or a fiduciary of, any ERISA Plan or Individual Retirement Fund to which any of them provide investment management, investment advisory or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Similar provisions are imposed by the Code with respect to Individual Retirement Funds. ERISA Plan and Individual Retirement Fund investors should consult with counsel to determine if participation in the Fund, and thus the Master Fund, is a transaction which is prohibited by ERISA or the Code.

          The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code relevant to the acquisition and ownership of Units.

                      ADDITIONAL INFORMATION AND SUMMARY OF
            AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

     THE FOLLOWING IS A SUMMARY DESCRIPTION OF ADDITIONAL ITEMS AND OF SELECT PROVISIONS OF THE COMPANY AGREEMENT WHICH MAY NOT BE DESCRIBED ELSEWHERE IN THIS PROSPECTUS. THE DESCRIPTION OF SUCH ITEMS AND PROVISIONS IS NOT DEFINITIVE AND REFERENCE SHOULD BE MADE TO THE COMPLETE TEXT OF THE COMPANY AGREEMENT, WHICH IS ATTACHED HERETO AS APPENDIX A.

MEMBER UNITS

     Persons who purchase Units in the offering being made hereby will be Members. The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be Members of the Fund.

LIABILITY OF MEMBERS

     Under Delaware law and the Company Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board of Managers, may be obligated (i) to satisfy withholding tax obligations with respect to such Members or (ii) to return to the Fund amounts distributed to the Member in accordance with the Company Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund's assets.

LIABILITY OF MANAGERS

     The Company Agreement provides that a Manager shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager's office. The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Fund (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager's activities on behalf of the Fund. Managers shall not be personally liable to any Member for the repayment of any account balance or for contributions by the Member to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Company Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Company Agreement to the fullest extent permitted by law.

AMENDMENT OF THE COMPANY AGREEMENT

     The Company Agreement may generally be amended, in whole or in part, with the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. However, certain amendments to the Company Agreement may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to tender all of its Units for repurchase by the Fund.

POWER-OF-ATTORNEY

     By purchasing Units, each Member will appoint each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

     The power-of-attorney granted as part of each Member's investor certification is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of all or any portion of its Units, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substitute Member, or upon the withdrawal of a Member from the Fund pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.

                               REPORTS TO MEMBERS

     The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law. The Fund sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Fund's operations after the end of each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

                        TERM, DISSOLUTION AND LIQUIDATION

     The Fund shall be dissolved:

          o upon the affirmative vote to dissolve the Fund by: (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

          o upon the failure of Members to elect successor Managers at a meeting called by the Manager when no Manager remains to continue the business of the Fund;

          o upon the expiration of any two year period which commences on the date on which any Member has submitted, in accordance with the terms of the Company Agreement, a written notice to the Fund requesting the repurchase of all of its Units by the Fund if those Units have not been repurchased by the Fund; or

          o    as required by operation of law.

     Upon the occurrence of any event of dissolution, the Board of Managers or the Adviser, acting as liquidator under appointment by the Board of Managers (or another liquidator, if the Board of Managers does not appoint the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. In the event of the liquidation or dissolution of the Fund, Members shall be entitled to receive, when and as declared by the Managers, the excess of the assets of the Fund over its liabilities. Upon the liquidation or dissolution of the Fund, the Managers shall make provisions for the satisfaction of all of the Fund's outstanding obligations, taxes and other liabilities, accrued or contingent. The assets so distributable (which may, in the discretion of the Managers, include assets distributed in-kind valued at their date of distribution) shall be distributed among the Members or other holders of Units in proportion to the relative number of Units held by such persons.

                                   FISCAL YEAR

     For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year is the taxable year of the Fund.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Managers and the Audit Committee have selected Rothstein, Kass & Company, P.C. as the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund. The principal business address of Rothstein is located at 4 Becker Farm Road, Roseland, New Jersey 07068.

     Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, serves as legal counsel to the Fund. The firm also acts as legal counsel to the Adviser and its affiliates with respect to certain other matters.

                                    INQUIRIES

     Inquiries concerning the Fund and Units (including information concerning purchase and withdrawal procedures) should be directed to:

                       Larch Lane Advisors LLC
                       800 Westchester Avenue, S-618
                       Rye Brook, New York 10573

                       Attention: Old Mutual Emerging Managers Institutional
                                  Fund, L.L.C.
                       Telephone: (888) 266-2200


                                    * * * * *

     ALL POTENTIAL INVESTORS IN THE FUND ARE ENCOURAGED TO CONSULT APPROPRIATE LEGAL AND TAX COUNSEL.

          Appendix B to this Prospectus provides financial information regarding the Fund. The Fund's financial statements have been audited by Rothstein.

                                   APPENDIX A




                      ------------------------------------
                                   OLD MUTUAL

                  EMERGING MANAGERS INSTITUTIONAL FUND, L.L.C.

                     (A Delaware Limited Liability Company)

                      ------------------------------------

                     AMENDED AND RESTATED LIMITED LIABILITY
                                COMPANY AGREEMENT


                          Dated as of October 16, 2008

                      ------------------------------------


                           c/o Larch Lane Advisors LLC

                          800 Westchester Avenue, S-618

                            Rye Brook, New York 10573

                                TABLE OF CONTENTS

                                                                         Page

ARTICLE I. DEFINITIONS....................................................A-5
ARTICLE II. ORGANIZATION; ADMISSION OF MEMBERS............................A-9
   2.1.  Formation of Limited Liability Company...........................A-9

   2.2.  Name.............................................................A-9

   2.3.  Principal and Registered Office..................................A-9

   2.4.  Duration.........................................................A-9

   2.5.  Business of the Company..........................................A-9

   2.6.  Board of Managers................................................A-9

   2.7.  Members.........................................................A-10

   2.8.  Organizational Member...........................................A-10

   2.9.  Both Managers and Members.......................................A-10

   2.10. Limited Liability...............................................A-10

ARTICLE III. MANAGEMENT..................................................A-11
   3.1.  Management and Control..........................................A-11

   3.2.  Actions by the Board of Managers................................A-11

   3.3.  Officers........................................................A-11

   3.4.  Meetings of Members.............................................A-12

   3.5.  Custody of Assets of the Company................................A-13

   3.6.  Other Activities of Members and Managers........................A-13

   3.7.  Duty of Care....................................................A-13

   3.8.  Indemnification.................................................A-13

   3.9.  Fees, Expenses and Reimbursement................................A-14

ARTICLE IV. TERMINATION OF STATUS OR REMOVAL OF ADVISER AND
            MANAGERS ; TRANSFERS AND REPURCHASES.........................A-16
   4.1.  Termination of Status of the Adviser............................A-16

   4.2.  Termination of Status of a Manager..............................A-16

   4.3.  Removal of a Manager............................................A-16

   4.4.  Transfer of Units...............................................A-16

   4.5.  Repurchase of Units.............................................A-17

ARTICLE V. CAPITAL.......................................................A-18
   5.1.  [Removed and Reserved]..........................................A-18

   5.2.  Rights of Members to Capital....................................A-18

   5.3.  [Removed and Reserved]..........................................A-18

   5.4.  [Removed and Reserved]..........................................A-18

   5.5.  [Removed and Reserved]..........................................A-18

   5.6.  Reserves........................................................A-18

   5.7.  [Removed and Reserved]..........................................A-18

   5.8.  [Removed and Reserved]..........................................A-18

   5.9.  [Removed and Reserved]..........................................A-18

   5.10. [Removed and Reserved]..........................................A-18

   5.11. Withholding.....................................................A-18

ARTICLE VI. SUBCHAPTER M TRANSITION; UNITS...............................A-19
   6.1.  Subchapter M Transition.........................................A-19

   6.2.  Units...........................................................A-19

ARTICLE VII. DISSOLUTION AND LIQUIDATION.................................A-22
   7.1.  Dissolution.....................................................A-22

   7.2.  Liquidation of Assets...........................................A-22

ARTICLE VIII. ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS...............A-22
   8.1.  Accounting and Reports..........................................A-22

   8.2.  [Removed and Reserved]..........................................A-23

   8.3.  Valuation of Assets.............................................A-23

ARTICLE IX. MISCELLANEOUS PROVISIONS.....................................A-24
   9.1.  Amendment of Limited Liability Company Agreement................A-24

   9.2.  Special Power of Attorney.......................................A-24

   9.3.  Notices.........................................................A-25

   9.4.  Agreement Binding Upon Successors and Assigns...................A-25

   9.5.  Applicability of 1940 Act and Form N-2..........................A-26

   9.6.  Choice of Law; Arbitration......................................A-26

   9.7.  Not for Benefit of Creditors....................................A-26

   9.8.  Consents........................................................A-27

   9.9.  Merger and Consolidation........................................A-27

   9.10. Pronouns........................................................A-27

   9.11. Confidentiality.................................................A-27

   9.12. Severability....................................................A-28

   9.13. Filing of Returns...............................................A-28

   9.14. [Removed and Reserved]..........................................A-28

   9.15. [Removed and Reserved]..........................................A-28

   9.16. [Removed and Reserved]..........................................A-28

   9.17. [Removed and Reserved]..........................................A-28

             OLD MUTUAL EMERGING MANAGERS INSTITUTIONAL FUND, L.L.C.
            AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

          THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of Old Mutual Emerging Managers Institutional Fund, L.L.C. (the "Company") is amended and restated as of October 16, 2008, by and among Matthew J. Appelstein, Gerald Hellerman, Paul D. Malek and George W. Morriss and those persons hereinafter admitted as Members, to become effective upon the effective date of the Company's Subchapter M Transition (as defined herein).

                              W I T N E S S E T H :

          WHEREAS, the Company has been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation dated and filed with the Secretary of State of the State of Delaware on October 13, 2006 (the "Certificate");

          WHEREAS, the Company has operated since February 8, 2007 pursuant to an initial Limited Liability Company Agreement (the "Initial Agreement") dated as of such date by and among Gerald Hellerman, William J. Landes, Paul D. Malek and George W. Morriss as the Managers under that Initial Agreement, and those persons hereinafter admitted as Members.

          WHEREAS, in connection with the Subchapter M Transition contemplated by Article VI hereof, the Managers of the Company have amended the Initial Agreement under the authority granted them pursuant to Section 8.1 thereof; and

          WHEREAS, this Agreement is being amended and restated to supersede and replace all provisions relating, directly or indirectly, to the Company's prior operation as a partnership for Federal tax purposes.

          NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                             ----------------------
                                   ARTICLE I.

                                   DEFINITIONS
                             ----------------------

For purposes of this Agreement:

  ADMINISTRATOR               The person who provides administrative services to
                              the   Company   pursuant   to  an   administration
                              agreement.

  ADVISER The person who at any particular time serves as the investment adviser to the Company pursuant to an Investment Management Agreement.

  ADVISERS ACT                The Investment Advisers Act and the rules,
                              regulations and orders thereunder, as amended from time to time, or any successor law.

  AFFILIATE                   An affiliated  person,  as such term is defined by
                              the 1940 Act, of a person.

  AGREEMENT                   This  Amended  and  Restated   Limited   liability
                              Company Agreement, as amended from time to time.

  BOARD OF MANAGERS           The  Board of  Managers  established  pursuant  to
                              Section 2.6 hereof.

  CERTIFICATE                 The  Certificate  of  Formation of the Company and
                              any amendments thereto as filed with the office of the Secretary of State of Delaware.

  CLOSING DATE                The  first  date on or as of which a Member  other
                              than the Organizational Member is admitted to the Company.

  CODE The United States Internal Revenue Code of 1986, as amended from time to time, or any successor law.

  COMPANY The limited liability company governed hereby, as such limited liability company may from time to time be constituted.

  DELAWARE ACT                The Delaware Limited  Liability  Company Act as in
                              effect on the date hereof and as amended from time to time, or any successor law.

  FISCAL PERIOD               The period  commencing  on the Closing  Date,  and
                              thereafter  each  period  commencing  on  the  day
                              immediately   following   the   last  day  of  the
                              preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

                                   (1) the last day of a Fiscal Year;

                                   (2) the last day of a taxable year (if the
                                       same differs from the Fiscal Year);

                                   (3) the day preceding any day as of which
                                       the Company issues Units under any
                                       paragraph of Section 6.2 hereof; or

                                   (4) any day on which the Company repurchases
                                       the Units of a Member.

  FISCAL YEAR                 The period  originally  commencing  on the Closing
                              Date and ending on March 31 and thereafter each period commencing on April 1 of each year and ending on March 31 of each succeeding year (or on the date of a final distribution pursuant to
                              Section 7.2 hereof), unless and until the Board of Managers shall elect another fiscal year for the Company.

  FORM N-2 The Company's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

  INDEPENDENT MANAGERS        Those Managers who are not  "interested  persons,"
                              as such term is defined by the 1940 Act, of the Company.

  INITIAL AGREEMENT           The  predecessor  to  this  Amended  and  Restated
                              Limited Liability Company Agreement, as initially executed on October 13, 2006.

  INVESTMENT FUNDS            Unregistered   investment   funds  and  registered
                              investment companies.

  INVESTMENT MANAGEMENT       A separate written agreement entered into by the
  AGREEMENT                   Company  pursuant  to which the  Adviser  provides
                              Management Services to the Company.

  MANAGEMENT SERVICES         Such investment advisory and other services as the
                              Adviser is required to provide to the Company pursuant to the Investment Management Agreement as contemplated by Section 3.9(a) hereof.

  MANAGER An individual designated as a Manager of the Company pursuant to the provisions of Section 2.6 hereof and who serves on the Board of Managers of the Company.

  MASTER FUND                 The  registered  Investment  Fund  into  which the
                              Company invests substantially all of its assets.

  MEMBER Any person who shall have been admitted to the Company as a member (including any Manager in such person's capacity as a member of the Company but excluding any Manager in such person's capacity as a Manager of the Company) until the Company repurchases all Units held by such person as a member pursuant to Section 4.5 hereof or a substituted Member or Members are admitted with respect to all Units held by such person pursuant to Section 4.4 hereof; such term includes the Adviser to the extent the Adviser purchases or holds Units and shall have been admitted to the Company as a member.

  NET ASSETS                  The total value of all assets of the Company, less
                              an amount equal to all accrued debts, liabilities and obligations of the Company, calculated before giving effect to any repurchases of Units to be effected as of the date such value is determined.

  1940 ACT The Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

  OFFICER An individual designated as an officer of the Company pursuant to the provisions of Section 3.3 hereof and who serves as an officer of the Company.

  ORGANIZATIONAL MEMBER       William J. Landes

  PORTFOLIO FUNDS             The  private  investment  funds,  joint  ventures,
                              investment  companies and other similar investment
                              vehicles   into  which  the  Master  Fund  invests
                              substantially all of its assets.

  PORTFOLIO MANAGERS          A select  group of  portfolio  managers who manage
                              the Portfolio Funds from time to time.

  SECURITIES                  Securities    (including,    without   limitation,
                              equities,  debt  obligations,  options,  and other
                              "securities"  as that term is  defined  in Section
                              2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation or currency, or commodity, all types of derivative instruments and financial instruments and any contracts based on any index or group of securities, debt obligations or currencies, or commodities, and any options thereon, as well as investments in registered investment companies and private investment funds.

  SUBCHAPTER M TRANSITION     That close of the Company's books as a partnership
                              for Federal tax purposes to occur on (or on the day before) the effective date of the Company's election to be treated as a corporation for Federal tax purposes.

  TRANSFER The assignment, transfer, sale, encumbrance, pledge or other disposition of any one or more Units, including any right to receive any allocations and distributions attributable to any one or more Units.

  UNITS Units refer to the transferable units of interest into which the Company's limited liability company interests shall be divided from time to time and include fractions of Units as well as whole Units. Units include those Units issued as a result of the redenomination of the "Interests" previously issued by the Company under the Initial Agreement, such redenomination to have been effected in connection with the Subchapter M Transition.

  VALUATION DATE              The date as of which the  Company is  directed  by
                              the Board of Managers to determine the value of its Net Assets, which shall include, but not be limited to any date as of which the Company values
                              Units for purposes of determining the price at which the Units are to be purchased by the Company in an offer made pursuant to Section 4.5 hereof.

                            ------------------------
                                  ARTICLE II.

                       ORGANIZATION; ADMISSION OF MEMBERS
                            -------------------------

     2.1. FORMATION OF LIMITED LIABILITY COMPANY.

          The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Company's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company.

     2.2. NAME.

          The name of the Company shall be "Old Mutual Emerging Managers Institutional Fund, L.L.C." or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.

     2.3. PRINCIPAL AND REGISTERED OFFICE.

          The Company shall have its principal office at c/o Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573, or at such other place designated from time to time by the Board of Managers.

          The Company shall have its registered office in Delaware at 615 South DuPont Highway, Dover, Delaware 19901, and shall have National Corporate Research, Ltd. as its registered agent for service of process in Delaware, unless and until a different registered office or agent is designated by the Board of Managers.

     2.4. DURATION.

          The term of the Company commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Company is dissolved pursuant to Section 7.1 hereof.

     2.5. BUSINESS OF THE COMPANY.

          (a) The business of the Company is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. Notwithstanding any provision of this Agreement to the contrary, the Company, and each Manager on behalf of the Company, may execute, deliver and perform all contracts, agreements, purchase orders and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business. The Company shall be operated subject to any applicable restrictions of the Bank Holding Company Act of 1956, as amended.

          (b) The Company shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board of Managers and in accordance with the 1940 Act.

     2.6. BOARD OF MANAGERS.

          (a) By signing this Agreement or signing an investor application or certification in connection with the purchase of Units, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the Managers so designated. After the Closing Date, the Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.4 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of the Company. The number of Managers shall be fixed from time to time by the Board of Managers.

          (b) Each Manager shall serve on the Board of Managers for the duration of the term of the Company, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof. In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity; so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

          (c) In the event that no Manager remains to continue the business of the Company, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Company and, if the business shall be continued, of electing Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Company or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Company shall be dissolved pursuant to Section
7.1 hereof and the assets of the Company shall be liquidated and distributed pursuant to Section 7.2 hereof.

     2.7. MEMBERS.

          The Board of Managers may admit one or more Members generally at the beginning of each month; provided, HOWEVER, that the Company may, in the discretion of the Board of Managers, admit Members more or less frequently. Subject to the foregoing terms, Members may be admitted to the Company subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Company's investor certification pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement. The Board of Managers may in its absolute discretion reject any purchase of Units. The admission of any person as a Member shall be effective upon the revision of the books and records of the Company to reflect the name and purchase of Units of such additional Member.

     2.8. ORGANIZATIONAL MEMBER.

          The Organizational Member may withdraw from the Company as the Organizational Member and shall be entitled to the return of the value of its Units, if any, without interest or deduction.

     2.9. BOTH MANAGERS AND MEMBERS.

          A Member may at the same time be a Manager and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

     2.10. LIMITED LIABILITY.

          (a) Except as provided under applicable law, for any period after completion of the Subchapter M Transition, liability for the Company's debts, obligations and liabilities on the part of a Member shall be limited as specified in Section 6.2(b) hereof.

          (b) Except as provided under applicable law, a Manager shall not be liable for the Company's debts, obligations and liabilities.

                           --------------------------
                                  ARTICLE III.

                                   MANAGEMENT
                           --------------------------

     3.1. MANAGEMENT AND CONTROL.

          (a) Management and control of the business of the Company shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Company and in its name, to exercise all rights, powers and authority of "Managers" under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Company and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Company except within the scope of such Manager's authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a Delaware corporation and
(ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person," as such term is defined by the 1940 Act, of such company. During any period in which the Company shall have no Managers, the Adviser shall continue to serve as the investment adviser of the Company and to provide the Management Services to the Company.

          (b) Members, in their capacity as Members, shall have no right to participate in and shall take no part in the management or control of the Company's business and shall have no right, power or authority to act for or bind the Company. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

          (c) The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law, and may appoint persons to serve as officers of the Company, with such titles and authority as may be determined by the Board of Managers consistent with applicable law.

     3.2. ACTIONS BY THE BOARD OF MANAGERS.

          (a) Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

          (b) The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings of the Board of Managers. If applicable provisions of the 1940 Act so require, only an Independent Manager shall serve as the Principal Manager. Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.

     3.3. OFFICERS.

          (a) The executive Officers of the Company may include a President, a Treasurer, a Secretary, a Chief Financial Officer and a Chief Compliance Officer. If the Board of Managers has designated a Principal Manager pursuant to
Section 3.2(b) hereof, then the Principal Manager shall also be an executive Officer. The Board of Managers may elect one or more Vice-Presidents, and each such Vice-President shall be an executive Officer. The President shall be the chief executive officer of the Company. The

Principal Manager, if there be one, shall be elected from among the persons serving as Managers, but no other Officer need be a Manager. The Board of Managers may also elect, or may delegate to the President authority to appoint, remove, or fix the duties, compensation or terms of office of, one or more other Officers as the Board of Managers shall at any time and from time to time deem to be advisable. Any two or more positions of Officer, except those of President and Vice-President, may be held by the same person. Unless there are no other officers at the time of acting, a person holding more than one office may not act in more than one capacity to execute, acknowledge or verify on behalf of the Company an instrument required by law to be executed, acknowledged and verified by more than one Officer.

          (b) Each Officer shall hold office until his successor is elected or appointed or until his earlier displacement from office by resignation, removal or otherwise; provided, that if the term of office of any Officer shall have been fixed by the Board of Managers, or by the President acting under authority delegated by the Board of Managers, such Officer shall cease to hold such office no later than the date of expiration of such term, regardless of whether any other person shall have been elected or appointed to succeed him. Any Officer may resign at any time by written notice to the Company. Any Officer may be removed at any time by the Board of Managers or by the President acting under authority delegated by the Board of Managers if in its or his judgment the best interest of the Company would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an Officer shall not of itself create contract rights between the Company and such Officer.

          (c) If the office of any Officer becomes vacant for any reason, the vacancy may be filled by the Board of Managers or by the President acting under authority delegated by the Board of Managers. Each Officer elected or appointed to fill a vacancy shall hold office for the balance of the term for which his predecessor was elected or appointed.

          (d) All Officers as between themselves and the Company shall have such powers, perform such duties and be subject to such restrictions, if any, in the management of the Company as may be provided in this Agreement or, to the extent not so provided, as may be prescribed by the Board of Managers or by the President acting under authority delegated by the Board of Managers.

     3.4. MEETINGS OF MEMBERS.

          (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting, and matters incidental thereto, may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes at such meeting.

          (b) Each Member shall be entitled to cast at any meeting of Members that number of votes attaching to the Member's Units in accordance with Section 6.2(b)(7) hereof as of the record date for such meeting. The Board of Managers shall establish a record date not less than 10 days nor more than 90 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

          (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Company before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Company at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

     3.5. CUSTODY OF ASSETS OF THE COMPANY.

          The physical possession of all funds, Securities and other properties of the Company shall at all times be held, controlled and administered by one or more custodians retained by the Company in accordance with the requirements of the 1940 Act and the rules thereunder.

     3.6. OTHER ACTIVITIES OF MEMBERS AND MANAGERS.

          (a) The Managers shall not be required to devote all of their time to the affairs of the Company, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

          (b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisers or agents of other companies, partners or general partners of any partnership, members or managing members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

     3.7. DUTY OF CARE.

          (a) A Manager shall not be liable to the Company or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her duties, or otherwise in his or her capacity as a Manager, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Manager constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the performance of his or her duties to the Company.

          (b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member purchased Units shall be liable to the Company, any Member or third parties only as provided under the Delaware Act.

     3.8. INDEMNIFICATION.

          (a) To the fullest extent permitted by law, the Company shall, subject to Section 3.8(b) hereof, indemnify each Manager (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Company or the past or present performance of services to the Company by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.8 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.8 to the fullest extent permitted by law.

          (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the
Company in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Company amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.8(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Company shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

          (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.8(a) hereof if (i) approved as in the best interests of the Company by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Company and that such indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Company or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

          (d) Any indemnification or advancement of expenses made pursuant to this Section 3.8 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.8 it shall be a defense that, and (ii) in any suit in the name of the Company to recover any indemnification or advancement of expenses made pursuant to this Section 3.8 the Company shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.8 has not met the applicable standard of conduct set forth in this Section 3.8. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.8, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.8 shall be on the Company (or any Member acting derivatively or otherwise on behalf of the Company or its Members).

          (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.8 or to which such indemnitee may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

          (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.8 shall affect the power of the Company to purchase and maintain liability insurance on behalf of any Manager or other person.

     3.9. FEES, EXPENSES AND REIMBURSEMENT.

          (a) So long as the Adviser provides Management Services to the Company, it is entitled to receive fees for such services as may be agreed to by the Adviser and the Company pursuant to the Investment Management Agreement.

          (b) The Board of Managers may cause the Company to compensate each Manager who is not an officer or employee of the Adviser (or of any affiliate of the Adviser) for his or her services as such and each such Manager shall be reimbursed by the Company for travel expenses incurred by him in performing his duties under this Agreement.

          (c) The Company shall bear all of its own costs and expenses incurred in its business and operations, other than those specifically required to be borne by the Adviser or another party pursuant to the Investment Management Agreement or another agreement with the Company. Unless otherwise required by an agreement between the Company and the Adviser, the Adviser shall be entitled to reimbursement from the Company for any expenses that it pays on behalf of the Company. Costs and expenses to be borne by the Company include, but are not limited to, the following: (i) all costs and expenses related to investment expenses; (ii) any non-investment related interest expense; (iii) fees and disbursements of any attorneys and accountants engaged on behalf of the Company;
(iv) entity-level taxes; (v) audit and tax preparation expenses; (vi) administrative expenses and fees and custody and escrow fees and expenses; (vii) the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond; (viii) fees and travel-related expenses of Managers who are not employees of the Adviser or any Affiliate of the Adviser; (ix) organizational and offering expenses; (x) all costs and expenses associated with background checks on Managers; (xi) all costs and expenses associated with retaining independent third parties to provide risk management services to the Company; (xii) any investment management fees and Member servicing fees; (xiii) any extraordinary expenses; (xiv) all taxes to which the Company may be subject, directly or indirectly and whether in the United States, any State thereof or any other U.S. or non-U.S. jurisdiction; and (xv) such other expenses as may be approved from time to time by the Board of Managers.

          (d) Subject to such limitations as may be imposed by the 1940 Act or other applicable laws, from time to time the Company may, alone or in conjunction with the Adviser, any Affiliate of the Adviser or other registered or unregistered investment funds or other accounts for which the Adviser or any Affiliate of the Adviser acts as general partner or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

                        ---------------------------------
                                  ARTICLE IV.

            TERMINATION OF STATUS OR REMOVAL OF ADVISER AND MANAGERS;
                           TRANSFERS AND REPURCHASES
                        ---------------------------------

     4.1. TERMINATION OF STATUS OF THE ADVISER.

          The status of the Adviser shall terminate if the Investment Management Agreement with the Adviser terminates and the Company does not enter into a new Investment Management Agreement with the Adviser, effective as of the date of such termination.

     4.2. TERMINATION OF STATUS OF A MANAGER.

          The status of a Manager shall  terminate if the Manager (i) shall die;
(ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers, or such lesser notice period agreeable to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors;
(vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Company under the Delaware Act.

     4.3. REMOVAL OF A MANAGER.

          Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or
(b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

     4.4. TRANSFER OF UNITS.

          (a) Units may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion). In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board of Managers (or its delegate) which may be withheld in its (or its delegate's) sole discretion. Any pledge, transfer, or assignment not made in accordance with this Section 4.4 shall be void.

          (b) The Board of Managers may not consent to a Transfer of all or any Units held by a Member unless: (i) the transferee benefiting from such Transfer is a person whom the Company believes is an Eligible Investor, as such term is defined in the Company's prospectus; and (ii) all Units held by a Member are Transferred to a single transferee or, after the Transfer of a portion of Units held by a Member, the value of the Units held by each of the transferee and transferor is not less than $50,000 (or $25,000 in the case of Members who are employees of the Adviser or distributor of the Company and their affiliates, and members of their immediate families, and in the sole discretion of the Adviser, as applicable, Managers, attorneys and other people engaged on behalf of the Company and members of their immediate families), or such lesser amount as may be established by the Board of Managers. Any transferee that acquires Units by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or otherwise, shall be entitled to the rights of repurchase and of dividends or other distributions attaching to such Units and to Transfer such Units in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers Units with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that such transferee is admitted to the Company as a Member. Each Member effecting a Transfer and each transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with such Transfer.

          (c) Each Member shall indemnify and hold harmless the Company, the Managers, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member (or such Member's transferee) in connection with any such Transfer.

     4.5. REPURCHASE OF UNITS.

          (a) Except as otherwise provided in this Agreement, no Member or other person holding Units shall have the right to require the Company to repurchase those Units. The Board of Managers, in its sole discretion and on such terms and conditions as it may determine, may cause the Company to repurchase Units pursuant to written tenders. In determining whether to cause the Company to make such repurchases, the Board of Managers shall consider, among other things, the recommendation of the Adviser.

          The Board of Managers shall cause the Company to repurchase Units pursuant to written tenders and on terms determined by the Board of Managers to be fair to the Company and to all Members (including persons holding Units as may be acquired from Members), as applicable.

          (b) The Adviser or its Affiliate may tender its Units that it holds as a Member, if any, under Section 4.5(a) hereof.

          (c) The Board of Managers may cause the Company to repurchase Units of a Member or any person acquiring the same from or through a Member in the event that the Board of Managers determines or has reason to believe that:

              (1) such Units have been transferred in violation of Section 4.4 hereof, or such Units have vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member;

              (2) ownership of such Units by a Member or other person will cause the Company to be in violation of, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; or

              (3) any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true.

          (d) Repurchases of Units by the Company shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Company to effect such a repurchase, promptly after the expiration date of the relevant repurchase offer in accordance with the terms of such offer. Payment of the purchase price for Units shall consist of: (i) cash or a promissory note, which need not bear interest, in an amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of the Units repurchased by the Company determined as of the date of such repurchase (the "Initial Payment"); and (ii) if determined to be appropriate by the Board of Managers or if the Initial Payment is less than 100% of the estimated unaudited net asset value, a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Units repurchased by the Company as of the date of such repurchase, determined based on the audited financial statements of the Company for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay any portion of the repurchase price in Securities (or any combination of Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 45 days after the date of repurchase or, if the Company or the Master Fund has requested withdrawal of its capital from any Investment Funds in order to fund the repurchase of Units, 10 business days after the Company or the Master Fund has received at least 90% of the aggregate amount withdrawn by the Company or the Master Fund from such Investment Funds.

          (e) A Member may at any time submit to the Company a written request that the Company repurchase all Units held by such Member, as contemplated by
Section 7.1(3) hereof. Any such request shall be sent to the Company by registered or certified mail, return receipt requested, and shall be deemed valid upon receipt by the Member of a letter from the Company acknowledging its receipt of the request. The Company shall send such letter to the Member promptly upon its receipt of the Member's request.

          (f) Subject to the approval of the Board of Managers and compliance with the 1940 Act, the Company may impose a fee or charge in connection with repurchases of Units, including a fee or charge applicable to repurchases of Units effected prior to the expiration of a specified period subsequent to a Member's admission to the Company.

                         ------------------------------
                                   ARTICLE V.

                                     CAPITAL
                      ------------------------------------

     5.1. [REMOVED AND RESERVED]

     5.2. RIGHTS OF MEMBERS TO CAPITAL.

          No Member shall be entitled to interest on any Unit purchase, nor shall any Member be entitled to the return of any capital of the Company except
(i) upon the repurchase by the Company of a part or all of such Member's Units pursuant to Section 4.5 hereof or (ii) upon the liquidation of the Company's assets pursuant to Section 7.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Company's property or to compel any sale or appraisal of the Company's assets.

     5.3. [REMOVED AND RESERVED]

     5.4. [REMOVED AND RESERVED]

     5.5. [REMOVED AND RESERVED]

     5.6. RESERVES.

          (a) All provisions under Section 5.6 of the Initial Agreement (also under the heading "Reserves") shall be understood as terminated as of the date of the Subchapter M Transition, with no further rights on the part of any Member to specific credits with respect to reductions in previously established reserves for Company liabilities and no further rights on the part of the Company to collections from Members with respect to increases in previously established reserves for Company liabilities.

(b) Also as of the date of the Subchapter M Transition, all matters relating to Company reserves of the nature contemplated by the preceding clause shall be governed solely by Section 6.2(b)(2) hereof.

     5.7. [REMOVED AND RESERVED]

     5.8. [REMOVED AND RESERVED]

     5.9. [REMOVED AND RESERVED]]

     5.10. [REMOVED AND RESERVED]]

     5.11. WITHHOLDING.

          (a) The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

          (b) For purposes of this Agreement, any taxes so withheld or paid over by the Company with respect to any amount distributed by the Company to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement.

          (c) The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Company and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                           --------------------------
                                  ARTICLE VI.

                         SUBCHAPTER M TRANSITION; UNITS
                         -------------------------------

     6.1. SUBCHAPTER M TRANSITION.

          As of the effective date of this Agreement, each "Interest" in the Company under the Initial Agreement shall be redenominated as Units and, in connection therewith and in consideration of such Interest, the holder of each such Interest shall be issued Units (which may include fractional Units) equal in number to the net asset value of the particular Interest (computed as of that date, though such computation may be effected at a later date) divided by 100.

     6.2. UNITS.

          (a) (1) The number of the Company's authorized Units and the number of Units that may be issued is unlimited, and, subject to Section 2.7 hereof and
Section 6.2(b)(7) hereof, the Managers may issue Units for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Unit dividend or split-up), or may reduce the number of issued Units in proportion to the relative net asset value of the Units then outstanding, all without action or approval of the Members. All Units when so issued on the terms determined by the Managers shall be fully paid and non-assessable. The Managers may hold any Units reacquired by the Company as treasury Units, reissue such Units for such consideration and on such terms as they may determine, or cancel such Units, at their discretion from time to time.

              (2) In accordance with Section 2.9 hereof, any Manager, officer or other agent of the Company (including, without limitation, the Adviser), and any organization in which any such person is interested may acquire, own, and dispose of Units of the Company to the same extent as if such person were not a Manager, officer or other agent of the Company; and the Company may issue and sell or cause to be issued and sold and may purchase Units from any such person or any such organization subject only to the limitations, restrictions or other provisions applicable to the sale or purchase of Units generally.

              (3) Units shall not be represented by certificates, but only by notation on the Unit records of the Company, as kept by the Company or by any transfer or similar agent, as the case may be. The Unit records of the Company, whether maintained by the Company or any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of Units and as to the number of Units held from time to time by each such person.

          (b) (1) All consideration received by the Company for the issue or sale of Units, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Company generally and not to the account of any particular Member or holder of Units, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Company. The treatment of these items under this Section 6.2(b)(1) shall replace and be in lieu of the treatment of the same under the relevant provisions of
Article V of the Initial Agreement, replacement treatment to be effective as of the effective date of this Agreement and at all times thereafter.

              (2) The liabilities, expenses, costs, charges and reserves attributable to the Company shall be charged and allocated to the assets belonging to the Company generally and not to the account of any particular Member or holder of Units and shall be so recorded upon the books of account of the Company. The treatment of these items under this Section 6.2(b)(2) shall replace and be in lieu of the treatment of the same under the relevant provisions of Article V of the Initial Agreement, such replacement treatment to be effective as of the effective date of this Agreement and at all times thereafter.

              (3) Dividends and distributions on Units may be paid to the Members or holders of Units, with such frequency as the Managers may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Managers may determine, from such of the income, capital gains accrued or realized, and capital and surplus, after providing for actual and accrued liabilities of the Company. All dividends and distributions on Units shall be distributed pro rata to the Members or other holders of Units in proportion to the number of Units held by such persons at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Managers may determine that no dividend or distribution shall be payable on Units as to which the Member's purchase order and/or payment have not been received by the time or times established by the Managers under such program or procedure. Dividends and distributions on Units may be made in cash or Units or a combination thereof as determined by the Managers or pursuant to any program that the Managers may have in effect at the time for the election by each Member or other holder of Units of the mode of the making of such dividend or distribution to that person. Any dividend or distribution paid in Units will be paid at the net asset value thereof as determined in accordance with Section 8.3 hereof. Notwithstanding anything in this Agreement to the contrary, the Managers may at any time declare and distribute a dividend of stock or other property pro rata among the Members or other holders of Units at the date and time of record established for the payment of such dividends or distributions.

              (4) Notwithstanding any provision to the contrary contained in this Agreement, the Managers shall not be required to make a distribution to the Members on account of their interest in the Company if such distribution would violate Section 18-607 of the Delaware Act or any other applicable law.

              (5) In the event of the liquidation or dissolution of the Company, the Members or other holders of Units shall be entitled to receive, when and as declared by the Managers, the excess of the assets of the Company over its liabilities. Upon the liquidation or dissolution of the Company, the Managers shall make provisions for the satisfaction of all of the Company's outstanding obligations, taxes and other liabilities, accrued or contingent. The assets so distributable (which may, in the discretion of the Managers, include assets distributed in-kind valued at their date of distribution in accordance with
Section 8.3 hereof) shall be distributed among the Members or other holders of Units in proportion to the relative number of Units held by such persons.

              (6) Units shall  be transferable only  in accordance with Section
4.4 hereof.

              (7) Except as provided herein, each Unit shall represent an equal proportionate interest in the assets of the Company (subject to the liabilities of the Company), and each Unit shall be equal with respect to net asset value per Unit as against each other Unit. The rights attaching to all Units shall be identical as to right of repurchase by the Company (except that fees associated with such transactions may be varied according to reasonable criteria established by the Managers in accord with Section 4.5(f) hereof), dividends and other distributions (whether or not on liquidation), and voting rights (the vote attaching to each Unit or fraction thereof being equal to the dollar value of the same as of the record date for any such vote, if such record date is a Valuation Date, or if such record date is not a Valuation Date, the Valuation Date most recently preceding such record date). The Managers may from time to time divide or combine the Units into a greater or lesser number of Units provided that such division or combination does not change the proportionate beneficial interest in the assets of the Company of any Member or other holder of Units or in any way affect the rights of Units.

              (8) The Managers, subject to Section 2.7 hereof, may accept investments in the Company by way of Unit purchase, from such persons, on such terms (including minimum purchase amounts) and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize or determine. Such investments may be in the form of cash, Securities or other property in which the Company is authorized to invest, hold or own, valued as provided in Section 8.3 hereof. The Managers may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase or sale of Units that conform to such authorized terms and to reject any purchase or sale orders for Units whether or not conforming to such authorized terms.

              (9) Units may be issued as fractions thereof. Any fractional Unit, if outstanding, shall carry proportionately all the rights and obligations of a whole Unit, including those rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Units, and liquidation of the Company. Fractions of Units shall be calculated to three decimal points.

                          ----------------------------
                                  ARTICLE VII.

                           DISSOLUTION AND LIQUIDATION
                           ---------------------------

     7.1. DISSOLUTION.

          The Company shall be dissolved:

               (1) upon the affirmative vote to dissolve the Company by: (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

               (2) upon the failure of Members to elect a successor Manager at a meeting called by the Adviser in accordance with Section
                    2.6 hereof when no Manager remains to continue the business of the Company;

               (3) upon the expiration of any two year period that commences on the date on which any Member has submitted, in accordance with the procedure specified in Section 4.5(e) hereof, a written notice to the Company requesting to tender all of its Units for repurchase by the Company if such Units have not been repurchased by the Company; or

               (4)  as required by operation of law.

Dissolution of the Company shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Company as provided above, but the Company shall not terminate until the assets of the Company have been liquidated in accordance with Section 7.2 hereof and the Certificate has been canceled.

     7.2. LIQUIDATION OF ASSETS.

          (a) Upon the dissolution of the Company as provided in Section 7.1 hereof, the Board of Managers shall promptly appoint the Board of Managers or the Adviser as the liquidator and the Board of Managers or the Adviser shall liquidate the business and administrative affairs of the Company, except that if the Board of Managers does not appoint the Board of Managers or the Adviser as the liquidator or the Board of Managers or the Adviser is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Company.

          (b) The proceeds from liquidation shall be distributed as contemplated by Section 6.2(b)(5) hereof.

                          -----------------------------
                                 ARTICLE VIII.

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS
                          -----------------------------

     8.1. ACCOUNTING AND REPORTS.

          (a) The Company shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Company. The Company's accounts shall be maintained in U.S. currency.

          (b) As soon as practicable after the end of each taxable year (and/or each calendar year), the Company shall furnish to each Member such information regarding the operation of the Company and such Member's Units as is necessary for Members to complete Federal, state and local income tax or information returns and any other tax information required by Federal, state or local law.

          (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 8.1 is being made, the Company shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. The Company shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted auditing standards. The Company may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

     8.2. [REMOVED AND RESERVED]

     8.3. VALUATION OF ASSETS.

          (a) Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Company as of the close of business on the last day of each Fiscal Period (and on any such additional day or days as the Managers in their discretion may determine) in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Company, no value shall be placed on the goodwill or name of the Company, or the office records, files, statistical data or any similar intangible assets of the Company not normally reflected in the Company's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

          (b) The Company will value interests in the Portfolio Funds at fair value, which ordinarily will be the value determined by the Board of Managers in accordance with the policies established by the Company.

          (c) Notwithstanding the previous sub-paragraph, in a situation where a Portfolio Manager allocates a Portfolio Fund's assets to special investment accounts or side pockets, the current fair value of the Master Fund's interest in that Portfolio Fund may not be accurately reflected in the Master Fund's and, thus, the Company's net asset value. This is because the Portfolio Manager's most recent computation of the fair value of the special investment account or side pocket may have last occurred a significant amount of time (i.e., as much as eleven months or longer) before the current monthly computation of the Company's and the Master Fund's net asset value. As a result, for any given month, the stated net asset value of the Master Fund and, thus, the Company may, under certain circumstances, be higher or lower than the value that would otherwise have been utilized had the Portfolio Manager determined and reported the fair value of any side pocket as of the end of the most recent calendar month.

          (d) The value of Securities and other assets of the Company and the net worth of the Company as a whole determined pursuant to this Section 8.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                           ---------------------------
                                  ARTICLE IX.

                            MISCELLANEOUS PROVISIONS
                          -----------------------------

     9.1. AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT.

          (a) Except as otherwise provided in this Section 9.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

          (b) Any amendment that would:

               (1) increase the obligation of a Member to make any contribution to the capital of the Company;

               (2) reduce the rights attaching to the Units held by any person as against the rights attaching to the Units held by any other person, except to the extent specifically contemplated by Section 6.2(b)(7) hereof; or

               (3)  modify the events causing the dissolution of the Company;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to have all such person's Units repurchased by the Company.

          (c) The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 9.1 shall specifically include the power to:

               (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

               (2) amend this Agreement (other than with respect to the matters set forth in Section 9.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

               (3) amend this Agreement, taking due consideration of the interests of the Members as a whole to make such changes as may be necessary or advisable to ensure that the Company maintains its then-current federal tax treatment.

          (d) The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 9.1 hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

     9.2. SPECIAL POWER OF ATTORNEY.

          (a) Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Company's assets appointed pursuant to Section 7.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

               (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 9.1 hereof);

               (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Company; and

               (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company as a limited liability company under the Delaware Act.

          (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Company without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Company is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Company.

          (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

               (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Company or Board of Managers shall have had notice thereof; and

               (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Units, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

     9.3. NOTICES.

          Except as otherwise set forth in this Agreement, notices that are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Board of Managers or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Company. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

     9.4. AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

     9.5. Applicability of 1940 Act and Form N-2.

          The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that will affect numerous aspects of the conduct of the Company's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act, other Federal securities laws and the Form N-2.

     9.6. Choice of Law; Arbitration.

          (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such state.

          (b) Unless otherwise agreed in writing, each Member agrees to submit all controversies arising between Members or one or more Members and the Company to arbitration in accordance with the provisions set forth below and understands that:

               (1)  arbitration is final and binding on the parties;

               (2) they are waiving their right to seek remedies in court, including the right to a jury trial;

               (3) pre-arbitration discovery is generally more limited and different from court proceedings;

               (4) the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

               (5)  the panel of arbitrators  will typically  include a minority
                    of  arbitrators   who  were  or  are  affiliated   with  the
                    securities industry.

          (c) All controversies that may arise among Members and one or more Members and the Company concerning this Agreement shall be determined by arbitration in New York City in accordance with the Federal Arbitration Act, to the fullest extent permitted by law. Any arbitration under this Agreement shall be determined before and in accordance with the rules then obtaining of either the New York Stock Exchange, Inc. (the "NYSE") or the Financial Industry Regulatory Authority ("FINRA," formerly, the National Association of Securities Dealers, Inc.), as the Member or entity instituting the arbitration may elect. If the NYSE or FINRA does not accept the arbitration for consideration, the arbitration shall be submitted to, and determined in accordance with the rules then obtaining of, the Center for Public Resources, Inc. in New York City. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

          (d) No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

     9.7. NOT FOR BENEFIT OF CREDITORS.

          The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers and the Company. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

     9.8. CONSENTS.

          Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Company.

     9.9. MERGER AND CONSOLIDATION.

          (a) The Company may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

          (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by
Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Company if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

     9.10. PRONOUNS.

          All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

     9.11. CONFIDENTIALITY.

          (a) A Member may obtain from the Company such information regarding the affairs of the Company as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

          (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

          (c) Each Member recognizes that in the event that this Section 9.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Company. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Company may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Company determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

          (d) Notwithstanding anything in this Section 9.11 to the contrary, the Member (and each employee, representative or other agent of such Member), may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Company and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Member relating to such tax treatment and tax structure.

     9.12. SEVERABILITY.

          If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

     9.13. FILING OF RETURNS.

          The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the Company to prepare and file, a Federal income tax return in compliance with Section 6012 of the Code and any required state and local income tax and information returns for each tax year of the Company.

     9.14. [REMOVED AND RESERVED]

     9.15. [REMOVED AND RESERVED]

     9.16. [REMOVED AND RESERVED]

     9.17. [REMOVED AND RESERVED]

EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSE SET FORTH IN
SECTION 9.6 AND THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 9.11.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    MANAGERS:


                                    /s/ Matthew J. Appelstein
                                    --------------------------------------------
                                    Matthew J. Appelstein


                                    /s/ Gerald Hellerman
                                    --------------------------------------------
                                    Gerald Hellerman


                                    /s/ Paul D. Malek
                                    --------------------------------------------
                                    Paul D. Malek


                                    /s/ George W. Morriss
                                    -------------------------------------------
                                    George W. Morriss


                                    MEMBERS:


                                    Each person who shall sign an investor application or certification and who shall be accepted by the Board of Managers to the Company as a Member.

                                   APPENDIX B



Old Mutual Emerging Managers Institutional Fund, L.L.C.

Financial Statements

For the year ended March 31, 2010

             Old Mutual Emerging Managers Institutional Fund, L.L.C.
                                Table of Contents

Financial Statements:

Report of Independent Registered Public Accounting Firm .....................1
Statement of Assets and Liabilities .........................................2
Statement of Operations......................................................3
Statements of Changes in Members' Capital ...................................4
Statement of Cash Flows .....................................................5
Financial Highlights ........................................................6
Notes to Financial Statements................................................7
Board of Managers and Officers of the Fund (unaudited) .....................15

For a description of the portfolio holdings of the Master Fund (as defined in Note 1), into which the Fund invests substantially all of its assets, please see the attached financial statements of the Master Fund, which should be read in conjunction with the financial statements of the Fund.




















The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the
Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll free (888) 266-2200; and (ii) on the Commission's website at http://www.sec.gov.

                                            Rothstein, Kass & Company, P.C.
                                                         4 Becker Farm Road
                                                 Roseland, New Jersey 07068
                                                               973.994.6666
                                                               973.994.0337
                                                               www.rkco.com
(Rothstein, Kass logo)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------
To the Board of Managers and Members of Old Mutual Emerging Managers Institutional Fund, L.L.C. We have audited the accompanying statement of assets and liabilities of Old Mutual Emerging Managers Institutional Fund, L.L.C.(the "Fund") as of March 31, 2010, and the related statements of operations, changes in members' capital, cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the period October 13, 2006 (date of formation) through March 31, 2007 and for the year ended March 31, 2008 were audited by an independent registered public accounting firm whose report dated May 29, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Mutual Emerging Managers Institutional Fund, L.L.C. as of March 31, 2010, the results of its operations, changes in members capital, cash flows and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in the notes to the financial statements, substantially all of the assets of the Fund are invested through a master-feeder structure in Old Mutual Emerging Managers Master Fund, L.L.C. The financial statements of Old Mutual
Emerging Managers Master Fund, L.L.C. are included with the report of the Fund and should be read with the financial statements of the Fund.

Rothstein, Kass & Company, P.C.
Roseland, New Jersey
May 27, 2010

            Old Mutual Emerging Managers Institutional Fund, L.L.C.
                      Statement of Assets and Liabilities
                                 March 31, 2010

Assets
Investment in Old Mutual Emerging
    Managers Master Fund, L.L.C.                              $   2,542,008
Cash                                                                 33,071
Receivable due from Adviser                                          20,377
Receivable from Old Mutual Emerging
    Managers Master Fund, L.L.C.                                      1,000
Prepaid fees                                                            368
                                                              -------------
    Total assets                                                  2,596,824
                                                              -------------
Liabilities
Professional fees payable                                            34,307
Administration fees payable                                           6,238
Management fee payable                                                6,086
Member Services fee payable                                           2,103
Board of Managers' fees payable                                       1,875
Redemption payable                                                    1,486
Other accrued expenses                                                  938
                                                              -------------
    Total liabilities                                                53,033
                                                              -------------
    Net assets                                                $   2,543,791
                                                              =============
Members' capital
Net capital                                                   $   2,484,156
Accumulated net investment loss                                     (72,519)
Accumulated net realized gain
    allocated from Master Fund                                       78,287
Net unrealized appreciation/depreciation on
    investments allocated from Master Fund                           53,867
                                                              -------------
    Total members' capital                                    $   2,543,791
                                                              =============
    Net Asset Value Per Unit
        (based on 23,913 Units issued and outstanding)        $      106.38
                                                              =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

            Old Mutual Emerging Managers Institutional Fund, L.L.C.
                            Statement of Cash Flows
                        For the year ended March 31, 2010



Investment Income allocated from Old Mutual
    Emerging Managers Master Fund, L.L.C.:
         Interest                                                $       588
                                                                 -----------
Expenses allocated from Old Mutual
    Emerging Managers Master Fund, L.L.C.:
         Professional fees                                            31,262
         Due diligence fees                                            4,739
         Board of Managers' fees                                       1,171
         Administration fee                                              781
         Printing fees                                                   583
         Insurance fees                                                  241
         Custody fee                                                     234
         Filing fees                                                      45
         Registration fees                                                23
         Other expenses                                                1,195
                                                                 -----------
             Total Expenses allocated from Old Mutual
                Emerging Managers Master Fund, L.L.C.                 40,274
                                                                 -----------
Fund expenses:
         Professional fees                                            54,779
         Management fee                                               35,473
         Administration fee                                           25,102
         Member Services fee                                          12,263
         Filing fees                                                   9,062
         Board of Managers' fees                                       7,500
         Printing fees                                                 4,506
         Insurance fees                                                3,789
         Custody fee                                                   1,500
         Registration fees                                            23,290
         Other expenses                                                2,253
                                                                 -----------
             Total Fund Expenses                                     179,517
         Total expenses before reimbursement                         219,791
                                                                 -----------
         Fund expenses reimbursed                                   (152,391)
                                                                 -----------
             Total Net Expenses                                       67,400
                                                                 -----------
Net Investment Loss                                                  (66,812)
                                                                 -----------
Realized and unrealized gain (loss) on
    investments allocated from Old Mutual
    Emerging Managers Master Fund, L.L.C.:
Net realized gain on investments                                      68,782
Net change in unrealized appreciation/
    depreciation on investments                                       61,650
                                                                 -----------
Net gain on investments                                              130,432
                                                                 -----------
Net Increase in Members' Capital Derived
    from Investment Activities                                   $    63,620
                                                                 ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




                              Old Mutual Emerging Managers Institutional Fund, L.L.C.
                                     Statements of Changes in Members' Capital


                                                              For the year      For the year
                                                                  ended            ended
                                                             March 31, 2010    March 31, 2009
                                                           ----------------   --------------

From Investment Activities:
     Net investment loss*                                  $    (66,812)      $   (2,954)
     Net realized gain on investments                            68,782            9,295
     Net change in unrealized appreciation/
        depreciation on investments                              61,650           (7,032)
                                                           ----------------   --------------
           Net increase (decrease) in Members' Capital
              derived from investment activities                 63,620             (691)
                                                           ----------------   --------------
Members' Capital Transactions :
     Proceeds from sales of Units                             2,383,671              -
     Redemption of Units                                        (49,515)             -
                                                           ----------------   --------------
              Total Members' Capital Transactions
                                                              2,334,156              -
                                                           ----------------   --------------

Net Increase (Decrease) in Members' Capital:                  2,397,776             (691)
Members' Capital at Beginning of year                           146,015          146,706
                                                           ----------------   --------------
                                                           $  2,543,791       $  146,015
Members' Capital at End of year                            ================   ==============
                                                           $    (72,519)      $   (5,707)
Accumulated net investment loss                            ================   ==============


*   Investment income less net expenses.

The accompanying notes are an integral part of the financial statements.

             Old Mutual Emerging Managers Institutional Fund, L.L.C.
                             Statement of Cash Flows
                        For the year ended March 31, 2010



Cash Flows From Operating Activities

Net increase in Members' Capital derived from investment activities      $      63,620
Adjustments to reconcile net increase in Members' Capital derived from investment activities to net cash used in operating
      activities:
         Purchases of investment in Old Mutual
            Emerging Managers Master Fund, L.L.C., at fair value            (2,388,270)
         Proceeds from sales of investment in Old Mutual
            Emerging Managers Master Fund, L.L.C.                               75,000
         Net realized gain on investments allocated
            from Master Fund                                                   (68,782)
         Net change in unrealized appreciation/depreciation
            on investments allocated from Master Fund                          (61,650)
         Net investment loss allocated from Master Fund                         39,686
         Changes in operating assets and liabilities:
         Decrease in receivable due from Old Mutual Emerging
            Managers Master Fund, L.L.C.                                           199
         Decrease in receivable due from Adviser                               404,462
         Decrease in prepaid insurance                                             (47)
         Decrease in payable to Adviser                                       (360,697)
         Increase in management fee payable                                      2,912
         Increase in administration fees payable                                 5,243
         Decrease in professional fees payable                                 (16,241)
         Increase in Member Services fee payable                                 1,929
         Increase in other accrued expenses                                         63
                                                                         --------------
Net cash used in operating activities                                       (2,302,573)
                                                                         --------------

Cash Flows from Financing Activities
Proceeds from the sales of Units                                             2,383,671
Redemption of Units, net of redemptions payable                                (48,029)
                                                                         --------------
Net cash provided by financing activities                                    2,335,642
                                                                         --------------


Net change in cash                                                              33,069
Cash, beginning of year                                                              2
                                                                         --------------
Cash, end of year                                                        $      33,071
                                                                         ==============

Supplemental Schedule of Non-Cash Financing Activities:
Redemption payable                                                       $       1,486
                                                                         ==============

    The accompanying notes are an integral part of the financial statements.

             Old Mutual Emerging Managers Institutional Fund, L.L.C.
                              Financial Highlights





                                         For the year              For the year              For the year        October 13, 2006*
                                            ended                     ended                     ended                   to
                                        March 31, 2010            March 31, 2009            March 31, 2008        March 31, 2007
                                        ------------------------------------------------------------------------------------------

Per Unit Operating Performance
Net asset value, beginning
     of year / Issuance price           $    103.82            $    100.00 (4)
Income (loss) from investment
  operations:
     Net investment loss                      (2.79)                 (0.68)(4)                   N/A                   N/A
     Net gain on investments                   5.35                   4.50 (4)
                                        ------------           ---------------
Total from investment operations               2.56                   3.82 (4)

Net asset value, end of year            $    106.38            $    103.82 (4)
                                        ============           ===============

Total Return                                   2.46 %               (0.47)%(5)                 (2.96)%                   --%

Net assets, end of period (in 000's)    $  2,544               $   146                     $  147                 $   100

Ratio to average members' capital:
     Expenses, before waivers and
        reimbursements (1)                     8.95 %              118.12%                    184.50%                  81.16%(2)
     Expenses, net of waivers and
        reimbursements (1)                     2.75 %                2.75%                      2.75%                   0.00%(2)
     Net investment loss, before
     waivers and reimbursements               (8.92)%             (117.74)%                  (184.43)%                (81.16)%(2)
     Net investment loss, net of
     waivers and reimbursements               (2.72)%               (2.40)%                    (2.68)%                  0.00% (2)

Portfolio turnover rate (3)                   24.06 %               63.70 %                    14.48%                     --%




         *       Date of formation, prior to commencement of operations.

         (1) Expenses of Portfolio Funds from the Master Fund are not included in the expense ratio.
         (2)      Annualized.
         (3) Represents portfolio turnover rate of Old Mutual Emerging Managers Master Fund, L.L.C. Portfolio turnover rate is the lesser of purchases or proceeds from sales of investments in Portfolio Funds during the period divided by the average value of investments in Portfolio Funds held during the year.
         (4)      For the period January 1, 2009 through March 31, 2009. See
                  Note 6 to the financial statements for additional information.
         (5) Total return listed is for the year ended March 31, 2009, which takes into consideration the Fund's change to unit structure during the year. See Note 6 to the financial statements for additional information.

          Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

        The accompanying notes are an integral part of the financial statements.

             Old Mutual Emerging Managers Institutional Fund, L.L.C.
                          Notes to Financial Statements
                                 March 31, 2010

1. ORGANIZATION

Old Mutual Emerging Managers Institutional Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") with the United States Securities and Exchange Commission (SEC), as a non-diversified, closed-end, management investment company, which was formed on October 13, 2006 and commenced operations on April 1, 2007.

Investors who purchase units of limited liability company interests in the Fund ("Units") and are admitted to the Fund by its Board of Managers (the "Board"), will become members of the Fund ("Members").

The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and Units are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act and has registered the offering of its Units under the Securities Act of 1933, as amended (the "1933 Act").

The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. In pursuing its investment objective, the Fund invests substantially all of its assets in Old Mutual Emerging Managers Master Fund, L.L.C. (the "Master Fund"), a Delaware limited liability company, which, like the Fund, is registered under the 1940 Act. The Master Fund, in turn, invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Master Fund invests primarily in Portfolio Funds managed by Portfolio Managers that are deemed by the Adviser (as defined in Note 3.A.) to be "emerging managers". A Portfolio Manager is deemed to be an "emerging manager" under circumstances where, at the time of the investment: (i) the Portfolio Manager has been in operation for three years or less; (ii) the Portfolio Fund has been in operation for three years or less and the Portfolio Manager does not have a greater than three year track record in employing the investment program of the Portfolio Fund; or (iii) the Portfolio Manager's assets under management are under $400 million. The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund. The form of investment structure is commonly known as a "master/feeder fund" arrangement.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and the rules and regulations of the SEC. The following is a summary of the significant accounting policies followed by the Fund:

             Old Mutual Emerging Managers Institutional Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. Accounting Standards Codification

FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") LAUNCHES ACCOUNTING STANDARDS CODIFICATION - The FASB has issued FASB ASC 105 (formerly FASB Statement No.
168), THE "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 disclosures by the Master Fund are included in Note 2 of the Master Fund's financial statements.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Adviser (as defined in Note 3.A.) to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

C. Valuation of Investment in Old Mutual Emerging Managers Master Fund, L.L.C.

ASC 820 (formerly known as FAS No. 157 "Fair Value Measurements") disclosures by the Master Fund are included in Note 2 of the Master Fund's financial statements.

The net asset value of the Fund is determined by or at the direction of the Administrator as of the close of business as of the end of each month in accordance with the valuation principles as may be determined from time to time pursuant to policies established by the Board. The net asset value of the Fund is primarily based on the net asset value of its interest in the Master Fund. The net asset value of the Master Fund is primarily based on the fair value of each of its interests in Portfolio Funds. The valuation of Portfolio Funds held by the Master Fund is discussed in the notes to the Master Fund's financial statements. The audited financial statements of the Master Fund are attached, including the schedule of investments, and are an integral part of these financial statements. The percentage of the Master Fund owned by the Fund at March 31, 2010, was 15.88%.

D. Income Taxes

The Fund elected to be taxed as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" under Subchapter M of the Code (the "Tax Transition"). As a regulated investment company under Subchapter M of the Code, each year that the Fund qualifies as a regulated investment company and distributes to its Members generally at least 90% of its "investment company taxable income" (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a "double tax" on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). No material changes in the investment program or day-to-day management of the Fund are contemplated in connection with the Fund's tax treatment. The Fund's tax reporting to Members are made on IRS Form 1099.

             Old Mutual Emerging Managers Institutional Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended March 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2010, the Fund did not incur any significant interest or penalties.

E. Distribution Policy

The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund's or the Master Fund's investment portfolio, the expenses borne by the Units, any distributions made to the Fund (or the Master Fund) by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Code. Nonetheless, the Fund cannot guarantee that it will pay any dividends or other distributions.

F. Cash

The Fund maintains a bank account in Pennsylvania. At times, the Fund's cash balances exceed the insured amount under the Federal Deposit Insurance Corporation ("FDIC"). The FDIC temporarily increased its limit to $250,000 until December 31, 2013. The Fund has not experienced any losses in such accounts and believes it is not subject to any significant credit risk on cash.

G. Income and Expense Recognition

The Fund records its proportionate share of the Master Fund's investment income, expenses, realized and unrealized gains and losses. In addition, the Fund incurs and accrues its own expenses.

3. RELATED PARTY TRANSACTIONS AND OTHER

A.  Related Party Transactions

Larch Lane Advisors LLC (the "Adviser"), a Delaware limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser (RIA) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). LLA Holdings, LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. Effective April 1, 2009, OMUSH transferred its ownership interest in the Master Fund of approximately $1,833,700 to the Fund in

             Old Mutual Emerging Managers Institutional Fund, L.L.C.
                    Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

exchange for 17,662 units of the Fund. Effective January 1, 2010, OMUSH transferred its ownership interest in the Fund to Millpencil Limited, a subsidiary of Old Mutual plc. OMUSH does not own any of the outstanding Units at March 31, 2010. The Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund.

In consideration for the services provided by the Adviser, the Fund pays the Adviser a monthly management fee, payable in arrears within 30 business days after month end, at an annualized rate of 1.45% of the Fund's net assets as of the end of each month, after adjustment for any purchases and repurchases of Units during the month.

The Fund has entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH, to act as the distributor for the sale of Units and facilitate and assist in (or arrange for) the provision by Member Service Providers of ongoing Member and account maintenance services ("Member Services") to Members (or their investment advisers, financial planners or other financial representatives that are customers of Member Service Providers).

As compensation for payments made to Member Service Providers and/or for providing ongoing Member servicing activities, the Fund pays the Distributor a monthly fee at an annual rate of 0.50% of the net assets of the Fund (the "Member Servicing Fee"). The Member Servicing Fee is calculated as of the end of the month, after adjustment for any purchases and repurchases of Units during the month. The fee is due and payable in arrears within 30 business days after the end of each month.

The Fund and the Master Fund have entered into a Master/Feeder Agreement. Pursuant to the agreement, the Fund and the Master Fund each have the same investment objective and substantially the same investment policies. The Fund pursues its investment objective by investing on an ongoing basis substantially all of its investable assets in the Master Fund in exchange for limited liability company interests in the Master Fund. The Master/Feeder Agreement will remain in effect unless terminated by the Fund or the Master Fund.

B.  Other

Pursuant to an administrative services agreement, SEI Investments Global Funds Services (the "Administrator"), provides various administrative services to the Fund and the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Units; reviewing and, subject to approval by the Fund, accepting subscriptions for Units and accepting payment therefore; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund.

In consideration for the services provided by the Administrator, the Fund pays the Administrator an annual fee, calculated and assessed monthly in arrears based on the aggregate net assets of the Fund as of the prior month end as follows: 0.13% on the first $100 million in aggregate net assets, 0.11% on the next $200 million in net assets, 0.09% on the next $200 million in net assets, and 0.07% on aggregate net assets in excess of $500 million, subject to increases annually in the minimum annual fee. The Fund

             Old Mutual Emerging Managers Institutional Fund, L.L.C.
                    Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

is subject to a minimum fee of $15,000. The fee is allocated among the Fund and Old Mutual Emerging Managers Fund, L.L.C. on a pro rata basis among the funds based on the net assets of each fund.

SEI Private Trust Company (the "Custodian") serves as the custodian for the assets of the Fund. The Custodian also serves as the escrow agent with respect to monies received from prospective investors in advance of dates when Units may be purchased and monies may be transmitted to the Fund. In consideration for the services provided by the Custodian, the Fund pays the Custodian a monthly fee at an annualized rate of 0.0025% of the Fund's net assets, subject to a minimum annual fee of $1,500. The agreement will remain in effect unless terminated by the Fund or the Custodian.

The Fund is managed by the Board and each member of the Board who is not an "interested manager" of the Fund, as defined by the 1940 Act (the "Independent Managers"), is entitled to an annual retainer of $2,500 and will be reimbursed by the Fund for travel-related expenses. The Independent Managers of the Board are Gerald Hellerman, Paul D. Malek, and George W. Morriss.

4. Fund Expenses

In addition to fees paid under the Investment Management Agreement, Distribution Agreement, Administrative Services Agreement and Custodian Agreement, the Fund bears its own operating expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund and the Master Fund; entity-level taxes; audit and tax preparation fees and expenses; administrative expenses and fees of the Master Fund; custody expenses of the Fund and the Master Fund; escrow expenses of the Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund and the Master Fund; fees and travel-related expenses of the Board of the Fund and the Master Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

Expenses of the Fund are paid by the Master Fund, with a corresponding charge to the Fund's capital account.

             Old Mutual Emerging Managers Institutional Fund, L.L.C.
                    Notes to Financial Statements (continued)

4. FUND EXPENSES (CONCLUDED)

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.75% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in the excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time of reimbursement. As of March 31, 2010, the amount of the carryforward is $505,264 which includes $186,330, $166,543 and $152,391 from the fiscal years ended March 31, 2008, March 31, 2009 and March 31, 2010, respectively. None of the fees charged to the Fund by the Portfolio Funds will be subject to the Expense Limitation Agreement. In addition the Adviser has also paid various expenses for the Fund for which the Fund has a non-interest bearing payable which is due upon demand, and is offset against the receivable.

The accompanying Statement of Assets and Liabilities includes a receivable from Adviser of $20,377.

5.  BORROWINGS

The Fund and the Master Fund are authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund and the Master Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. The Fund had no borrowings during the year ended March 31, 2010.

6.  CAPITAL ACCOUNTS AND ALLOCATIONS

Prior to January 1, 2009, the Fund maintained a separate capital account for each Member. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) were credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage was determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

             Old Mutual Emerging Managers Institutional Fund, L.L.C.
                    Notes to Financial Statements (continued)

6.  CAPITAL ACCOUNTS AND ALLOCATIONS (CONCLUDED)

On October 16, 2008, the Fund's Board of Managers authorized the unitization of the capital accounts of Members, as of January 1, 2009. A total of 1,406 units of limited liability company interests in the Fund ("Units") were issued at an initial price of $100 per Unit.

Units are offered at the Fund's net asset value per Unit, and each Unit purchased represents a capital investment in the Fund at that amount.

The net asset value of the Fund is computed as of the close of business on the following days: (i) the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Fund repurchases any Units. The Fund's net asset value is the value of the Fund's assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

7. SUBSCRIPTIONS AND REDEMPTIONS OF UNITS

Generally, the minimum initial investment in the Fund from each investor is $250,000 and the minimum additional investment in the Fund is $25,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board. The Fund generally offers Units once a month generally as of the first business day of each month or more or less frequently in the sole discretion of the Board.

Generally, Units are not redeemable and a Member has no right to require the Fund to redeem its Units. The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units from Members, the Board will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Units from Members four times each year, as of the last day of each calendar quarter.

The Board will also consider the following factors, among others, in making a determination as to whether to make an offer to repurchase Units from Members:
(i) whether any Members have requested the Fund to repurchase their Units or portions thereof; (ii) the liquidity of the Fund's assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; and
(vii) the anticipated tax consequences of any proposed repurchases of Units or portions thereof. The Unit transactions for the years ended March 31, 2010 and March 31, 2009, are as follow:



   For the Year Ended March 31, 2010                For the Year Ended March 31, 2010
---------------------------------------------       ------------------------------------

Units outstanding at April 1, 2009      1,406       Units outstanding at April 1, 2008     -
Units issued during the year           22,983       Units issued during the year         1,406
Units redeemed during the year           (476)      Units redeemed during the year         -
                                       -------                                           -----
Units outstanding at March 31, 2010    23,913       Units outstanding at March 31, 2009  1,406
                                       =======                                           =====


             Old Mutual Emerging Managers Institutional Fund, L.L.C.
                    Notes to Financial Statements (concluded)

8. TAX MATTERS

The Fund has a calendar year end for tax purposes. The following are the components of distributable earnings on a tax basis as of December 31, 2009:

                      Ordinary          L/T            Unrealized
                        loss         gain(loss)       Appreciation
                 -------------------------------------------------------
                       $ __           $ __               $ __

The estimated income tax basis of the Fund's investment in the Master Fund as of December 31, 2009 was as follows:

                            Cost of              Unrealized
                          Investment            Appreciation
                       -----------------------------------------
                         $  2,487,000            $  52,000

The difference between book basis and tax basis unrealized appreciation is attributable primarily to various tax adjustments recorded at the portfolio fund level and passed through to the Fund from the Master Fund.

9. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. SUBSEQUENT EVENTS

The Fund's management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through May 27, 2010, the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of March 31, 2010.

             Old Mutual Emerging Managers Institutional Fund, L.L.C. Board of Managers and Officers of the Fund (unaudited)



----------------------- ------------------ --------------------------------- ------------- ----------------------------------------

NAME, AGE, AND          TERM OF            PRINCIPAL OCCUPATION DURING       NUMBER        PRESENT OR PAST (WITHIN 5 YEARS) OTHER
POSITION WITH THE FUND  OFFICE*AND         PAST 5 YEARS                      OF FUNDS      DIRECTORSHIPS HELD BY MANAGERS
                        LENGTH OF TIME                                       IN FUND
                        SERVED                                               COMPLEX
                                                                             OVERSEEN BY
                                                                             MANAGER
----------------------- ------------------ --------------------------------- ------------- ----------------------------------------
                                                      DISINTERESTED MANAGERS
-----------------------------------------------------------------------------------------------------------------------------------
Gerald Hellerman        Indefinite/Since   Principal, Hellerman Associates        6        Director, The Mexico Equity and Income
                        February 2007      (financial and corporate                        Fund, Inc., June 2001 - present;
Year of Birth:  1937                       consulting), 1993 - present;                    Director and Audit-Chair, MVC Capital
                                           Chief Compliance Officer and                    Inc., March 2003 - present; Director,
Manager                                    Chief Financial Officer, The                    Brantley Capital, March 2003 - March
                                           Mexico Equity and Income Fund,                  2006 and March 2007 - present;
                                           Inc., June 2001 - present;                      Director, Special Opportunities Fund,
                                           Chief Compliance Officer and                    Inc., August 2009 - present; Director,
                                           Chief Financial Officer,                        Innovative Clinical Solutions, May
                                           Special Opportunities Fund,                     2002 - 2008; Director and Audit-Chair,
                                           Inc., August 2009 - present;                    AirNet Systems, July 2005 - May 2008;
                                           President, Innovative Clinical                  Director, FNC Realty, May 2002 - 2007;
                                           Solutions, May 2002 - 2008.                     Director, Element Long/Short Equity,
                                                                                           May 2005 - November 2005.
----------------------- ------------------ --------------------------------- ------------- ----------------------------------------

Paul D. Malek           Indefinite/Since   General Counsel, Stonehill             6        None
                        February 2007      Capital Management LLC, April
Year of Birth:  1967                       2009 -present; General Counsel,
                                           Latigo Partners, LP (hedge
Manager                                    fund), February 2006 - March 2009;
                                           Associate, Milbank, Tweed, Hadley &
                                           McCloy LLP, May 2001 - January 2006.
----------------------- ------------------ --------------------------------- ------------- ----------------------------------------

George W. Morriss       Indefinite/Since   Retired                                6        Trustee/Director, open-end and
                        February 2007                                                      closed-end funds in Neuberger Berman
Year of Birth:  1947                                                                       Fund Complex, February 2007 - present;
                                                                                           Advisory Director, Berkshire Capital
Manager                                                                                    Securities, August 2006 - February
                                                                                           2007 and July 2009 - present;
                                                                                           Director, Lehman Brothers First Trust
                                                                                           Income Opportunity Fund, July 2003 -
                                                                                           April 2006; Trustee, Element
                                                                                           Long/Short Funds, March 2005 -
                                                                                           September 2005.
-----------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED MANAGER
-----------------------------------------------------------------------------------------------------------------------------------

Matthew Appelstein **   Indefinite/Since   Executive Vice President/Head          6        Trustee, TS&W/Claymore Tax-Advantage
                        April 2008         of Global Sales and Marketing,                  Balanced Fund, November 2004 -
Year of Birth:  1961                       Old Mutual (US) Holdings Inc.,                  present; Trustee, Old Mutual/Claymore
                                           October 2008 - present; Senior                  Long-Short Fund, April 2005 - present;
Manager, President                         Vice President, Old Mutual (US)                 Director, Old Mutual Global Funds plc,
and Chief Executive                        Holdings Inc., October 2006 -                   May 2008 - present;  Trustee, Old
Officer                                    October 2008; Vice President,                   Mutual Investment Partners, August
                                           Old Mutual (US) Holdings, Inc.,                 2009 - present; Manager, Director, Old
                                           December 2003 - October 2006.                   Mutual Asset Management International,
                                                                                           Ltd., November 2009 - present.
----------------------- ------------------ --------------------------------- ------------- ----------------------------------------
NAME, AGE, AND POSITION WITH THE FUND      TERM OF OFFICE*AND LENGTH OF      PRINCIPAL OCCUPATION DURING PAST 5 YEARS
                                           TIME SERVED
-----------------------------------------------------------------------------------------------------------------------------------
                                                             OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
Ross Weissman                              Indefinite/Since October 2006     Chief Financial Officer, Larch Lane Advisors LLC,
                                                                             2005 - present;  Controller and Chief Financial
Year of Birth:  1970                                                         Officer, Larch Lane Advisors LP, 1999 - 2005.

Treasurer and Chief Financial Officer
------------------------------------------ --------------------------------- ------------------------------------------------------

Stephen A. McShea                          Indefinite/Since September 2009   Chief Compliance Officer and General Counsel, Larch
                                                                             Lane Advisors LLC, June 2009 - present;  Associate,
Year of Birth:  1971                                                         Dechert LLP, May 2004 - February 2009.

Chief Compliance Officer
------------------------------------------ --------------------------------- ------------------------------------------------------

The business address of each Manager and Officer is c/o Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573.
   * Officer of the Fund until such time as his or her successor is duly elected and qualified.
 **  Mr. Appelstein is a Manager who may be deemed an "interested   person" of
     the Fund, as that term is defined by the 1940 Act, because he is the Principal Executive Officer of the Fund and he is an officer of an affiliate of the Adviser.

Old Mutual Emerging Managers Master Fund, L.L.C.

Financial Statements

For the year ended March 31, 2010

                Old Mutual Emerging Managers Master Fund, L.L.C.
                                Table of Contents

Financial Statements:

Report of Independent Registered Public Accounting Firm ......................1
Schedule of Investments ......................................................2
Statement of Assets and Liabilities ..........................................4
Statement of Operations.......................................................5
Statements of Changes in Members' Capital ....................................6
Statement of Cash Flows ......................................................7
Financial Highlights .........................................................8
Notes to Financial Statements.................................................9
Board of Managers and Officers of the Fund (unaudited) ......................23






















The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the
Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll free (888) 266-2200; and (ii) on the Commission's website at http://www.sec.gov.

                                         Rothstein, Kass & Company, P.C.
                                                      4 Becker Farm Road
                                              Roseland, New Jersey 07068
                                                            973.994.6666
                                                            973.994.0337
                                                            www.rkco.com
(Rothstein, Kass logo)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------
To the Board of Managers and Members of Old Mutual Emerging Managers Master Fund, L.L.C.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Old Mutual Emerging Managers Master Fund, L.L.C. (the "Fund") as of March 31, 2010, and the related statements of operations, changes in members' capital, cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the period December 1, 2006 (commencement of operations) through March 31, 2007 and for the year ended March 31, 2008 were audited by an independent registered public accounting firm whose report dated May 29, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2010, by correspondence with the custodian and portfolio funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Mutual Emerging Managers Master Fund, L.L.C. as of March 31, 2010, the results of its operations, changes in members' capital, cash flows and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Rothstein, Kass & Company, P.C.
Roseland, New Jersey
May 27, 2010

                Old Mutual Emerging Managers Master Fund, L.L.C.
                             Schedule of Investments
                                 March 31, 2010



Investment Strategies as a Percentage of Total Investments

[GRAPHIC OMITTED]          [ ] Directional -- 10.9%
                           [ ] Equity Strategies -- 63.6%
                           [ ] Event Driven -- 22.6%
                           [ ] Opportunistic -- 2.9%










                                                                                 % of                      Notice
                                                                     Fair       Members'
Portfolio Fund                                         Cost          Value     Capital (1)  Liquidity (2)  Period        Lock-Up
------------------------------------------------------------------------------------------------------------------------------------

Directional:
COMAC Global Macro Fund, Ltd. (Shares: 6,737.880)  $   921,555   $ 1,114,865      6.97%       Monthly       60            None
Nias Futures Fund, Ltd. (Shares: 609.631)              609,631       583,273      3.64%      Quarterly      14            None
                                                   ------------------------------------
         Total Directional                           1,531,186     1,698,138     10.61%
                                                   ------------------------------------

Equity Strategies:
7x7 Institutional Partners, L.P.                       447,499       530,844      3.32%       Monthly       60            None
Bluefin Investors, L.P.                                500,000       577,200      3.61%      Quarterly      35            None
Cedar Hill Onshore Mortgage Opportunity Fund, L.P.      20,086        20,086      0.12%      Quarterly      180           None
Cygnus Utilities, Infrastructure & Renewables, LLC     910,000       883,207      5.52%       Monthly       30            None
Expo Health Sciences Fund, L.P.                        750,000     1,086,176      6.78%      Quarterly      30            None
Harvey QP, L.P.                                      1,000,000     1,223,012      7.64%      Quarterly      45            None
Iridian Opportunity Fund, L.P.                         750,000       753,305      4.71%       Monthly       30            None
JAT Capital Domestic Fund, L.P.                      1,150,000     1,325,779      8.28%      Quarterly      45            None
Longbow Infrastructure, L.P.                         1,150,000     1,063,230      6.64%      Quarterly      65            None
Longhorn Onshore Investors, L.P.                       850,000       721,870      4.51%      Quarterly      45            None
Marshall Wace Market Neutral TOPS Fund, L.P.           900,000       809,043      5.05%       Monthly       30            None
Riley Paterson Asian Opportunities Fund                775,000       731,361      4.57%       Monthly       30            None
                                                   ------------------------------------
         Total Equity Strategies                     9,202,585     9,725,113     60.75%
                                                   ------------------------------------

Event Driven:
GCA Credit Opportunities Fund LLC                      750,000     1,007,843      6.30%      Quarterly      60            None
GoldenTree Partners, L.P.                              146,624       164,951      1.03%      Quarterly      90          None (5)
Greywolf Capital Partner II, L.P.                       12,740         8,625      0.05%         N/A         N/A     Side Pocket (3)
Kingdon Credit Partners, L.P.                          325,000       337,188      2.11%      Quarterly      90            None
Octavian Global Fund, L.P.                              70,611        52,392      0.33%         N/A         N/A     Side Pocket (3)
Senator Global Opportunity Fund, L.P.                  750,000     1,015,524      6.34%      Quarterly      60            None
Stone Lion Fund, L.P.                                  775,000       879,220      5.49%      Quarterly      90    Until Dec. 31,2010
                                                   ------------------------------------
         Total Event Driven                          2,829,975     3,465,743     21.65%
                                                   ------------------------------------



Opportunistic:
Manikay Onshore Fund, L.P.                          $  450,000  $    452,513      2.83%    Quarterly      65            None
                                                   ------------------------------------
         Opportunistic                                 450,000       452,513      2.83%
                                                   ------------------------------------
         Total Portfolio Funds                      14,013,746    15,341,507     95.84%
                                                   ------------------------------------

Cash Equivalent:
SDIT Prime Obligation Fund, Class A, 0.100% (4)        698,356       698,356      4.36%      Daily        N/A           N/A
                                                   ------------------------------------
         Total Cash Equivalent                                                    4.36%
                                                       698,356       698,356
                                                   ------------------------------------

         Total Investments                        $ 14,712,102  $ 16,039,863    100.20%
                                                  =====================================



(1)  Percentages are based on Members' Capital at March 31, 2010 of $16,007,450.
(2)  Liquidity terms shown apply after lock-up provisions. Please see Note
     10.L. of the Notes to the Financial Statements.
(3) Represents a side pocket balance which will be liquidated upon monetization of assets held in the side pocket. Please see Note 10.L. of the Notes to the Financial Statements.
(4)  The rate shown is the 7-day effective yield as of March 31, 2010.
(5)  A portion of the investment has been deemed a side pocket investment.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                       Schedule of Investments (concluded)
                                 March 31, 2010

Assets
Investments in Portfolio Funds, at fair value (cost $14,013,746)   $ 15,341,507
Cash equivalent, at fair value (cost $698,356)                          698,356
Receivable for investments sold                                         355,935
Interest receivable                                                          43
                                                                   -------------
     Total assets                                                    16,395,841
                                                                   -------------
Liabilities
Redemption payable                                                      331,000
Professional fees payable                                                50,124
Payable to Adviser                                                        3,767
Board of Managers' fees payable                                           1,875
Administration fees payable                                               1,250
Other accrued expenses                                                      375
                                                                   -------------
     Total liabilities                                                  388,391
                                                                   -------------

     Net assets                                                    $ 16,007,450
                                                                   =============
Members' capital
Net capital                                                        $ 13,225,253
Accumulated net investment loss                                        (798,150)
Accumulated net realized gain on Portfolio Funds                      2,252,586
Net unrealized appreciation/depreciation
     on investments in Portfolio Funds                                1,327,761
                                                                   -------------
     Total members' capital                                        $ 16,007,450
                                                                   =============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                       Statement of Assets and Liabilities
                                 March 31, 2010


Investment Income:
   Interest                                                   $    3,777
                                                              -----------
Expenses:
   Professional fees                                             199,808
   Due diligence fees                                             30,445
   Board of Managers' fees                                         7,500
   Administration fee                                              5,000
   Printing fees                                                   3,708
   Insurance fees                                                  1,511
   Custody fee                                                     1,500
   Filing fee                                                        287
   Registration fee                                                  147
   Other expenses                                                  7,648
                                                              ----------
           Total expenses                                        257,554
                                                              ----------
Net Investment Loss                                             (253,777)
                                                              ----------
Net realized and unrealized gain (loss)
   on investments in Portfolio Funds
Net realized gain on investments in Portfolio Funds              437,130
Net change in unrealized appreciation/
   depreciation on investments in Portfolio Funds                409,851
                                                              ----------
Net realized and unrealized gain
   on investments in Portfolio Funds                             846,981
                                                              ----------
Net Increase in Members' Capital
   Derived from Investment Activities                         $  593,204
                                                              ==========



THE ACCOMPANYING  NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                    Statement of Changes in Members' Capital
                        For the year ended March 31, 2010


                                                  For the year    For the year
                                                       ended          ended
                                                  March 31, 2010  March 31, 2009
                                                  --------------  --------------
From Investment Activities:
   Net investment loss*                           $   (253,777)    $   (126,670)
   Net realized gain on investments
     in Portfolio Funds                                437,130          963,774
   Net change in unrealized appreciation/
     depreciation on investments in Portfolio
     Funds                                             409,851         (720,703)
                                                  -------------    ------------
         Net increase in Members' Capital
            derived from investment activities         593,204          116,401
                                                  -------------    ------------
Members' Capital Transactions:
   Proceeds from sales of Interests                  2,169,600        3,079,566
   Redemptions of Interests                         (1,151,850)        (415,828)
                                                  -------------    ------------
     Total Members' Capital Transactions             1,017,750        2,663,738

Net Increase in Members' Capital:                    1,610,954        2,780,139
Members' Capital at Beginning of year               14,396,496       11,616,357
                                                  -------------    ------------
Members' Capital at End of year                   $ 16,007,450     $ 14,396,496
                                                  =============    ============
Accumulated net investment loss                   $   (798,150)    $   (544,373)
                                                  =============    ============
*  Investment income less net expenses.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                             Statement of Cash Flows
                        For the year ended March 31, 2010

Cash Flows from Operating Activities
Net increase in Members Capital derived from investment activities   $  593,204
Adjustments to reconcile net increase in Members Capital derived from investment activities to net cash used in operating
  activities:
     Purchases of Portfolio Funds, at fair value                     (8,551,164)
     Proceeds from sales of Portfolio Funds                           3,098,583
     Net realized gain on investments in Portfolio Funds               (437,130)
     Net change in unrealized appreciation/depreciation
           on investments in Portfolio Funds                           (409,851)
  Changes in operating assets and liabilities:
  Decrease in due from Old Mutual Emerging
             Managers Fund, L.L.C.                                      100,468
  Decrease in investments made in advance                               700,000
  Decrease in interest receivable                                           906
  Decrease in receivable for investments sold                           913,819
  Decrease in prepaid insurance fees                                      1,511
  Decrease in payable to Adviser                                        (67,914)
  Decrease in professional fees payable                                 (39,876)
  Decrease in due to Old Mutual Emerging
             Managers Institutional Fund, L.L.C.                         (1,199)
                                                                     -----------
Net cash used in operating activities                                (4,098,643)
                                                                     -----------
Cash Flows from Financing Activities
Proceeds from sales of Interests                                      2,169,600
Redemption of Interests, net of change in redemption payable           (822,483)
                                                                     -----------
Net cash provided by financing activities                             1,347,117
                                                                     -----------

Net decrease in cash and cash equivalents                            (2,751,526)
Cash and cash equivalents, beginning of year                          3,449,882
                                                                     -----------
Cash and cash equivalents, end of year                               $   698,356
                                                                     ===========
Supplemental Schedule of Non-Cash Financing Activities
Redemption payable                                                   $   331,000
                                                                     ===========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                              Financial Highlights




                                                  For the             For the            For the           December 1, 2006*
                                                 year ended         year ended         year ended
                                               March 31, 2010     March 31, 2009     March 31, 2008         March 31, 2007
                                             ------------------- ------------------ ------------------ --------------------------

Total Return                                       3.39%               0.81%             16.52%                4.12%(1)

Net assets, end of period (in 000's)                  $16,007             $14,396            $11,616               $10,102

Ratio to average members' capital:

Expenses(2)                                        1.67%               1.32%              3.12%                3.33%(3)

Net investment loss                               (1.65)%             (0.92)%            (2.87)%              (3.06)%(3)

Portfolio turnover rate(5)                         24.06%             63.70%             14.48%                0.00%(4)



 *        Commencement of operations.
(1) Total return is for the period indicated and has not been annualized.
(2)       Expenses of Portfolio Funds are not included in the expense ratio.
(3)       Annualized.
(4)       Not annualized.
(5) Portfolio turnover rate is the lesser of purchases or proceeds from sales of investments in Portfolio Funds during the period divided by the average value of investments in Portfolio Funds held during the year.

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                          Notes to Financial Statements
                                 March 31, 2010

1. ORGANIZATION

Old Mutual Emerging Managers Master Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") with the United States Securities and Exchange Commission ("SEC"), as a non-diversified, closed-end, management investment company, which was formed on April 25, 2006 and commenced operations on December 1, 2006. The Fund is a master fund in a master/feeder structure into which its feeder funds, Old Mutual Emerging Managers Fund, L.L.C. (the "Feeder Fund") and Old Mutual Emerging Managers Institutional Fund, L.L.C. (the "Institutional Feeder Fund"), (collectively, the "Feeders" or "Members"), invest substantially all of their assets. As of March 31, 2010, the Feeder Fund's investment in the Fund represented 84.12% of Members' Capital, the Institutional Feeder Fund's investment in the Fund represented 15.88% of Members' Capital.

The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and interests in the Feeders ("Interests") are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act.

The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. The Fund invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Fund invests primarily in Portfolio Funds managed by Portfolio Managers that are deemed by the Adviser to be "emerging managers". A Portfolio Manager is deemed to be an "emerging manager" under circumstances where, at the time of the investment: (i) the Portfolio Manager has been in operation for three years or less; (ii) the Portfolio Fund has been in operation for three years or less and the Portfolio Manager does not have a greater than three year track record in employing the investment program of the Portfolio Fund; or (iii) the Portfolio Manager's assets under management is under $400 million.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America and the rules and regulations of the SEC. The following is a summary of the significant accounting policies followed by the Fund:

                Old Mutual Emerging Managers Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. Accounting Standards Codification

FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") LAUNCHES ACCOUNTING STANDARDS CODIFICATION - The FASB has issued FASB ASC 105 (formerly FASB Statement No.
168), THE "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of September 30, 2009.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

C. Valuation of Portfolio Investments at Fair Value and Investment Transactions

GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

                Old Mutual Emerging Managers Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The three levels of the fair value hierarchy under GAAP are described below:

o Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

o Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The net asset value of the Fund is determined by or at the discretion of the Adviser as of the close of business as of the end of each month in accordance with the valuation principles as may be determined from time to time pursuant to policies established by the Fund's Board of Managers (the "Board"). The net asset value of the Fund is primarily based on the fair value of each of its interests in Portfolio Funds.

As permitted under GAAP, the investments in portfolio funds are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying portfolio funds, without adjustment, when the net asset valuations of the portfolio funds are calculated (or adjusted by the Fund if necessary) in a manner consistent with GAAP for investment companies. As a general matter, the fair value of the Fund's interest in a Portfolio Fund represents the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its assets. The Adviser or, in certain cases, the Fund's Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Fund's interests in a Portfolio Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In its determination of fair value the Board considers subscription and redemption rights, including any restrictions on the redemptions from the Portfolio Funds. Investments in portfolio funds are included in either Level 2 or 3 of the fair value hierarchy. In determining the level, the Fund considers the length of time until the investment is redeemable including notice and lock up periods or any other restriction on the disposition of the investment. The Fund also considers the nature of the portfolios of the portfolios of the underlying portfolio funds and their ability to liquidate their underlying investments. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription to or redemption from the Portfolio Fund.

Interest income is recorded on an accrual basis and consists of interest earned on cash and cash equivalents.

As required by GAAP, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 consider several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The table below sets forth information about the level within the fair value hierarchy at which the Fund's investments are measured at March 31, 2010:




                                      Level 1 -
                                   Quoted Prices     Level 2 -
                                      in Active     Significant    Level 3 -
                                     Markets for      Other       Significant
                                     Identical      Observable    Unobservable     Total as of
     Assets (at fair value)           Assets          Inputs        Inputs       March 31, 2010
                                  -------------    ------------   ------------  ----------------
Investments in Portfolio Funds    $          -    $  14,216,232   $ 1,125,275   $  15,341,507
               Cash Equivalent         698,356                -             -         698,356
                                  ------------    -------------  ------------   --------------
                         Total    $    698,356    $  14,216,232   $ 1,125,275   $  16,039,863
                                  ============    =============  ============   ==============

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:



       Beginning        Realized and                                        Ending Balance
      Balance as of      unrealized     Net purchase/                        as of March 31,
       April 1, 2009    gains/(losses)     Sales        Transfer in/out          2010
     ----------------  ---------------  ------------    -----------------   ----------------

     $   9,041,945     $   (507,649)    $ (1,228,496)    $  (6,180,525)      $    1,125,275
     =============     =============    =============    ==============      ==============


Realized and unrealized gains and losses are included in net gain (loss) on investments in the Statement of Operations. The change in unrealized gains (losses) for the year ended March 31, 2010 for investments still held at March 31, 2010 of $525,658 is reflected in net change in unrealized appreciation/depreciation on investments in Portfolio Funds.

For the year ended March 31, 2010, there have been no significant changes to the Fund's fair value methodologies.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. Income Taxes

Counsel to the Fund rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund also rendered its opinion that, under a "facts and circumstances" test, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended March 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2010, the Fund did not incur any significant interest or penalties.

The aggregate income tax basis of investments was $13,751,818. Net unrealized appreciation on investments for income tax purposes was $1,305,314 consisting of $2,483,981 of gross unrealized appreciation and $(1,178,667) of gross unrealized depreciation.......

E. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

G. Cash Equivalent

As of March 31, 2010, cash equivalent consists of an investment in a money market fund affiliated with the Administrator (as defined in Note 3).

                Old Mutual Emerging Managers Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

H. Accounting Pronouncements Recently Issued or Adopted

On September 30, 2009 the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2009-12. This ASU was issued to provide guidance for reporting entities that calculate net asset value (NAV) or an equivalent. This ASU provides a practical expedient to measure the fair value of investments within the scope of the ASU. The purpose of the ASU is to reduce some of the complexity and inconsistency amongst investors who report investments in these types of vehicles at fair value in accordance with Topic
(ASC) 820 Fair Value Measurements and Disclosures. The Funds' adopted the provisions of the ASU effective for the year beginning April 1, 2009.

On January 21, 2010, the FASB issued an ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and iii) purchases, sales, issuances and settlements must be shown on a gross basis in periods beginning after December 15, 2009, however the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.

3. RELATED PARTY TRANSACTIONS AND OTHER

A. Related Party Transactions

Larch Lane Advisors LLC (the "Adviser"), a Delaware limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser (RIA) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). LLA Holdings, LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly- owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. Effective April 1, 2009, OMUSH transferred its ownership interest in the Fund of approximately $1,833,700 to the Institutional Feeder Fund in exchange for 17,662 units of the Institutional Feeder Fund. OMUSH does not own any Interests as of March 31, 2010. The Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Institutional Feeder Fund. The Adviser has also paid various expenses for the Fund for which the Fund has a non-interest bearing payable which is due upon demand. The accompanying Statement of Assets and Liabilities includes a payable to Adviser of $3,767.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

Under the agreement with the Adviser, the Fund does not pay any investment management fee to the Adviser. The fees are paid at the Feeder Fund level. However, under the agreement, in the event the Adviser ceases to serve as the Adviser to each Feeder, the Master Fund would then be subject to a fee that is calculated and payable in accordance with the lowest annual rate that had most recently been charged by the Adviser to a Feeder.

The Fund and the Feeder Fund have entered into a Master/Feeder Agreement dated October 13, 2006, and the Fund and the Institutional Feeder Fund have entered into a Master/Feeder Agreement dated February 8, 2007. Pursuant to the agreements, the Fund and the Feeders will each have the same investment objective and substantially the same investment policies. The Feeders will pursue their investment objectives by investing on an ongoing basis substantially all of their investable assets in the Fund in exchange for limited liability company interests in the Fund. The Master/Feeder Agreements will remain in effect unless terminated by the Fund or the Feeders.

B. Other

Pursuant to an administrative services agreement, SEI Investments Global Funds Services (the "Administrator"), provides various administrative services to the Fund and the Feeders, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Interests; reviewing and, subject to approval by the Fund, accepting subscriptions for Interests and accepting payment therefore; performing all acts related to the repurchase of Interests; and performing all other clerical services necessary in connection with the administration of the Fund.

In consideration for the services provided by the Administrator, the Fund pays the Administrator a monthly fee calculated and assessed monthly in arrears at an annualized rate of 0.01% of the Fund's net assets, subject to a minimum annual fee of $5,000.

SEI Private Trust Company (the "Custodian") serves as the custodian for the assets of the Fund. In consideration for the services provided by the Custodian, the Fund pays the Custodian a monthly fee at an annualized rate of 0.0075% of the Fund's net assets, subject to a minimum annual fee of $1,500. The agreement will remain in effect unless terminated by the Fund or the Custodian.

The Fund is managed by the Board of Managers (the "Board") and each member of the Board who is not an "interested manager" of the Fund, as defined by the 1940 Act (the "Independent Managers"), is entitled to an annual retainer of $2,500 and will be reimbursed by the Fund for travel-related expenses. The Independent Managers of the Board are Gerald Hellerman, Paul D. Malek, and George W. Morriss.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

4. FUND EXPENSES

The Fund bears its own operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys or accountants engaged on behalf of the Fund; entity-level taxes, audit and tax preparation fees and expenses; administrative expenses and fees of the Fund; custody expenses of the Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund; fees and travel-related expenses of the Board of the Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board. Amounts shown as expenses in the Statement of Operations and Financial Highlights include only those expenses charged directly to the Fund and do not reflect management fees, advisory fees, brokerage commissions and other fees and expenses incurred by the Portfolio Funds in which the Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in funds in the Statement of Operations.

The Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

5.  BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. The Fund had no borrowings during the year ended March 31, 2010.

6.  CAPITAL ACCOUNTS AND ALLOCATIONS

The Fund maintains a separate capital account for each Member. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) are credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage is determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

6.  CAPITAL ACCOUNTS AND ALLOCATIONS (CONTINUED)

A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any contributions to the capital of the Fund is made; (iv) any day as of which the Fund repurchases the Interest (or portion thereof) of any Member; or (v) any day as of which any amount is credit to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

7. SUBSCRIPTIONS AND REDEMPTIONS OF INTERESTS

The Board may admit one or more Members generally at the beginning of each month; provided, however, that the Fund may, in the discretion of the Board, admit Members more or less frequently.

No Member or other person holding an Interest or portion thereof shall have the right to require the Fund to repurchase that Interest or portion thereof. The Board, in its sole discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider, among other things, the recommendation of the Adviser.

8.  FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing options contracts, and swap contracts. The Fund's risk of loss in the Portfolio Funds is limited to the value of the Fund's Investment.

9. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. RISK AND UNCERTAINTIES

The Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. RISK AND UNCERTAINTIES (CONTINUED)

The Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risk. The Portfolio Funds may enter into the following transactions and certain of the related risks are described below:

A. Short Sales

Short sales are sales of securities that are not owned or that are not intended for delivery and the seller will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the seller records unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. A realized gain or loss is recorded when the short position is closed out. By entering into short sales, the seller bears the market risk of increases in value of the security sold short in excess of the proceeds received.

B. Swap Agreements

A swap contract is a contract under which two parties agree to make periodic payments to each other based on the value of a security, a specified interest rate, an index or the value of some other instrument applied to a stated or "notional" amount. Swaps are subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

C. Options

The Portfolio Funds may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.

D. Futures Contracts

The Portfolio Funds may use futures contracts for hedging and non-hedging purposes. Upon entering into a futures contract, the Portfolio Funds are required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Pursuant to the contract, the Portfolio Funds agree to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio Funds as unrealized gains or losses. When the contract is closed, the Portfolio Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The use of futures transactions includes the risk of imperfect correlation in movements in the price of futures contracts, interest rates, underlying hedged assets, and the possible inability of the counterparties to meet the terms of their contracts.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. RISK AND UNCERTAINTIES (CONTINUED)

E. Leverage Transactions

In order to obtain more investable cash, the Portfolio Funds may use various forms of leverage including purchasing securities on margin. Such leverage may allow the Portfolio Funds to increase partners' capital at a greater rate during favorable markets, but also may lead to a more rapid decrease in partners' capital in unfavorable markets. A margin transaction consists of purchasing an investment with money loaned by a broker and agreeing to repay the broker at a later date. Interest expense on the outstanding margin balance is based on market rates at the time of the borrowing.

F. Forward Foreign Currency Contracts

The Portfolio Funds may enter into forward foreign currency contracts. Forward contracts are over-the-counter contracts for delayed delivery of currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. All commitments are marked to market on each valuation date at the applicable foreign exchange rate and any resulting unrealized gain or loss is recorded on such date. The Portfolio Fund realizes gains and losses at the time forward contracts are extinguished or closed upon entering into an offsetting contract.

G. Repurchase Agreements

Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them.

H. Reverse Repurchase Agreements

Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. RISK AND UNCERTAINTIES (CONTINUED)

I. Lending Portfolio Securities

Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which afford it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

J. When-Issued and Forward Commitment Securities

Portfolio Managers may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

K. Restricted and Illiquid Investments

Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Further, from time to time, certain Portfolio Managers may allocate certain Portfolio Fund assets (which generally are illiquid) to special investment accounts within the particular Portfolio Fund managed by the Portfolio Manager (i.e., "side pockets" or "special investment accounts"). Generally, the Portfolio Funds will not be able to withdraw their interest in such side pockets or special investment accounts until they are disposed of by the Portfolio Manager. The market prices, if any, for illiquid securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. RISK AND UNCERTAINTIES (CONTINUED)

L. Liquidity

The Portfolio Funds provide for periodic redemptions, with lock-up provisions up to two years from the initial investment. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions expire.

Certain Portfolio Funds may restrict the ability of investors to redeem their interests in the fund, whether temporarily or during a liquidation of the Portfolio Fund, and may seek to amend their liquidity provisions and impose additional restrictions on investor liquidity. Certain Portfolio Funds may permit withdrawals on a date other than as provided under standard liquidity terms subject to the payment of certain additional fees or charges.

M. Credit Risk

The Fund will be exposed to credit risk on Portfolio Funds with whom they trade and will always bear the risk of settlement on default.

N. INTEREST RATE RISK

A number of the underlying funds that the Fund invests in may be interest rate sensitive, which means that their value and consequently, the Net Asset Value of the Fund, may fluctuate as interest rates fluctuate.

11. INVESTMENT TRANSACTIONS

For the year ended March 31, 2010, the Fund made investments in Portfolio Funds in the amount of $8,551,164 and redeemed investments in Portfolio Funds in the amount of $3,098,583.

12. INVESTMENTS

As of March 31, 2010, the Fund had investments in twenty-two Portfolio Funds, none of which are related parties.

The Fund limits its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

                Old Mutual Emerging Managers Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

12. INVESTMENTS (CONTINUED)

Portfolio Funds' Investment Strategies:

DIRECTIONAL
Directional strategies derive their primary source of return from directional positions in asset classes. These strategies include global macro funds and commodity trading advisors ("CTA"). Macro strategies generally utilize analysis of macro-economic, geopolitical and financial conditions to establish directional views and seek to capitalize on such views by trading in securities, commodities, interest rates, currencies and other instruments. CTA strategies also look to establish directional views on various financial instruments and geographies but generally do so in a systematic manner.

EQUITY STRATEGIES
Equity Strategies derive their primary source of return from positions in the equity markets. Stock selection is of primary importance to these strategies. Equity strategies include long-bias, short-bias, variable bias and equity market neutral strategies. Long bias managers will always be net long, short bias managers are expected to maintain a negative net exposure; variable bias managers can adjust net exposure and be either net long, net short or market neutral; equity market neutral managers are expected to maintain a net exposure +/-20%.

EVENT DRIVEN
Event Driven managers will typically employ strategies that involve investing in companies experiencing significant corporate changes. Mispricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value. This strategy also includes activist managers who take controlling stakes in companies and force the "event" internally.

OPPORTUNISTIC
Opportunistic strategies derive their primary source of return from a broad range of strategies, asset classes and securities, investing opportunistically across the broad spectrum of asset classes. They seek to invest in strategies, asset classes and geographies that they feel exhibit the best risk/reward profile. These managers are expected to dynamically adjust their exposure and positions as market opportunities vary.

13. SUBSEQUENT EVENTS

From April 1, 2010 through May 27, 2010, the Fund paid redemptions in the amount of $324,799.

Effective May 1, 2010, the Fund made investments in Portfolio Funds in the amount of $250,000.

The Fund's management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through May 27, 2010, the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of March 31, 2010.

                Old Mutual Emerging Managers Master Fund, L.L.C.
             Board of Managers and Officers of the Fund (unaudited)



----------------------- ------------------ --------------------------------- ------------- ----------------------------------------

NAME, AGE, AND          TERM OF            PRINCIPAL OCCUPATION DURING       NUMBER        PRESENT OR PAST (WITHIN 5 YEARS) OTHER
POSITION WITH THE FUND  OFFICE*AND         PAST 5 YEARS                      OF FUNDS      DIRECTORSHIPS HELD BY MANAGERS
                        LENGTH OF TIME                                       IN FUND
                        SERVED                                               COMPLEX
                                                                             OVERSEEN BY
                                                                             MANAGER
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Disinterested Managers
-----------------------------------------------------------------------------------------------------------------------------------

Gerald Hellerman        Indefinite/Since   Principal, Hellerman Associates        6        Director, The Mexico Equity and Income
                        October 2006       (financial and corporate                        Fund, Inc., June 2001 - present;
Year of Birth:  1937                       consulting), 1993 - present;                    Director and Audit-Chair, MVC Capital
                                           Chief Compliance Officer and                    Inc., March 2003 - present; Director,
Manager                                    Chief Financial Officer, The                    Brantley Capital, March 2003 - March
                                           Mexico Equity and Income Fund,                  2006 and March 2007 - present;
                                           Inc., June 2001 - present;                      Director, Special Opportunities Fund,
                                           Chief Compliance Officer and                    Inc., August 2009 - present; Director,
                                           Chief Financial Officer,                        Innovative Clinical Solutions, May
                                           Special Opportunities Fund,                     2002 - 2008; Director and Audit-Chair,
                                           Inc., August 2009 - present;                    AirNet Systems, July 2005 - May 2008;
                                           President, Innovative Clinical                  Director, FNC Realty, May 2002 - 2007;
                                           Solutions, May 2002 - 2008.                     Director, Element Long/Short Equity,
                                                                                           May 2005 - November 2005.
----------------------- ------------------ --------------------------------- ------------- ----------------------------------------
Paul D. Malek           Indefinite/Since   General Counsel, Stonehill             6        None
                        October 2006       Capital Management LLC, April
Year of Birth:  1967                       2009 -present; General Counsel,
                                           Latigo Partners, LP (hedge
Manager                                    fund), February 2006 - March 2009;
                                           Associate, Milbank, Tweed, Hadley &
                                           McCloy LLP, May 2001 - January 2006.
----------------------- ------------------ --------------------------------- ------------- ----------------------------------------

George W. Morriss       Indefinite/Since   Retired                                6        Trustee/Director, open-end and
                        October 2006                                                       closed-end funds in Neuberger Berman
Year of Birth:  1947                                                                       Fund Complex, February 2007 - present;
                                                                                           Advisory Director, Berkshire Capital
Manager                                                                                    Securities, August 2006 - February
                                                                                           2007 and July 2009 - present;
                                                                                           Director, Lehman Brothers First Trust
                                                                                           Income Opportunity Fund, July 2003 -
                                                                                           April 2006; Trustee, Element
                                                                                           Long/Short Funds, March 2005 -
                                                                                           September 2005.
----------------------- ------------------ --------------------------------- ------------- ----------------------------------------
                                                        Interested Manager
----------------------- ------------------ --------------------------------- ------------- ----------------------------------------

Matthew Appelstein **   Indefinite/Since   Executive Vice President/Head          6        Trustee, TS&W/Claymore Tax-Advantage
                        April 2008         of Global Sales and Marketing,                  Balanced Fund, November 2004 -
Year of Birth:  1961                       Old Mutual (US) Holdings Inc.,                  present; Trustee, Old Mutual/Claymore
                                           October 2008 - present; Senior                  Long-Short Fund, April 2005 - present;
Manager, President                         Vice President, Old Mutual (US)                 Director, Old Mutual Global Funds plc,
and Chief Executive                        Holdings Inc., October 2006 -                   May 2008 - present;  Trustee, Old
Officer                                    October 2008; Vice President,                   Mutual Investment Partners, August
                                           Old Mutual (US) Holdings, Inc.,                 2009 - present; Manager, Director, Old
                                           December 2003 - October 2006.                   Mutual Asset Management International,
                                                                                           Ltd., November 2009 - present.
------------------------------------------ --------------------------------- ------------------------------------------------------

NAME, AGE, AND POSITION WITH THE FUND      TERM OF OFFICE*AND LENGTH OF      PRINCIPAL OCCUPATION DURING PAST 5 YEARS
                                           TIME SERVED
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Officers
------------------------------------------ --------------------------------- ------------------------------------------------------

Ross Weissman                              Indefinite/Since October 2006     Chief Financial Officer, Larch Lane Advisors LLC,
                                                                             2005 - present;  Controller and Chief Financial
Year of Birth:  1970                                                         Officer, Larch Lane Advisors LP, 1999 - 2005.

Treasurer and Chief Financial Officer
------------------------------------------ --------------------------------- ------------------------------------------------------

Stephen A. McShea                          Indefinite/Since September 2009   Chief Compliance Officer and General Counsel, Larch
                                                                             Lane Advisors LLC, June 2009 - present;  Associate,
Year of Birth:  1971                                                         Dechert LLP, May 2004 - February 2009.

Chief Compliance Officer
------------------------------------------ --------------------------------- ------------------------------------------------------

The business address of each Manager and Officer is c/o Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573.

  * Officer of the Fund until such time as his or her successor is duly elected and qualified.

  ** Mr. Appelstein is a Manager who may be deemed an "interested person" of the Fund, as that term is defined by the 1940 Act, because he is the Principal Executive Officer of the Fund and he is an officer of an affiliate of the Adviser.

                                   APPENDIX C

                        INDIVIDUAL INVESTOR CERTIFICATION

     I hereby certify that I am a natural person, who has an individual net worth,* or joint net worth with my spouse, in excess of $1 million; or a person who has an individual income (exclusive of any income attributable to my spouse) in excess of $200,000 in each of the two most recent years, or joint income with my spouse in excess of $300,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year.

     I understand that it may be a violation of state and Federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment. In addition, I understand and acknowledge that, in addition to receiving member servicing fees from the Fund (as described in the Fund's prospectus), the Member Service Provider, with which the financial advisor identified below is associated, may receive one-time and ongoing payments from the Distributor based upon the amount of my investment.

     I am aware of the Fund's limited provisions for transferability and withdrawal and have carefully read and understand the "Redemptions, Repurchases of Units and Transfers" provision in the prospectus.

     I am a U.S. person and am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended (the "Code"), including income tax regulations) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number and home address, as they appear in your records, are true and correct. I further certify that I am NOT subject to backup withholding because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified me that I am no longer subject to backup withholding.** I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

     I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify Larch Lane Advisors LLC and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

     By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's Amended and Restated Limited Liability Company Agreement (the "Agreement"), a form of which is set forth in Appendix A to the prospectus, including its Power of Attorney provisions and Section 8.3(c) of the Agreement, which relates to the valuation of the Fund's interests in Portfolio Funds (as defined in the Agreement). I have read the Agreement and the prospectus, including its provisions relating to the valuation of the Fund's interests in Portfolio Funds, and to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

Amount Invested: $
                  --------------------------

Date:            , for investment as of the 1st of         (Month)        (Year)
      -----------                                  -------         ------

Investor Signature:
                     --------------------------------------------
Print Investor Name:
                     --------------------------------------------

If Applicable, Print Name of Additional Investor:
                                                  --------------------------

If Multiple Investors, then check one (identifying applicable relationship between investors):

    Joint Tenants     Tenants-in-Common     Other (please specify:            )
----              ----                  ----                      -----------

Investor Social Security Number/Tax ID Number:
                                               -------------------------------
Investor Address:
                  ------------------------------------------------------------

                  ------------------------------------------------------------

                  ------------------------------------------------------------

------------------------------------------------------------------------------
TO BE COMPLETED BY FINANCIAL ADVISOR


Print Financial Advisor Name:
                              ------------------------------------------------

Financial Advisor Telephone #:
                              ------------------------------------------------

Financial Advisor Branch Code and Rep Code:
                                            ----------------------------------

Firm Name:
           -------------------------------------------------------

Financial Advisor Address:
                          ----------------------------------------

                          ----------------------------------------

                          ----------------------------------------

Custodian:
           -------------------------------------------------------

* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

** The Investor must cross out the preceding sentence if it has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return.

                      NON-INDIVIDUAL INVESTOR CERTIFICATION

     I hereby certify that I am: (A) a corporation, foundation, endowment, partnership or limited liability company with total assets in excess of $5 million and was not formed for the specific purpose of acquiring the securities offered, or each equity owner is a person who has an individual income (exclusive of any income attributable to a spouse) in excess of $200,000 in each of the two most recent years, or joint income with a spouse in excess of $300,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year (as used herein, an "eligible investor"); (B) an employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the decision to invest in the Company was made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan within the meaning of ERISA and has total assets in excess of $5 million, or a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, and has total assets in excess of $5 million; (C) an individual retirement account, Keogh Plan or other self-directed plan (i.e., a tax-qualified defined contribution plan in which a participant may exercise control over the investment of assets credited to his or her account) in which all of the participant(s) are eligible investors, as described in (A); (D) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), which was not formed for the specific purpose of acquiring the securities offered and has total assets in excess of $5 million;
(E) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered and the purchase is directed by a sophisticated person (as used in the foregoing sentence, a "sophisticated person" is one who has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment), or a bank as defined in Section 3(a)(2) of the Securities Act, a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, (ii) acting in a fiduciary capacity and (iii) subscribing for the purchase of the securities being offered on behalf of a trust account or accounts, or a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are eligible investors as described in (A); (F) a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual capacity;
(G) an insurance  company as defined in Section 2(13) of the Securities  Act; or
(H) an entity (other than an investment company as defined in Section 3 of the 1940 Act) that has a net worth of more than $1.5 million.

     I understand that it may be a violation of state and Federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment. In addition, I understand and acknowledge that, in addition to receiving member servicing fees from the Fund (as described in the Fund's prospectus), the Member Service Provider, with which the financial advisor identified below is associated, may receive one-time and ongoing payments from the Distributor based upon the amount of my investment.

     I am aware of the Fund's limited provisions for transferability and withdrawal and have carefully read and understand the "Redemptions, Repurchases of Units and Transfers" provision in the prospectus.

     I am a U.S. person and am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code, including income tax regulations) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number and business address, as they appear in your records, are true and correct. I further certify that I am NOT subject to backup withholding because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified me that I am no longer subject to backup withholding.* I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

     If I am the fiduciary executing this Investor Certificate on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the Fiduciary's responsibilities under ERISA: (i) the fiduciary investment standards under ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the Plan and the Fiduciary; and (iii) the risks associated with an investment in the Fund and the fact that I will be unable to redeem the investment. However, the Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

     I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify Larch Lane Advisors LLC and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

     By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's Amended and Restated Limited Liability Company Agreement (the "Agreement"), a form of which is set forth in Appendix A to the prospectus, including its Power of Attorney provisions and Section 8.3(c) of the Agreement, which relates to the valuation of the Fund's interests in Portfolio Funds (as defined in the Agreement). I have read the Agreement and the prospectus, including its provisions relating to the valuation of the Fund's interests in Portfolio Funds, and to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

Amount Invested: $
                  --------------------------

Date:            , for investment as of the 1st of         (Month)        (Year)
      -----------                                  -------         ------

Investor Signature:
                     --------------------------------------------
Print Investor Name:
                     --------------------------------------------

         Type of Entity:
                         ----------------------------------------

         As Applicable, Name of General Partner, Managing Member
         or Trustee:
                    ---------------------------------------------

         List of Authorized Signatories:
                                        -------------------------

         Formation Date:
                         ----------------------------------------

Investor Tax ID Number:
                         ----------------------------------------

Investor Address:
                 ------------------------------------------------

                 ------------------------------------------------

                 ------------------------------------------------

------------------------------------------------------------------------------
TO BE COMPLETED BY FINANCIAL ADVISOR

Print Financial Advisor Name:
                             ---------------------------------------

Financial Advisor Telephone #:
                              --------------------------------------

Financial Advisor Branch and Rep Code:
                                      ------------------------------
Firm Name:
          ---------------------------------------
Financial Advisor Address:
                          ---------------------------------------

                          ---------------------------------------

                          ---------------------------------------

Custodian:
          ---------------------------------------
* The Investor must cross out the preceding sentence if it has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return.

                                   APPENDIX D

                  FUND AND MASTER FUND PERFORMANCE INFORMATION

     The following tables set forth monthly performance information of the Fund and Old Mutual Emerging Managers Master Fund, L.L.C. (the "Master Fund"), into which the Fund invests substantially all of its assets, and various indices for the periods indicated. The returns shown for the Fund and the Master Fund reflect the actual fees and expenses incurred by the Fund and the Master Fund, respectively. Prospective investors should recognize that the Fund's fees and expenses are higher than those of the Master Fund. Accordingly, had the Master Fund's performance records reflected the Fund's fees and expenses, the Master Fund's returns shown in the table would have been lower. In addition, the Master Fund is not currently offered to any investors except for the Fund and Old Mutual Emerging Managers Fund, L.L.C. These tables should be read in conjunction with the notes thereto. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The future performance of the Fund, the Master Fund and the various indices may differ.

           OLD MUTUAL EMERGING MANAGERS INSTITUTIONAL FUND, L.L.C.(1)
                   Performance Information as of April 30, 2010

MONTHLY RETURNS


---------- ---------- --------- --------- --------- --------- -------- --------- --------- --------- -------- --------- ---------
              Jan       Feb       Mar       Apr       May       Jun      Jul       Aug       Sep       Oct      Nov       Dec
---------- ---------- --------- --------- --------- --------- -------- --------- --------- --------- -------- --------- ---------
  2008                           -0.39%    -1.74%    0.91%     1.07%    -1.29%    -0.57%    -2.91%   -0.42%    2.51%     -1.92%
---------- ---------- --------- --------- --------- --------- -------- --------- --------- --------- -------- --------- ---------
  2009       2.87%     4.08%     -3.03%    -4.97%    -0.30%    0.76%    -0.01%    1.01%      1.06%    0.50%    0.96%      1.31%
---------- ---------- --------- --------- --------- --------- -------- --------- --------- --------- -------- --------- ---------
  2010       0.29%     0.98%      1.00%     0.53


            Performance Relative to Major Indices as of April 30, 2010

                               ANNUALIZED RETURNS
          --------------------- ----------------- -------------------
                                       YTD          Since Inception
          --------------------- ----------------- -------------------

          Fund                       2.83%             0.84%
          --------------------- ----------------- -------------------

          S&P 500(2), (3)            7.05%             2.92%
          --------------------- ----------------- -------------------

          ML GovCorp(2), (4)         2.96%             4.70%
          --------------------- ----------------- -------------------

------------------------------
1      This table is  based on the  investment  performance of the Fund. Fund performance changes over time and currently may be significantly different than stated. For most recent available month-end performance information for the Fund, please call 1-888-266-2200. The information contained in the table was prepared by the Adviser based on the following facts and assumptions:
       The Fund's returns take into account its actual fees and expenses. The Fund commenced investment activities on March 1, 2008. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

2      Does not reflect fees or expenses of any kind charged by the indices.

3      The Standard & Poor's 500 Composite Index (S&P 500) is an unmanaged index of U.S. companies, generally representative of the U.S. stock market.

4      The  Merrill  Lynch  Corporate and  Government  Master  Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market, excluding collateralized products such as mortgage pass-through and asset backed securities. Additional sub-indices are available that segment the index by maturity and rating.

OTHER DISCLOSURES

No index is directly comparable to the Fund. Past performance is not indicative of future results or performance of the Fund. There is no guarantee that the Fund will achieve its investment objective.


                   PERFORMANCE INFORMATION FOR THE MASTER FUND

              OLD MUTUAL EMERGING MANAGERS MASTER FUND, L.L.C. (1)
                   Performance Information as of April 30, 2010

MONTHLY RETURNS


---------- ---------- --------- --------- --------- --------- -------- --------- --------- --------- -------- --------- ---------
              Jan       Feb       Mar      Apr       May       Jun       Jul       Aug       Sep      Oct       Nov       Dec
---------- ---------- --------- -------- --------- --------- --------- --------- --------- -------- --------- --------- ---------
  2006                                                                                                                   0.63%
---------- ---------- --------- -------- --------- --------- --------- --------- --------- -------- --------- --------- ---------
  2007       1.61%     1.18%     0.99%    0.61%     0.83%     1.40%     3.50%     0.04%     0.59%    4.33%     3.21%     0.49%
---------- ---------- --------- -------- --------- --------- --------- --------- --------- -------- --------- --------- ---------
  2008       0.46%     1.75%    -2.36%    -1.39%    1.09%     1.23%     -1.18%    -0.43%   -2.91%    -0.30%    2.81%     -2.10%
---------- ---------- --------- -------- --------- --------- --------- --------- --------- -------- --------- --------- ---------
  2009       3.23%     4.51%    -3.10%    -5.14%    -0.18%    0.93%      0.15%     1.16%    1.17%     0.63%    0.85%      1.38%
---------- ---------- --------- -------- --------- --------- --------- --------- --------- -------- --------- --------- ---------
  2010       0.40%     1.10%     1.04%     0.63%


            Performance Relative to Major Indices as of May 31, 2009

                               ANNUALIZED RETURNS


                            YTD           Since Inception
--------------------- ----------------- ---------------------
Master Fund                 3.21%              7.29%
--------------------- ----------------- ---------------------
S&P 500(2),(3)              7.05%              2.65%
--------------------- ----------------- ---------------------
ML GovCorp(2),(4)           2.96%              5.63%
--------------------- ----------------- ---------------------

--------------------------------

1     This table is based on the investment performance of the Master Fund. The
Master Fund is not currently offered to any investors except for the Fund and Old Mutual Emerging Managers Fund, L.L.C. Fund performance changes over time and currently may be significantly different than stated. The information contained in the table was prepared by the Adviser based on the following facts and assumptions:

      The Master Fund's returns take into account its actual fees and expenses, which are lower than those for the Fund. Accordingly, had the Master Fund's performance records reflected the Fund's fees and expenses, the Master Fund's returns would have been lower. The Master Fund commenced operations on December 1, 2006. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

2     Does not reflect fees or expenses of any kind charged by the indices.

3     The Standard & Poor's 500 Composite Index (S&P 500) is an unmanaged index of U.S. companies, generally representative of the U.S. stock market.

4     The Merrill Lynch Corporate and Government Master Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market, excluding collateralized products such as mortgage pass-through and asset backed securities. Additional sub-indices are available that segment the index by maturity and rating.


OTHER DISCLOSURES

No index is directly comparable to the Master Fund. Past performance is not indicative of future results or performance of the Master Fund or the Fund. There is no guarantee that the Master Fund or the Fund will achieve its investment objective.

                                     PART C

                                OTHER INFORMATION

Item 25.  FINANCIAL STATEMENTS AND EXHIBITS

25(1)     Financial Statements:

          To be filed by amendment.

25(2)     Exhibits

          (a)(1) Certificate of Formation is incorporated by reference to Exhibit A(1) of the Registrant's Registration Statement on Form N-2, File No. 333-139653, filed on December 22, 2006.

          (a)(2) Amended and Restated Limited Liability Company Agreement, filed herewith as Appendix A of the Registrant's Registration Statement.

          (b)       Not Applicable

          (c)       Not Applicable

          (d)       Incorporated by reference to Exhibits (a)(2) and
                    (b) above.

          (e) Registrant's Automatic Dividend Reinvestment Plan is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 3 to the Registrant's
                    Registration Statement on Form N-2, File No. 333-139653, filed on June 15, 2009.

          (f)       Not Applicable

          (g) Form of Investment Management Agreement between the Registrant and Larch Lane Advisors LLC is incorporated by reference to Exhibit 25(2)(g) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File No. 333-139653, filed on March 22, 2007.

          (h) Form of Distribution Agreement between the Registrant and Old Mutual Investment Partners is incorporated by reference to Exhibit 25(2)(h) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on
                    Form N-2, File No. 333-139653, filed on March 22, 2007.

          (i)       Not Applicable

          (j) Form of Custodian Services Agreement between the Registrant and SEI Private Trust Company is incorporated by reference to Exhibit 25(2)(j) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File No. 333-139653, filed on March 22, 2007.

          (k)(1) Form of Administration Agreement between the Registrant and SEI Investments Global Funds Services is incorporated by reference to Exhibit

                    25(2) (k)(1) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File No. 333-139653, filed on March 22, 2007.

          (k)(2) Form of Escrow Agreement between the Registrant and SEI Private Trust Company is incorporated by reference to
                    Exhibit 25(2)(k)(2) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File No. 333-139653, filed on March 22, 2007.

          (k)(3) Power of Attorney is incorporated by reference to Exhibit 25(2)(k)(3) of Registrant's Registration Statement on Form N-2, File No. 333-165528, filed on March 17, 2010.

          (k)(4) Form of Expense Limitation Agreement between the Registrant and Larch Lane Advisors LLC is incorporated by reference to Exhibit (k)(4) of Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-2, File No. 333-139653, filed on July 28, 2009.

          (k)(5) Form of Amendment No. 1 to Administration Agreement between the Registrant and SEI Investments Global Funds Services, filed herewith.

          (k)(6) Form of Amendment No. 2 to Administration Agreement between the Registrant and SEI Investments Global Funds Services, filed herewith.

          (l) Opinion and Consent of Schulte Roth & Zabel LLP, filed herewith.

          (m)       Not Applicable

          (n)(1)    Consent of Rothstein, Kass & Company, P.C. filed herewith.

          (o)       Not Applicable

          (p) Certificate of Initial Member is incorporated by reference to Exhibit 25(2)(p) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File No. 333-139653, filed on March 22, 2007.

          (q)       Not Applicable

          (r)(1) Code of Ethics of the Registrant is incorporated by reference to Exhibit 25(2)(r)(1) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File No. 333-139653, filed on March 22, 2007.

          (r)(2) Code of Ethics of Larch Lane Advisors LLC is incorporated by reference to Exhibit 25(2)(r)(2) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File No. 333-139653, filed on March 22, 2007.

          (r)(3) Code of Ethics of Old Mutual Investment Partners is incorporated by reference to Exhibit 25(2)(r)(3) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File No. 333-139653, filed on March 22, 2007.


ITEM 26.   MARKETING ARRANGEMENTS

     Please refer to Item 25(2)(h) above.

 ITEM 27.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

 All Figures are estimates
     Blue sky fees and expenses               $23,300
     Accounting fees and expenses             $     0
     Legal fees and expenses                  $40,000
     Printing and engraving                   $ 5,100
     Miscellaneous                            $ 5,000
        Total                                 $73,400

ITEM 28.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     Not Applicable

ITEM 29.   NUMBER OF HOLDERS OF LIMITED LIABILITY COMPANY INTERESTS*

     The following table sets forth the approximate number of record holders of the Registrant's limited liability company interests as of March 31, 2010.

                                                                 Number of
Title of Class                                                Record Holders
--------------                                                ---------------
Limited Liability Company Interests                                  3

     *To be filed by amendment.

ITEM 30.   INDEMNIFICATION

          Reference is made to Section 3.8 of the Registrant's Amended and Restated Limited Liability Company Agreement (the "Company Agreement"), filed herewith. The Registrant hereby undertakes that it will apply the indemnification provision of the Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to managers, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Manager, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Manager, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          Additionally, pursuant to the Distribution Agreement between the Registrant and Old Mutual Investment Partners (the "Distributor"), the Distributor will indemnify and hold harmless the Registrant and each of its managers and officers and each person, if any, who controls the Registrant, against any loss, liability, claim, damage or expense, as incurred, arising by reason of any person acquiring any interests, which may be based upon the Securities Act, or on any other statute or at common law, on the ground that any registration statement or other offering materials, as from time to time amended and supplemented, or an annual or interim report to members of the Registrant, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant in connection therewith by or on behalf of the Distributor, but only with respect to statements or omissions made in reliance upon, and in conformity with, information furnished to the Registrant in writing by or on behalf of the Distributor for use in connection with the registration statement or other offering materials, as from time to time amended, or the annual or interim reports to members.


ITEM 31.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Larch Lane Advisors LLC (the "Adviser"), a Delaware limited liability company, is registered as an investment adviser under the 1940 Act and acts as investment adviser for private pooled investment vehicles, including investment funds excluded from the definition of investment company under the 1940 Act, as well as registered investment companies. The Adviser is also registered as a commodity pool operator with the Commodity Futures Trading Commission.

     To the knowledge of the Registrant, none of the managers or executive officers of the Adviser are or have been, at any time during the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.

     The Adviser provides investment advisory services to the Registrant and to the fund in which the Registrant invests substantially all of its assets, pursuant to an investment management agreement with the Registrant. LLA Holdings LLC, the special member of the Adviser, owns 75% of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings Inc., which, in turn, is a wholly-owned subsidiary of Old Mutual plc, a London exchange-listed international financial services firm. Information with respect to each manager and executive officer of the Adviser is incorporated by reference to Form ADV filed by the Adviser with the Commission pursuant to the Investment Advisers Act of 1940, as amended (File no. 801-64829). The principal business address of the Adviser is 800 Westchester Avenue, S-618, Rye Brook, New York 10573.

ITEM 32.   LOCATION OF ACCOUNTS AND RECORDS

     All  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the

Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

          (1) the Registrant, 800 Westchester Avenue, S-618, Rye Brook, New York 10573;

          (2) the Administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456;

          (3) the Custodian, SEI Private Trust Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456; and

          (4) the Adviser, Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573.

ITEM 33.   MANAGEMENT SERVICES

     Except   as   described   under   "Investment    Advisory   Services"   and
"Administration Agreement" in this Registration Statement, the Registrant is not party to any management service related contract.

ITEM 34.   UNDERTAKINGS

     The Registrant undertakes to suspend the offering of Interests until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

     The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
(1) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (3) to include any material information with respect to any plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 17th day of June, 2010.

             OLD MUTUAL EMERGING MANAGERS INSTITUTIONAL FUND, L.L.C.

                            By:   /s/ Ross Weissman
                                  ----------------------
                                  Name:  Ross Weissman
                                  Title: Chief Financial Officer

          Pursuant  to   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the capacities indicated.

                                     Title                   Date

/s/ Matthew Appelstein*            Principal              June 17, 2010
-----------------------            Manager, Chief
Matthew Appelstein                 Executive
                                   Officer

/s/ Gerald Hellerman*              Manager                June 17, 2010
---------------------
Gerald Hellerman

/s/ Paul D. Malek*                 Manager                June 17, 2010
------------------
Paul D. Malek

/s/ George W. Morriss*             Manager                June 17, 2010
----------------------
George W. Morriss

/s/ Ross Weissman                  Treasurer,             June 17, 2010
-----------------                  Chief Financial
Ross Weissman                      Officer

*This amendment has been signed by each of the persons so indicated by the undersigned as attorney in fact.


                                                /s/ Ross Weissman
                                                --------------------
                                                Ross Weissman, Attorney-in-Fact

          Old Mutual Emerging Managers Master Fund, L.L.C. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 17th day of June, 2010.

                OLD MUTUAL EMERGING MANAGERS MASTER FUND, L.L.C.

                            By:  /s/ Ross Weissman
                                 -----------------------------
                                 Name:  Ross Weissman
                                 Title: Chief Financial Officer

          Pursuant  to   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the capacities indicated.

                                    Title                  Date

/s/ Matthew Appelstein*           Principal              June 17, 2010
-----------------------           Manager, Chief
Matthew Appelstein                Executive Officer


/s/ Gerald Hellerman*             Manager                June 17, 2010
---------------------
Gerald Hellerman

/s/ Paul D. Malek*                Manager                June 17, 2010
------------------
Paul D. Malek

/s/ George W. Morriss*            Manager                June 17, 2010
----------------------
George W. Morriss

/s/ Ross Weissman                 Treasurer,             June 17, 2010
-----------------                 Chief Financial
Ross Weissman                     Officer

*This amendment has been signed by each of the persons so indicated by the undersigned as attorney in fact.


                                                /s/ Ross Weissman
                                                -----------------------
                                                Ross Weissman, Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibits      Description
--------      -----------

(k)(5)        Form of Amendment No. 1 to Administration Agreement

(k)(6)        Form of Amendment No. 2 to Administration Agreement

(l)           Opinion of Schulte Roth & Zabel LLP

(n)(1)        Consent of Rothstein, Kass & Company, P.C.